Filed Pursuant to Rule 433
                                                          File No. 333-140720-03

                             BCAP LLC TRUST 2007-AA4
                             FREE WRITING PROSPECTUS

                                   (GROUP II)

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, the underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275 ext. 2663.

      The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: http://www.sec.gov/Archives/edgar/data/ 1337454/000091412107000651/by7522913-s3a1.txt.

           IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL
                                   DISCLAIMERS

      Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change prior to the time of your commitment to purchase. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities, in any jurisdiction where that offer, solicitation or sale is not permitted.

             THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION
                          AND IS DATED JUNE 28, 2007

                                  $253,530,000

                             BCAP LLC Trust 2007-AA4
                                (Issuing Entity)

                                    BCAP LLC
                                   (Depositor)

                               Sutton Funding LLC
                                    (Sponsor)

               Mortgage Pass-Through Certificates, Series 2007-AA4
                                   (Group II)

BCAP LLC Trust 2007-AA4 will issue certificates in two separate groups. Only one of the two groups of certificates is described in this free writing prospectus.

         Expected Principal    Expected Ratings                            Average Life to Call(3)/    Principal Payment Window to
Class        Amount(1)        (S&P/ Moody's/DBRS)   Pass-Through Rate(2)     Maturity (years)(4)           Call(3)/Maturity(4)
------   ------------------   -------------------   --------------------   ------------------------   -----------------------------
II-A-1   $      229,133,000      AAA /Aaa/AAA       1 mo. LIBOR + [__]%           3.05/3.31           07/07 - 08/15 / 07/07 - 04/25
II-M-1   $        9,423,000   AA+ /Aaa/AA (high)    1 mo. LIBOR + [__]%           5.92/6.40           01/11 - 08/15 / 01/11 - 07/20
II-M-2   $        5,164,000        AA/Aa1/AA        1 mo. LIBOR + [__]%           5.91/6.32           01/11 - 08/15 / 01/11 - 04/19
II-M-3   $        1,678,000    AA-/Aa1/AA (low)     1 mo. LIBOR + [__]%           5.91/6.26           01/11 - 08/15 / 01/11 - 04/18
II-M-4   $        1,807,000     A+/Aa2/A (high)     1 mo. LIBOR + [__]%           5.91/6.21           01/11 - 08/15 / 01/11 - 11/17
II-M-5   $        1,678,000         A/Aa3/A         1 mo. LIBOR + [__]%           5.90/6.15           01/11 - 08/15 / 01/11 - 05/17
II-M-6   $        2,453,000   BBB+/A1/BBB (high)    1 mo. LIBOR + [__]%           5.90/6.03           01/11 - 08/15 / 01/11 - 11/16
II-M-7   $        2,194,000    BBB-/A2/BBB (low)    1 mo. LIBOR + [__]%           5.81/5.82           01/11 - 08/15 / 01/11 - 11/15

--------------------

(1)   Subject to a variance of plus or minus 5%.

(2) The pass-through rate for each class of certificates will be equal to the sum of one-month LIBOR plus a fixed margin and will increase after the first distribution date on which the optional clean-up call is exercisable (subject to a cap on those pass-through rates), as described in this free writing prospectus under "Description of the Certificates--Distributions of Interest and Principal."

(3) Pricing assumes 10% optional clean-up call is exercised on the earliest possible date.

(4)   Based on 100% of the applicable prepayment assumption.

Each class of certificates will be entitled to receive monthly distributions of interest and principal, beginning on July 25, 2007.

Assets of the issuing entity will consist primarily of--

The assets of the issuing entity will consist of two pools of mortgage loans.
      Both pools will contain primarily closed-end, adjustable-rate alternative-A loans secured by first-lien mortgage loans. The second pool will contain mortgage loans that may be subject to negative amortization. Only the second pool of mortgage loans and the certificates relating to such pool are described in this free writing prospectus.

Pre-funding feature--

The issuing entity will have a pre-funding feature, permitting the issuing entity to acquire $57,000,000 of additional mortgage loans to be included in the second pool of mortgage loans on or prior to July 31, 2007.

Credit enhancement will consist of--

Subordination of the subordinate certificates to the senior certificates as described in this free writing prospectus under "Description of the Certificates--Distributions of Interest and Principal"; and

Excess interest and overcollateralization as described in this free writing prospectus under "Description of the Certificates--Overcollateralization Provisions."

--------------------------------------------------------------------------------

      You should consider carefully the risk factors beginning on page S-20 of this free writing prospectus and page 16 in the prospectus.

      The certificates will not represent obligations of BCAP LLC or any of its affiliates. Neither the depositor, the sponsor, nor any of their respective affiliates, will insure or guarantee distributions on the certificates of any series. No governmental agency or any other person will insure the certificates or the collateral securing the certificates.

      You should consult with your own advisors to determine if the offered certificates are appropriate investments for you and to determine the applicable legal, tax, regulatory and accounting treatment of the offered certificates.

--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We will not list the offered certificates on any national securities exchange or on any automated quotation system.

                                Barclays Capital

                                Table of Contents

Free Writing Prospectus                                               Page

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS FREE WRITING
  PROSPECTUS AND THE ACCOMPANYING PROSPECTUS...........................S-4
EUROPEAN ECONOMIC AREA.................................................S-5
UNITED KINGDOM.........................................................S-5
NOTICE TO UNITED KINGDOM INVESTORS.....................................S-5
SUMMARY................................................................S-7
RISK FACTORS..........................................................S-20
THE MORTGAGE LOAN POOL................................................S-32
  General.............................................................S-33
  The Index...........................................................S-35
  Prepayment Premiums.................................................S-35
  The Group II Initial Mortgage Loans.................................S-36
  Credit Scores.......................................................S-37
  Conveyance of Subsequent Mortgage Loans.............................S-37
THE SPONSOR...........................................................S-38
STATIC POOL INFORMATION...............................................S-39
THE DEPOSITOR.........................................................S-40
THE ISSUING ENTITY....................................................S-40
THE ORIGINAL LOAN SELLER..............................................S-40
  General.............................................................S-40
  Chevy Chase Loans...................................................S-41
  General.............................................................S-41
  Underwriting Guidelines.............................................S-41
THE SERVICER..........................................................S-43
  General.............................................................S-43
  Experience and Procedures...........................................S-43
  Delinquency and Foreclosure Experience..............................S-44
THE CUSTODIAN.........................................................S-44
THE TRUSTEE...........................................................S-45
DESCRIPTION OF THE CERTIFICATES.......................................S-46
  General.............................................................S-46
  Book-Entry Registration.............................................S-47
  Definitive Certificates.............................................S-50
  Assignment of the Initial Mortgage Loans............................S-51
  Assignment of Subsequent Mortgage Loans.............................S-51
  Capitalized Interest Account........................................S-52
  Delivery of Mortgage Loan Documents.................................S-52
  Representations and Warranties Relating to the Mortgage Loans.......S-53
  Payments on the Mortgage Loans......................................S-56
  Distributions.......................................................S-57
  Administration Fees.................................................S-58
  Priority of Distributions Among Certificates........................S-58
  Distributions of Interest and Principal.............................S-59
  Allocation of Net Deferred Interest.................................S-62
  Applied Realized Loss Amounts and Shortfalls........................S-63
  Calculation of One-Month LIBOR......................................S-63
  Excess Reserve Fund Account.........................................S-63
  Overcollateralization Provisions....................................S-64
  Reports to Certificateholders.......................................S-65
SERVICING OF THE MORTGAGE LOANS.......................................S-67
  Subservicers........................................................S-67
  Servicing Fees and Other Compensation and Payment of Expenses.......S-67
  P&I Advances and Servicing Advances.................................S-67
  Prepayment Interest Shortfalls......................................S-68
  Servicer Reports....................................................S-69
  Collection and Other Servicing Procedures...........................S-70
  Hazard Insurance....................................................S-70
  Realization Upon Defaulted Mortgage Loans...........................S-71
  Removal and Resignation of the Servicer.............................S-71
  Eligibility Requirements for Trustee; Resignation and Removal of
   Trustee............................................................S-73
  Indemnification and Third Party Claims..............................S-73
  Termination; Optional Clean-up Call.................................S-74
  Certain Matters Regarding the Depositor, the Servicer, the
   Custodian and the Trustee..........................................S-75
  Amendment...........................................................S-76
PREPAYMENT AND YIELD CONSIDERATIONS...................................S-76
  Structuring Assumptions.............................................S-76
  General.............................................................S-81
  Defaults............................................................S-81
  Prepayment Considerations and Risks.................................S-81
  Overcollateralization Provisions....................................S-83
  Subordinated Certificates and Allocation of Realized Losses to
   the Offered Certificates...........................................S-84
  Weighted Average Lives of the Offered Certificates..................S-85
  Decrement Tables....................................................S-85
  Hypothetical Available Funds Table..................................S-90

  Final Scheduled Distribution Date...................................S-94
FEDERAL INCOME TAX CONSIDERATIONS.....................................S-94
  General.............................................................S-94
  Taxation of Regular Interests.......................................S-95
  Status of the Offered Certificates..................................S-95
  The Basis Risk Contract Component...................................S-95
  Other Matters.......................................................S-97
STATE AND LOCAL TAXES.................................................S-97
ERISA CONSIDERATIONS..................................................S-97
LEGAL INVESTMENT......................................................S-99
LEGAL MATTERS.........................................................S-99
REPORTS TO CERTIFICATEHOLDERS........................................S-100
RATINGS..............................................................S-100
GLOSSARY.............................................................S-101
ANNEX I - CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION
  REQUIREMENTS.........................................................I-1
SCHEDULE A - MORTGAGE LOAN STATISTICAL INFORMATION.....................A-1

        IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS FREE WRITING
                   PROSPECTUS AND THE ACCOMPANYING PROSPECTUS

      We provide information about the offered certificates to which this free writing prospectus relates for the series 2007-AA4 in two separate documents that progressively include more detail:

      o the accompanying prospectus dated March 14, 2007, which provides general information, some of which may not apply to the series 2007-AA4 certificates; and

      o this free writing prospectus, which describes the specific terms of the series 2007-AA4 certificates.

      Sales of the offered certificates may not be completed unless you have been given the opportunity to receive both this free writing prospectus and the prospectus. You are urged to read both this free writing prospectus and the prospectus in full.

      Cross-references in this free writing prospectus and the accompanying prospectus to captions in these materials are included to assist in locating further related discussions. The preceding table of contents and the table of contents in the accompanying prospectus provide the pages on which these captions are located.

      In this free writing prospectus, the terms "depositor," "we," "us" and "our" refer to BCAP LLC.

      All annexes and schedules to this free writing prospectus are a part of this free writing prospectus.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

      (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

      (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this free writing prospectus if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This free writing prospectus must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this free writing prospectus relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

   Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the issuing entity and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                     SUMMARY

      This summary highlights selected information from this free writing prospectus and does not contain all of the information that you need to consider in making your investment decision. You should read this entire free writing prospectus and the accompanying prospectus carefully to understand all of the terms of the offering of the certificates.

Relevant Parties

Issuing Entity......................  BCAP LLC Trust 2007-AA4, a trust that will be formed pursuant to a trust agreement, dated as of June 1, 2007, by and among the depositor, the trustee and the custodian. The issuing entity will include two groups of mortgage loans. The certificates described in this free writing prospectus represent beneficial ownership interests in only one of the two groups of mortgage loans that comprise the assets of the issuing entity. That group will be referred to as "group II." All payments to you will come only from the amounts received in connection with group II. The certificates only represent interests in the assets of the issuing entity relating to group II.

Sponsor.............................  Sutton Funding LLC, a Delaware limited liability company. The principal office of Sutton Funding LLC is located at c/o Global Securitization Services, LLC, 445 Broad Hollow Road, Suite 239, Melville, New York 11747, and its telephone number is (631) 587-4700. Barclays Bank PLC is the administrator of Sutton Funding LLC. For further information regarding Sutton Funding LLC, see "The Sponsor" in this free writing prospectus.

Depositor...........................  BCAP LLC, the depositor, is a limited liability company organized under the laws of Delaware. The principal executive office of the depositor is located at 200 Park Avenue, New York, New York 10166, and its telephone number is (212) 412-4000. The depositor is a direct wholly owned subsidiary of Barclays Bank PLC. For further information regarding the depositor, see "The Depositor" in this free writing prospectus.

Original Loan Seller................  Chevy Chase Bank, F.S.B., a federally chartered stock savings bank, with its
                                      principal executive office located at 7501
                                      Wisconsin Avenue, 6th Floor West Tower,
                                      Bethesda, Maryland 20814, and its
                                      telephone number is (301) 987-2265.

Custodian...........................  Wells Fargo Bank, National Association, a
                                      national banking association. The office of the custodian is located at 24 Executive Park, Suite 100, Irvine, California 92614, Attention: Document Custody, and its telephone number is (949) 757-5100. For further information regarding the custodian, see "The Custodian" in this free writing prospectus.

Servicer............................  Chevy Chase Bank, F.S.B., a federally chartered stock savings bank, with its
                                      principal executive office is located at 6151 Chevy Chase Drive, Laurel, Maryland 20707, and its telephone number is (301) 939-4095. See "The Servicer" in this free writing prospectus. Chevy

                                      Chase Bank, F.S.B will act as servicer of the mortgage loans in group II and, in that capacity, will:

                                      (1)   provide customary servicing
                                            functions with respect to the
                                            mortgage loans pursuant to a
                                            servicing agreement;

                                      (2)   provide certain reports to the
                                            trustee; and

                                      (3)   make certain advances.

Trustee.............................  Deutsche Bank National Trust Company, a
                                      national banking association with its
                                      corporate trust office at 1761 East St.
                                      Andrew Place, Santa Ana, California 92705,
                                      Attention: Trust Administration BC0704,
                                      telephone number (714) 247-6000. For
                                      further information regarding the trustee, see "The Trustee" in this free writing prospectus.

Rating Agencies.....................  Moody's Investors Service, Inc., Standard
                                      & Poor's Ratings Services, a division of
                                      The McGraw-Hill Companies, Inc., and DBRS,
                                      Inc. will issue ratings with respect to
                                      the certificates.

                                      The following diagram illustrates the
                                      various parties involved in the
                                      transaction and their functions.

                            ------------------------
                            Chevy Chase Bank, F.S.B.
                                  (Originator)
                            ------------------------
                                        |
                                        |
                                        | Loans
                                        v
                            ------------------------
                               Sutton Funding LLC
                                    (Sponsor)
                            ------------------------
                                        |
                                        |              ------------------------
                                        | Loans              Deutsche Bank
                                        v            |- National Trust Company
                            ------------------------ |         (Trustee)
                                    BCAP LLC         | ------------------------
                                   (Depositor)       |
                            ------------------------ | ------------------------
                                        |            |        Chevy Chase
                                        |            |-      Bank, F.S.B.
                                        | Loans      |        (Servicer)
                                        v            | ------------------------
                            ------------------------ |
                                    BCAP LLC         | ------------------------
                                 Trust 2007-AA4     -|- Wells Fargo Bank, N.A.
                                 (Issuing Entity              (Custodian)
                            ------------------------   ------------------------

Relevant Dates

Cut-off Date......................... For any initial mortgage loan transferred to the issuing entity on the closing date, the cut-off date is June 1, 2007. For any mortgage loan transferred to the issuing entity during the pre-funding period, the cut-off date will be the first day of the month in which the mortgage loan is transferred to the issuing entity.


Closing Date......................... On or about June 29, 2007.


Final Scheduled Distribution Date.... The distribution date occurring in August
                                      2047.


Distribution Date.................... Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in July 2007, to the holders of record on the preceding record date.

                                      The record date for the certificates will be the business day preceding the related distribution date, unless the certificates are issued in definitive form, in which case the record date for the certificates will be the last business day of the month immediately preceding the related distribution date.

Assets of the Pool

The Mortgage Loans................... The mortgage loans to be included in group
                                      II will primarily consist of
                                      adjustable-rate alternative-A mortgage
                                      loans that may be subject to negative
                                      amortization, secured by first-lien
                                      mortgages or deeds of trust on residential real properties. The mortgage loans were purchased by the sponsor from the original loan seller. The original loan seller has made certain representations and warranties relating to the mortgage loans. All references to the "mortgage loans" in this free writing prospectus are references only to the mortgage loans in group II unless otherwise specified in this free writing prospectus.

                                      On the closing date, the sponsor will sell the initial mortgage loans to the depositor and the depositor will sell the initial mortgage loans to the issuing entity. The aggregate scheduled principal balance of the initial mortgage loans as of the cut-off date will be approximately $201,178,036.

                                      The information regarding the initial
                                      mortgage loans set forth in this free
                                      writing prospectus that is based on the
                                      principal balance of the initial mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the initial mortgage loans on or prior to the cut-off date.

                                      All of the initial mortgage loans have an initial fixed-rate period of one month. After such initial fixed-rate period, the interest rate on each mortgage loan will adjust monthly and will be equal to the related index plus a specified margin. The index for all of the mortgage loans will be One-Year MTA, which is the 12-month moving average yield on United States Treasury Securities adjusted to a constant maturity of one year. See "The Mortgage Loan Pool--The Index" in this free writing prospectus.

                                      While the interest rate on all of the
                                      initial mortgage loans will adjust monthly
                                      (after an initial fixed-rate period), the minimum monthly payment on each such initial mortgage loan generally will only adjust annually. On each annual payment adjustment date, the minimum monthly payment generally will not increase or decrease by more than 7.50%. As a result, the interest due with respect to a mortgage loan for any given month may, under certain circumstances, exceed the monthly payment for that month. In that case, payment of the excess of interest due over the monthly payment will be deferred and that excess will be added to the principal balance of that mortgage loan in the form of negative amortization. See "The Mortgage Loan Pool" in this free writing prospectus.

                                        Selected Data for the Mortgage Loans

                                      All of the initial mortgage loans have
                                      original terms to maturity of not greater than 480 months and have the following approximate characteristics as of the cut-off date:

                                      Weighted Average Remaining Term
                                        to Scheduled Maturity:                   395 months
                                      Range of mortgage rates:                 7.250% to 9.375%
                                      Weighted average mortgage rate:               8.020%
                                      Range of gross margins of
                                        mortgage loans:                        2.250% to 4.300%
                                      Weighted average gross margin
                                        of mortgage loans:                          2.996%
                                      Range of minimum mortgage rates
                                        of mortgage loans:                     2.250% to 4.300%
                                      Weighted average minimum
                                      mortgage rate of mortgage loans:              2.996%
                                      Range of maximum mortgage
                                        rates of mortgage loans:              11.900% to 11.900%
                                      Weighted average maximum mortgage
                                        rate of mortgage loans:                     11.900%
                                      Range of principal balances:           $55,303 to $2,677,563
                                      Average principal balance:                   $551,173
                                      Weighted average next rate
                                        adjustment date of mortgage loans:         1 Month
                                      Geographic concentration in
                                        excess of 5%:                        California:   48.79%
                                                                             Florida:      11.03%
                                                                             New Jersey:    6.67%
                                                                             Arizona:       6.56%
                                                                             New York:      5.05%

                                      For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this free writing prospectus.

Pre-Funding Feature.................. The aggregate principal balance of the group II mortgage loans purchased by the issuing entity on the closing date will be less than the amount permitted to be held by the issuing entity. On the closing date, the depositor will deposit $57,000,000 into a segregated account maintained with the trustee for the purchase of additional group II mortgage loans representing approximately 22.08% of the total maximum amount of group II mortgage loans. This account is referred to in this free writing prospectus as the "pre-funding account." The trustee will, if and as directed by the depositor, invest the funds in the pre-funding account in one or more eligible investments. Any income or gains on such investment on amounts in the pre-funding account will be transferred to the capitalized interest account and applied for the purposes for which capitalized interest account funds may be used. The issuing entity will use the funds in the pre-funding account to buy additional group II mortgage loans from the depositor during the pre-funding period. The pre-funding period is the period beginning on the closing date and ending on the earliest of (i) the date on which the amount on deposit in the pre-funding account is less than $100,000, or (ii) the close of business on July 31, 2007.

                                      The depositor must satisfy certain
                                      conditions specified in the trust
                                      agreement before it can sell additional
                                      group II mortgage loans to the issuing
                                      entity. The obligation of the issuing
                                      entity to purchase the additional group II mortgage loans during the pre-funding period is subject to the requirements that, following the purchase of such additional mortgage loans and with respect to the entire mortgage loan pool:

                                      o    No more than 11.00% of the mortgage
                                           loans will be first-lien mortgage
                                           loans, which are secured by
                                           properties that also secure
                                           second-lien mortgage loans;

                                      o    the weighted average original term to
                                           maturity may not exceed 410 months;

                                      o    the weighted average gross coupon
                                           rate must not be less than 8.550% or
                                           more than 8.625%;

                                      o    the weighted average original
                                           loan-to-value ratio must not exceed
                                           78.90%, and no more than 32.00% of
                                           the mortgage loans may have
                                           loan-to-value ratios in excess of
                                           80.00%;

                                      o    at least 90.00% of the mortgage loans
                                           must have prepayment penalties;

                                      o    the weighted average gross margin for
                                           the adjustable-rate mortgage loans
                                           must be at least 3.500%;

                                      o    the weighted average credit score
                                           must be at least 680, and none of the
                                           mortgage loans may have credit scores
                                           below 600; and

                                      o    no mortgage loan will be a "high
                                           cost" loan under the Home Ownership
                                           and Equity Protection Act of 1994 or
                                           "high cost," "threshold," "covered"
                                           or "predatory" loans under any other
                                           applicable federal, state or local
                                           law.

                                      Any of the requirements set above may be waived or modified in any respect with the consent of the rating agencies.

Description of the Certificates

Offered Certificates................. The BCAP LLC Trust 2007-AA4 will issue the
                                      Mortgage Pass-Through Certificates, Series
                                      2007-AA4. The certificates described in
                                      this free writing prospectus represent
                                      beneficial ownership interests in the
                                      specified portion of the assets of the
                                      issuing entity referred to as "group II."

                                      The offered certificates will consist of:

                                      o    One class of senior Class A
                                           certificates, referred to in this
                                           free writing prospectus as the "Class
                                           II-A certificates"; and

                                      o    Seven classes of subordinate Class
                                           II-M certificates, referred to in
                                           this free writing prospectus as the
                                           "Class II-M certificates." The Class
                                           II-M certificates are subordinate to,
                                           and provide credit enhancement for,
                                           the Class II-A certificates. Each
                                           class of Class II-M certificates is
                                           also subordinated to each class of
                                           Class II-M certificates, if any, with
                                           a lower numerical designation.

Other Certificates................... The issuing entity will also issue two classes of certificates related to the
                                      group II mortgage loans that are not
                                      offered by this free writing prospectus - the Class II-R and Class II-CE certificates.

                                      The Class II-CE certificates will have an initial principal balance of approximately $4,648,036, which is approximately equal to the initial overcollateralization amount required for group II by the trust agreement. The Class II-CE certificates initially evidence an interest of approximately 1.80% of the aggregate scheduled principal balance of the initial mortgage loans in group II as of the cut-off date plus the pre-funding amount.

                                      The certificates will represent undivided interests in the assets of the issuing entity, consisting primarily of the group II mortgage loans.


Structure............................ Distributions on the senior certificates and the subordinate certificates will be made on each distribution date from the collections on the mortgage loans, less certain expenses (such as any fees and expenses of the servicer, the trustee and the custodian, reimbursements for advances and any lender-paid primary mortgage insurance premiums). The distribution priorities and the subordination features applicable to the certificates are set forth below under "--Distribution Priorities."

Pass-Through Rates................... The pass-through rates for each class of offered certificates will be equal to the sum of one-month LIBOR plus a fixed margin, as described under "Description of the Certificates--Distributions of
                                      Interest and Principal" in this free
                                      writing prospectus.


Interest Accrual Period.............. Interest will accrue on each class of offered certificates on the basis of a
                                      360-day year and the actual number of days elapsed in the applicable interest accrual period, which, for any distribution date, will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.


Distribution Priorities.............. Distributions are required to be made to certificateholders on a monthly basis on each distribution date. The available funds for any distribution date will consist of the total of all payments or other collections, or advances in lieu of the payments, on or in respect of the mortgage loans that are available for distributions of interest on and principal of the certificates, net of any fees and expenses of the servicer, the trustee and the custodian and any lender-paid primary mortgage insurance premiums.

                                      On each distribution date, the trustee
                                      will be required to apply the available
                                      funds related to the mortgage loans for
                                      that date for the following purposes and in the following order of priority:

                                      (i)  from the portion of the available
                                           funds allocable to interest payments
                                           on the mortgage loans, as follows:

                                           (a)  first, to the Class II-A
                                                certificates, their accrued
                                                certificate interest for the
                                                related interest accrual period
                                                and any unpaid interest amounts
                                                from prior distribution dates;
                                                and

                                           (b)  second, sequentially to each
                                                class of Class II-M
                                                certificates, in numerical
                                                order, beginning with the Class
                                                II-M-1 certificates, their
                                                accrued certificate interest;

                                      (ii) (A)  on each distribution date
                                                prior to the Stepdown Date or on
                                                which a Trigger Event is in
                                                effect, an amount equal to the
                                                principal distribution amount
                                                (as further described in
                                                "Description of the
                                                Certificates--Distributions of
                                                Interest and Principal" in this
                                                free writing prospectus) (a)
                                                first, to the Class II-A
                                                certificates, until their class
                                                certificate balance has been
                                                reduced to zero, and (b) second,
                                                sequentially, to the Class II-M
                                                certificates, in numerical
                                                order, beginning with the Class
                                                II-M-1 certificates, until their
                                                respective class certificate
                                                balances have been reduced to
                                                zero;

                                           (B)  on each distribution date on and
                                                after the Stepdown Date and on
                                                which a Trigger Event is not in
                                                effect, (a) first, to the Class
                                                II-A certificates, the lesser of
                                                the principal distribution
                                                amount and an amount equal to
                                                the principal distribution
                                                entitlement for the Class II-A
                                                certificates (each as further
                                                described in "Description of
                                                the Certificates--Distributions
                                                of Interest and Principal" in
                                                this free writing prospectus),
                                                until their class certificate
                                                balance has been reduced to
                                                zero, and (b) second,
                                                sequentially, to the Class II-M
                                                certificates, in numerical
                                                order, beginning with the Class
                                                II-M-1 certificates in each
                                                case, the lesser of the
                                                remaining portion of the
                                                principal distribution amount
                                                and an amount equal to the
                                                principal distribution
                                                entitlement for that class of
                                                certificates (as further
                                                described in "Description of
                                                the Certificates--Distributions
                                                of Interest and Principal" in
                                                this free writing prospectus),
                                                until their respective class
                                                certificate balances have been
                                                reduced to zero; and

                                      (iii) any amount remaining after the
                                            distributions in clauses (i) and
                                            (ii) above, together with any
                                            Distributable Prepayment Premiums
                                            (to the extent not used in the
                                            principal distribution amount
                                            above), (a) first, sequentially, to
                                            the Class II-M certificates, in
                                            numerical order, beginning with the
                                            Class II-M-1 certificates, any
                                            unpaid interest amounts, (b) second,
                                            as follows:

                                            (i)   to the Class II-A
                                                  certificates, as a principal
                                                  reduction, to the extent of
                                                  any net deferred interest
                                                  written down from prior
                                                  distribution dates for those
                                                  classes and not previously
                                                  paid;

                                            (ii)  sequentially, to the Class
                                                  II-M certificates, in
                                                  numerical order, beginning
                                                  with the Class II-M-1
                                                  certificates, any principal
                                                  amounts written down from
                                                  prior distribution dates for
                                                  those classes;

                                            (iii) sequentially, to the Class
                                                  II-M certificates, as a
                                                  principal reduction, to the
                                                  extent of any net deferred
                                                  interest from prior
                                                  distribution dates for those
                                                  classes and not previously
                                                  paid; and

                                           (c) third, to the excess reserve
                                           fund, the amount of any basis risk
                                           payment for that distribution date,
                                           and from funds on deposit in the
                                           excess reserve fund account, an
                                           amount equal to any basis risk carry
                                           forward amounts with respect to the
                                           offered certificates for that
                                           distribution date in the same order
                                           and priority in which accrued
                                           certificate interest is allocated
                                           among those classes of certificates,
                                           and (d) fourth, to the Class II-CE or
                                           Class II-R certificates, any
                                           remaining amounts.

                                      "Stepdown Date" is defined in the
                                      "Glossary" included in this free writing prospectus and generally means the earlier to occur of (a) the distribution date immediately following the distribution date on which the aggregate class certificate balance of the Class II-A certificates has been reduced to zero and
                                      (b) the later to occur of (i) the
                                      distribution date in July 2010 and (ii)
                                      the first distribution date on which the subordination to the Class II-A certificates is greater than or equal to
                                      (x) prior to the distribution date in July
                                      2013, 4.50% of the sum of the aggregate
                                      stated principal balance of the initial
                                      mortgage loans for that distribution date and any amounts (net of investment earnings thereon) remaining in the pre-funding account or (y) on or after the distribution date in July 2013, 3.60% of the aggregate stated principal balance of the mortgage loans for that distribution date.

                                      "Trigger Event" is defined in the
                                      "Glossary" included in this free writing prospectus and generally means either a "cumulative loss trigger event" or a "delinquency trigger event." A "cumulative loss trigger event" with respect to any distribution date means the circumstances in which the aggregate amount of realized losses incurred since the cut-off date through the last day of the related due period divided by the sum of the aggregate stated principal balance of the mortgage loans as of the cut-off date and the initial amount on deposit in the pre-funding account exceeds the applicable cumulative loss percentages described in the definition of "Cumulative Loss
                                      Trigger Event" in the "Glossary" included in this free writing prospectus. A "delinquency trigger event" with respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the sum of the aggregate unpaid principal balance of the mortgage loans and the amount then on deposit in the pre-funding account, as of the last day of the related due period, equals or exceeds the applicable percentages described in the definition of "Delinquency Trigger Event" included in the "Glossary."


Registration and Denominations
  of the Certificates................ The offered certificates initially will be issued in book-entry form, in minimum
                                      denominations of $25,000 and integral
                                      multiples of $1 in excess of that amount.
                                      However, one certificate of each class may be issued in a greater or lesser amount. The offered certificates are sometimes referred to as book-entry certificates. No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing the person's interest in the issuing entity, except under limited circumstances as described in this free writing prospectus. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. See "Description of the Certificates--Book-Entry Registration" in this free writing prospectus.


Net Deferred Interest................ For any distribution date, the amount of the net deferred interest that will be
                                      allocated to the classes of the Class II-A
                                      Certificates and Class II-M Certificates will equal the excess, if any, of:

                                      o    the interest deferred on the mortgage
                                           loans, as a result of negative
                                           amortization from the previous due
                                           date to the due date related to that
                                           distribution date, over;

                                      o    the amount of principal collections
                                           and subsequent recoveries received on
                                           the mortgage loans during the
                                           prepayment period and due period
                                           related to that distribution date.
                                           This amount is referred to as the
                                           "net deferred interest."

                                      For any distribution date, net deferred
                                      interest on the mortgage loans will be
                                      allocated to each class of offered
                                      certificates in an amount equal to the
                                      excess, if any, of:

                                      o    the amount of interest accrued on the
                                           class of certificates at its
                                           pass-through rate during the accrual
                                           period related to that distribution
                                           date, over;

                                      o    the amount of current interest that
                                           would have accrued had the
                                           pass-through rate for that class of
                                           certificates equaled the Adjusted Cap
                                           Rate for that distribution date.

                                      The net deferred interest allocated to a class of certificates will be added as principal to the outstanding certificate principal balance of such class of certificates. See "Description of the Certificates--Allocation of Net Deferred Interest" in this free writing prospectus for additional information.

                                      In addition to the foregoing, if any
                                      amounts remain on deposit in the
                                      pre-funding account at the end of the
                                      pre-funding period (net of investment
                                      earnings thereon), those remaining amounts will be treated as a prepayment of principal on a mortgage loan and will be distributed as a distribution of principal on the offered certificates on the distribution date immediately following the end of the pre-funding period.

Credit Enhancement................... The credit enhancement provided for the benefit of the holders of the certificates consists solely of the following:

                                      o    overcollateralization in the initial
                                           amount of approximately 1.80% of the
                                           aggregate scheduled principal balance
                                           of the initial mortgage loans as of
                                           the cut-off date plus amounts in the
                                           pre-funding account (subject to
                                           reduction in certain circumstances);

                                      o    the use of excess interest to cover
                                           losses on the mortgage loans and as a
                                           distribution of principal to maintain
                                           required overcollateralization; and

                                      o    the subordination of distributions on
                                           the more subordinate classes of
                                           certificates to the required
                                           distributions on the more senior
                                           classes of certificates, and the
                                           allocation of losses on the mortgage
                                           loans to the most subordinate classes
                                           of certificates.

No Cross-Collateralization........... In addition to the mortgage loans in group
                                      II, the assets of the issuing entity will include another group of mortgage loans (referred to as "group I"). However, there will be no cross-collateralization between the two groups of mortgage loans. If the certificates relating to one group of mortgage loans have been retired, then principal payments on the mortgage loans in that group will not be distributed to the remaining certificates relating to the other group.

Servicing Standard; Advances......... Chevy Chase Bank, F.S.B. will act as servicer of the mortgage loans in group II and will be obligated to service and administer the mortgage loans on behalf of the issuing entity. The servicer has agreed to service the mortgage loans on a "scheduled/scheduled" basis. This means the servicer is responsible for advancing scheduled payments of principal and interest in accordance with the servicing agreement. The servicer has also agreed to cause the mortgage loans to be serviced in accordance with customary and usual mortgage servicing practices of prudent lending institutions.

                                      The servicer will be required to advance delinquent payments of principal and interest on the mortgage loans and advance any property protection expenses relating to the mortgage loans. The trustee solely in its capacity as successor servicer will advance its own funds to make advances if the servicer fails to do so (unless it deems the advances to be nonrecoverable) as required under the servicing agreement. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses. The servicer (and the trustee as successor servicer and any other successor servicer, if applicable) will not be required to make any advance that it determines would be nonrecoverable. The servicer will also be required to pay compensating interest to cover prepayment interest shortfalls, to the extent of the servicing fee payable to the servicer for the prior due period. See "The Servicer" in this free writing prospectus.

Servicer Fees........................ The servicer is entitled, with respect to each mortgage loan it services, to a
                                      monthly servicing fee, which will be
                                      retained by the servicer from such
                                      mortgage loan or payable monthly from
                                      amounts on deposit in the collection
                                      account. For each distribution date and
                                      each mortgage loan, the servicing fee will be an amount equal to one-twelfth of 0.375% per annum multiplied by the stated principal balance of that mortgage loan.

                                      As compensation for its activities under the trust agreement, the trustee will be entitled to the benefit of certain of the earnings on deposits in the distribution account. The custodian will be paid the custodial fee by the trustee from the trustee's own funds.

Optional Termination
  of the Trust....................... Subject to the satisfaction of the conditions described under "Servicing of the Mortgage Loans--Termination; Optional Clean-up Call" in this free writing prospectus, the holder of the majority percentage interest in the Class II-R certificates may, at its option, purchase the mortgage loans in group II and terminate the certificates representing beneficial ownership interests in such pool on any distribution date when the aggregate stated principal balance, as further described in this free writing prospectus, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the sum of the aggregate stated principal balance of the mortgage loans as of the cut-off date and the initial amount on deposit in the pre-funding account. This optional purchase of the mortgage loans would result in the payment on that distribution date of the final distribution on the certificates.

Required Repurchase or
  Substitution of Mortgage Loans..... The original loan seller has made certain representations regarding the mortgage
                                      loans sold by it. If with respect to any mortgage loan any of the representations and warranties made by the original loan seller is breached in any material respect as of the date made, or there exists any uncured material document defect, the original loan seller will be obligated to repurchase, or substitute for, the mortgage loan as further described under "Description of the Certificates--Delivery of Mortgage Loan Documents" and "--Representations and Warranties Relating to the Mortgage Loans" in this free writing prospectus.

Federal Tax Aspects.................. Cadwalader, Wickersham & Taft LLP is
                                      acting as tax counsel to the depositor and is of the opinion that:

                                      o    portions of the issuing entity will
                                           be treated as multiple real estate
                                           mortgage investment conduits, or
                                           REMICs, for federal income tax
                                           purposes and

                                      o    the offered certificates will
                                           represent regular interests in a
                                           REMIC, which will be treated as debt
                                           instruments of a REMIC, and will
                                           represent interests in certain basis
                                           risk interest carry forward payments,
                                           pursuant to the payment priorities in
                                           the transaction. Each interest in
                                           basis risk interest carry forward
                                           payments will be treated as payments
                                           under a notional principal contract
                                           for federal income tax purposes.

ERISA Considerations................. Subject to the conditions described under
                                      "ERISA Considerations" in this free
                                      writing prospectus, the offered
                                      certificates may be purchased by an
                                      employee benefit plan or other retirement arrangement subject to Title I of ERISA or
                                      Section 4975 of the Internal Revenue Code.
                                      See "ERISA Considerations" in this free
                                      writing prospectus.


Legal Investment..................... The Class II-A-1, Class II-M-1, Class
                                      II-M-2 and Class II-M-3 certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended
                                      - commonly known as SMMEA - so long as
                                      those certificates are rated in one of the two highest rating categories by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., DBRS, Inc. or another nationally recognized statistical rating organization. The Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates will not constitute "mortgage related securities" for purposes of SMMEA. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership and sale of the offered certificates. See "Risk Factors--Your Investment May Not Be Liquid" in this free writing prospectus and "Legal Investment" in this free writing prospectus and in the prospectus.


Ratings.............................. In order to be issued, the offered certificates must be assigned ratings not lower than the following by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and DBRS,
                                      Inc.:

                                      Class    S&P    Moody's       DBRS
                                      ------   ----   -------   ------------
                                      II-A-1   AAA     Aaa          AAA
                                      II-M-1   AA+     Aaa       AA (High)
                                      II-M-2    AA     Aa1           AA
                                      II-M-3   AA-     Aa1       AA (Low)
                                      II-M-4    A+     Aa2       A (High)
                                      II-M-5    A      Aa3            A
                                      II-M-6   BBB+    A1        BBB (high)
                                      II-M-7   BBB-    A2        BBB (low)

                              A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

                                  RISK FACTORS

      In addition to the risk factors discussed in the prospectus, prospective certificateholders should consider, among other things, the following additional factors in connection with the purchase of the certificates. Unless otherwise noted, all percentages are based upon the scheduled principal balances of the initial mortgage loans as of the cut-off date, which is June 1, 2007. Unless otherwise indicated in this free writing prospectus, the information regarding the initial mortgage loans set forth in this free writing prospectus that is based on the principal balance of the initial mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the initial mortgage loans on or prior to the cut-off date.

If the funds on deposit in the pre-funding account are not used to purchase additional mortgage loans, those funds will be distributed as a payment of principal, which may adversely affect the yield on your securities.

      If any of the money deposited in the pre-funding account has not been used by July 31, 2007 for the purchase of additional group II mortgage loans, the remaining amount (net of investment earnings thereon)will be treated as if such amounts were a prepayment of principal of group II mortgage loans and distributed as a distribution of principal on the offered certificates in the manner set forth in this free writing prospectus. If the amount of cash is substantial, those certificates will receive a significant unexpected early payment of principal. These payments could adversely affect your yield on your certificates, particularly if you purchase your certificates at a premium. Also, there is no assurance that affected certificateholders will be able to reinvest that cash in another investment with a comparable yield.

      Any purchase of additional group II mortgage loans by the issuing entity using funds on deposit in the pre-funding account is subject to the following conditions, among others:

      o each additional mortgage loan must satisfy specified statistical criteria and representations and warranties;

      o additional mortgage loans will not be selected in a manner that is believed to be adverse to the interests of the holders of the certificates; and

      o opinions of counsel will be delivered concerning the validity of the conveyance of additional mortgage loans.

      The ability of the sponsor to acquire subsequent mortgage loans meeting the requirements for inclusion in the group II mortgage loans described above and under the caption "The Mortgage Loan Pool--Conveyance of Subsequent Mortgage Loans" may be affected as a result of a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, we cannot assure you as to whether or to what extent economic or social factors will affect the sponsor's ability to acquire additional mortgage loans and therefore the availability of subsequent mortgage loans. The sponsor may only acquire subsequent mortgage loans from Chevy Chase Bank, F.S.B.

Less stringent underwriting standards and the resultant potential for delinquencies on the mortgage loans could lead to losses on your securities.

      The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

      The underwriting standards used in the origination of the mortgage loans in the issuing entity are generally less stringent than those of prime mortgage loans with respect to a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the issuing entity may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner that is more similar to the prime mortgage loans.

The mortgage loan market, particularly for subprime mortgage loans, is experiencing increasing levels of delinquencies and defaults; increased use of new mortgage loan products by borrowers may result in a decline in real estate values generally.

      In recent years, borrowers have increasingly financed their homes with new mortgage loan products including interest-only loans and negative amortization loans, which in many cases have allowed them to purchase homes that they might otherwise have been unable to afford. Many of these new products feature low monthly payments during the initial years of the mortgage loan that can increase (in some cases, significantly) over the mortgage loan term. There is little historical data with respect to these new mortgage loan products especially during a period of increased delinquencies or defaults for such mortgage loan products, especially during a period of increased delinquencies or defaults for such mortgage loan products. Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed levels anticipated by you. In that event, the offered certificates, and your investment in the offered certificates, may perform worse than you anticipate.

      The mortgage loan market, particularly for subprime mortgage loans, is experiencing increasing levels of delinquencies and defaults. We cannot assure you that this will not continue or that recent trends affecting subprime mortgage loans will not affect alternative-A or other types of mortgage loans. Moreover, with respect to hybrid mortgage loans after their initial fixed-rate period, and with respect to mortgage loans with a negative amortization feature that reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. In addition, the increased levels of delinquencies and defaults, as well as a deterioration in general real estate market conditions, have also resulted generally in loan originators being required to repurchase an increasingly greater number of mortgage loans pursuant to early payment default and representation and warranty provisions in their loan sale agreements. This has led to a deterioration in the financial performance of many loan originators, and in some cases, has caused certain loan originators to cease operations. Any such deterioration could adversely affect the ability of a loan originator to repurchase or substitute for mortgage loans as to which a material breach of representation or warranty exists or to service mortgage loans. In light of the foregoing, you should consider the heightened risks associated with investing in the offered certificates, and the risk that your investment in the offered certificates may perform worse than you anticipate.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

      Different geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, may experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans to the risk that a downturn in the economy in this region of the country would more greatly affect the mortgage loans than if the mortgage loans were more diversified.

      In particular, the following approximate percentages of initial mortgage loans on the cut-off date were secured by mortgaged properties located in the following states:

      California   Florida   New Jersey   Arizona   New York
      ----------   -------   ----------   -------   --------
        48.79%      11.03%      6.67%      6.56%     5.05%

      Because of the relative geographic concentration within certain states of the mortgaged properties securing the mortgage loans, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, wildfires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

Effect on yields caused by prepayments, defaults and losses.

Borrowers may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

      o If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you expect.

      o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you expect.

      o The prepayment behavior of the mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage interest rates available to borrowers, the borrowers may prepay their mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

      o Approximately 97.70% of the initial mortgage loans require the borrower to pay a prepayment premium in certain instances if the borrower prepays the mortgage loan during a stated period, which may be from one year to three years after the mortgage loan was originated. A prepayment premium may or may not discourage a borrower from prepaying the related mortgage loan during the applicable period.

      o Chevy Chase Bank, F.S.B., the original loan seller, may be required to purchase mortgage loans from the issuing entity in the event certain breaches of their representations and warranties occur or certain material document defects occur, which in each case, have not been cured. These purchases will have the same effect on the holders of the offered certificates as a prepayment of those mortgage loans.

      o The holder of the majority percentage interest in the Class II-R certificates may purchase all of the mortgage loans when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the sum of the aggregate stated principal balance of the initial mortgage loans as of the cut-off date and the initial amount on deposit in the pre-funding account.

If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

      o As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this free writing prospectus, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, are likely to result in an earlier return of principal to the offered certificates and are likely to influence the yield on the offered certificates in a manner similar to the manner in which principal prepayments on the mortgage loans would influence the yield on the offered certificates.

      o The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the offered certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the offered certificates as a result of the overcollateralization provisions will influence the yield on the offered certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the offered certificates.

      o The multiple class structure of the offered certificates causes the yield of certain classes of the offered certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of offered certificates according to the priorities described in this free writing prospectus, the yield to maturity on those classes of offered certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the Class II-M certificates generally are not entitled to receive (unless the aggregate principal balance of the Class II-A certificates has been reduced to zero) any portion of the amount of principal payable to the offered certificates prior to the distribution date in July 2010. On and after such date, subject to the loss and delinquency performance of the mortgage loan pool, the Class II-M certificates may continue (unless the aggregate principal balance of the Class II-A certificates has been reduced to zero) to receive no portion of the amount of principal then payable to the offered certificates. The weighted average lives of the Class II-M certificates will therefore be longer than would otherwise be the case. The effect on the market value of the Class II-M certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class II-A certificates.

The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

      o If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This may reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

Newly originated mortgage loans may be more likely to default, which may cause losses on the offered certificates.

      o Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. All of the initial mortgage loans were originated 20 months or less prior to their sale to the issuing entity. As a result, the mortgage loans may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

The credit enhancement features may be inadequate to provide protection for the offered certificates.

      o The credit enhancement features described in this free writing prospectus are intended to enhance the likelihood that holders of the Class II-A certificates, and to a limited extent, the holders of the Class II-M certificates will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

      o If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses, even if you own Class II-A certificates.

Negative Amortization of the Mortgage Loans Will Affect the Yield on and Weighted Average Lives of the Offered Certificates.

      The interest rates on all of the mortgage loans adjust monthly after an initial fixed rate period of one month, but their minimum monthly payments adjust less frequently, subject to maximum interest rates, payments caps and other limitations. The initial interest rates on most of the mortgage loans are lower than the sum of the index applicable at origination and the related gross margin. During a period of rising interest rates, particularly prior to the first payment adjustment date, the amount of interest accruing on the principal balance of the mortgage loans may exceed the amount of the minimum monthly payment. As a result, a portion of the accrued interest on any mortgage loan may not be paid during that month. That portion of accrued interest will become deferred interest that will be added to the principal balance of the related mortgage loan. In addition, the initial fixed interest rate may be very low, resulting in significant negative amortization during such initial period.

      In addition, the amount by which a monthly payment may be adjusted on an annual payment adjustment date is limited and may not be sufficient to amortize fully the unpaid principal balance of a mortgage loan over its remaining term to maturity. If the interest rates on the mortgage loans decrease prior to an adjustment in the monthly payment, a larger portion of the monthly payment will be applied to the unpaid principal balance of the mortgage loan, which may cause the classes of certificates to amortize more quickly. Conversely, if the interest rates on the mortgage loans increase prior to an adjustment in the monthly payment, a smaller portion of the monthly payment will be applied to the unpaid principal balance of the mortgage loan, which may cause the classes of certificates to amortize more slowly. Further, if a mortgage loan accrues deferred interest during a due period, it will reduce the amount of interest available to be distributed as cash on the classes of certificates on the related distribution date. If the unpaid principal balance of a negative amortization loan exceeds the original balance of the mortgage loan by the amount specified in the related mortgage note, the monthly payment due on that negative amortization loan will be recast without regard to the payment cap in order to provide for the outstanding balance of the mortgage loan to be paid in full at its maturity. In addition, on the fifth payment adjustment date or tenth payment adjustment date of a mortgage loan, as applicable, and every fifth payment adjustment date thereafter and the last payment adjustment date prior to the mortgage loan's maturity, the monthly payment due on that mortgage loan will be recast without regard to the related payment cap in order to provide for the outstanding balance of the mortgage loan to be paid in full at its maturity by the payment of equal monthly installments. These features may affect the rate at which principal on these mortgage loans is paid and may create a greater risk of default if the borrowers are unable to pay the monthly payments on the related increased principal balances.

      The amount of deferred interest, if any, with respect to mortgage loans for a given month will reduce the amount of interest collected on these mortgage loans that is available for distributions of interest on the offered certificates. The resulting reduction in interest collections on the mortgage loans will be offset, in part or in whole, by applying principal payments received on the mortgage loans to interest distributions on those offered certificates. For any distribution date, the remaining deferred interest, or net deferred interest, on the mortgage loans may reduce the amount payable to the offered certificates as described in this free writing prospectus. The net deferred interest will be allocated to the offered certificates as described in this free writing prospectus. Allocations of net deferred interest could, as a result, affect the weighted average life of a class of certificates. Only the amount by which the payments of scheduled and unscheduled principal received on the mortgage loans exceeds the amount of deferred interest on the mortgage loans will be distributed as a principal distribution on the offered certificates. We cannot predict the extent to which deferred interest will accrue on the mortgage loans, and therefore cannot predict the extent of the effect of the allocation of net deferred interest on the offered certificates.

Interest generated by the mortgage loans may be insufficient to maintain the required level of overcollateralization.

      The weighted average of the net interest rates on the mortgage loans is expected to be higher than the weighted average of the pass-through rates on the offered certificates. The mortgage loans are expected to generate more interest than is needed to pay interest owed on the offered certificates and to pay certain fees payable by the issuing entity. Any remaining interest generated by the mortgage loans will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the issuing entity are covered, the available excess interest generated by the mortgage loans will be used to maintain overcollateralization at the required level determined as provided in the trust agreement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next risk factor, will affect the amount of excess interest that the mortgage loans will generate:

      o Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

      o Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

      o If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the offered certificates.

      o All of the mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the offered certificates. As a result, the pass-through rates on the offered certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rate on the offered certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the offered certificates. The pass-through rates on the offered certificates cannot exceed the weighted average interest rate of the mortgage loans less certain fees payable by the issuing entity.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

      o Investors in the offered certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of mortgage rates and other factors on the pass-through rates of the offered certificates.

      The offered certificates accrue interest at pass-through rates based on the one-month LIBOR index plus specified margins subject to certain limitations. Those limitations on the pass-through rates for the offered certificates are, in part, based on the weighted average of the interest rates on the mortgage loans net of certain fees payable by the issuing entity.

      A variety of factors, in addition to those described in the previous risk factor, could limit the pass-through rates and adversely affect the yield to maturity on the offered certificates. Some of these factors are described below:

      o The interest rates on all of the mortgage loans are based on a One-Year MTA index. All of the mortgage loans have periodic and maximum limitations on adjustments to their mortgage rates, and, as discussed in the previous risk factor, all of the mortgage loans will adjust their mortgage rates on a monthly basis commencing one month after the origination of those mortgage loans. As a result of the limit on the pass-through rates for the offered certificates, those certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

      o One-Year MTA may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the mortgage loans may decline while the pass-through rates on the offered certificates are stable or rising. It is also possible that the interest rates on certain of the mortgage loans and the pass-through rates for the offered certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

      o The pass-through rates for the offered certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on the mortgage loans adjust less frequently. Consequently, the limit on the pass-through rates for the offered certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the offered certificates are more likely to be limited.

      o If the pass-through rates on the offered certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the mortgage loans, the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the offered certificates and the payment of certain fees and expenses of the issuing entity. .

Prepayments or other recoveries of principal on the mortgage loans could lead to shortfalls in the distribution of interest on your certificates.

      When a principal prepayment is made by the borrower on a mortgage loan, the borrower is charged interest on the amount of prepaid principal only up to the date of the prepayment, instead of for a full month resulting in prepayment interest shortfalls. Any other recoveries of principal not accompanied by payment of interest amounts due on such recovered amounts for a full month will also result in prepayment interest shortfalls. In addition, principal prepayments and recoveries will only be passed through to the holders of the certificates once a month on the distribution date which follows the prepayment period in which the prepayment and recoveries were received by the servicer. Although the servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates resulting from such prepayments or other recoveries of principal in an amount equal to the difference between the interest received by the servicer in connection with such prepayments and other recoveries of principal and thirty days' interest on the amount of the prepayment or other recovery of principal, to the extent of servicing fees payable by it for that distribution date. If the servicer fails to make such payment or the shortfall exceeds the servicing fee payable to the servicer for any distribution date, there will be fewer funds available for the distribution of interest on the certificates. Such shortfalls of interest, if they result in the inability of the issuing entity to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

The weighted average lives and the yields to maturity on the offered certificates are sensitive to borrower defaults and losses on the mortgage loans.

      The weighted average lives of, and the yields to maturity on, the Class II-A certificates, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates will be progressively more sensitive, in that order, to the rate and timing of borrower defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the excess interest and the amount of overcollateralization following distributions on the related distribution date, will reduce the aggregate principal balance of the Class II-M-7, Class II-M-6, Class II-M-5, Class II-M-4, Class II-M-3, Class II-M-2, and Class II-M-1 certificates, in that order. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case. Once a realized loss is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they are liquidated. However, the amount of any realized losses allocated to the Class II-M certificates may be paid to the holders of those certificates according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus.

      Unless the aggregate principal balances of the Class II-A certificates have been reduced to zero, the Class II-M certificates will not be entitled to any principal distributions until at least July 2010 or a later date as provided in this free writing prospectus, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the Class II-M certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the Class II-M certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates to receive no principal distributions even if no losses have occurred on the mortgage loans.

      In addition, the multiple class structure of the Class II-M certificates causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this free writing prospectus, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest, the Class II-CE certificates or Class II-M certificates with a lower payment priority. Furthermore, as described in this free writing prospectus, the timing of receipt of principal and interest by the Class II-M certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

Delay in receipt of liquidation proceeds; liquidation proceeds may be less than the mortgage loan balance.

      Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, reimbursement of advances made on a mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses for the mortgage loans may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements are insufficient to cover the loss.

Bankruptcy of the depositor or the sponsor may delay or reduce collections on loans.

      The depositor and the sponsor may each be eligible to become a debtor under the United States Bankruptcy Code. If the depositor or the sponsor were to become a debtor under the United States Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage loans that support the certificates constitute property of the debtor, or whether they constitute property of the issuing entity. If the bankruptcy court were to determine that the mortgage assets constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage assets and/or reductions in the amount of the payments paid to certificateholders. The mortgage assets would not constitute property of the estate of the depositor or of the applicable sponsor if the transfer of the mortgage assets from the applicable sponsor to the depositor and from the depositor to the issuing entity are treated as true sales, rather than pledges, of the mortgage assets.

      The transactions contemplated by this free writing prospectus and the related prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to either of the sponsor or the depositor, the transfers should be treated as true sales, and not as pledges. The mortgage assets should accordingly be treated as property of the issuing entity and not as part of the bankruptcy estate of the depositor or the sponsor. In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

      However, we cannot assure you that a bankruptcy court would not recharacterize the transfers as borrowings of the depositor or the sponsor secured by pledges of the mortgage assets. Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage assets and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates. Even if a request to recharacterize the transfers were to be denied, delays in payments on the mortgage assets and resulting delays or losses on the certificates could result.

Bankruptcy of borrowers may adversely affect distributions on certificates.

      The application of federal and state laws, including bankruptcy and debtor relief laws, may interfere with or adversely affect the ability to realize on the properties, enforce deficiency judgments or pursue collection litigation with respect to defaulted loans. As a consequence, borrowers who have defaulted on their mortgage loans and sought, or are considering seeking, relief under bankruptcy or debtor relief laws will have substantially less incentive to repay their mortgage loans. As a result, these mortgage loans will likely experience more severe losses, which may be total losses and could therefore increase the risk that you will suffer losses.

Bankruptcy of other parties may adversely affect distributions on certificates.

      The depositor intends to treat the transfer of the mortgage loans to the issuing entity as an absolute transfer and not as a secured lending arrangement. In this event, the mortgage loans would not be part of the depositor's bankruptcy estate if a bankruptcy occurred and would not be available to the depositor's creditors. If the depositor becomes insolvent, it is possible that the bankruptcy trustee or a creditor of the depositor may attempt to recharacterize the sale of the mortgage loans as a borrowing by the depositor, secured by a pledge of the mortgage loans. This position, if accepted by a court, could prevent timely distributions of amounts due on the certificates and result in a reduction of distributions on the certificates.

      If a bankruptcy or insolvency of the servicer occurs, the bankruptcy trustee or receiver may have the power to prevent the trustee or the depositor from appointing a successor servicer to the servicer.

      In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize on its security. See "Certain Legal Aspects of Residential Loans" in the prospectus.

Simultaneous second lien risks.

      With respect to a portion of the mortgage loans, at the time of origination of the first-lien mortgage loan, the originator may have also originated a second-lien mortgage loan (on the same property), which is not included in the assets of the issuing entity. With respect to mortgage loans that have second-lien mortgage loans encumbering the same mortgaged property, the risk of foreclosure may be greater relative to mortgage loans that do not have second-lien mortgage loans behind them since borrowers have less equity in the mortgaged property. In addition, a default may be declared on the second-lien loan even though the first-lien loan is current, which would constitute a default on the first-lien loan. In addition to the mortgage loans discussed above that have simultaneous second-lien mortgage loans provided by the originator, with respect to certain other mortgage loans, at the time of origination of the first-lien mortgage loan, the related mortgaged property may also be encumbered by a second-lien mortgage to a mortgagee other than the originator. Investors should also note that any borrower may obtain subordinate financing at any time subsequent to the date of origination of their mortgage loan from the originator or from any other lender.

High loan-to-value ratios increase risk of loss.

      Mortgage loans with higher loan-to-value ratios may present a greater risk of loss than mortgage loans with loan-to-value ratios of 80% or below. Approximately 15.01% of the initial mortgage loans had loan-to-value ratios greater than 80% at origination.

      Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties or the actual value of such mortgaged properties.

Violation of various federal, state and local laws may result in losses on the mortgage loans.

      There has been a continuing focus by state and federal banking regulatory agencies, state attorneys general offices, the Federal Trade Commission, the U.S. Department of Justice, the U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some companies in the mortgage loan industry, sometimes referred to as "predatory lending" practices. Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

      Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

      The mortgage loans are also subject to federal laws, including:

      o the Federal Truth in Lending Act and Regulation Z promulgated under that Act, which require certain disclosures to the borrowers regarding the terms of the mortgage loans;

      o the Equal Credit Opportunity Act and Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

      o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

      Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the issuing entity to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of these federal and state laws could subject the issuing entity (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the issuing entity or subsequent holders of the mortgage loans.

      Chevy Chase Bank, F.S.B. has represented that none of the mortgage loans sold by it is covered by the Home Ownership and Equity Protection Act of 1994 or is classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable federal, state or local law. In the event of a breach of any of such representations by Chevy Chase Bank, F.S.B., Chevy Chase Bank, F.S.B. will be obligated to cure such breach or repurchase or replace the affected mortgage loan, in the manner and to the extent described in this free writing prospectus.

Chevy Chase Bank, F.S.B. may not be able to repurchase defective mortgage loans.

      Chevy Chase Bank, F.S.B. has made various representations and warranties related to the mortgage loans sold by it. Those representations are summarized in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this free writing prospectus.

      If Chevy Chase Bank, F.S.B. fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, then it would be required to repurchase or substitute for the defective mortgage loan. It is possible that Chevy Chase Bank, F.S.B. may not be capable of repurchasing or substituting any defective mortgage loans, for financial or other reasons. The inability of or Chevy Chase Bank, F.S.B. to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

Failure of servicer to perform may adversely affect distributions on certificates.

      The amount and timing of distributions on the certificates generally will be dependent on the ability of the servicer to perform its servicing obligations in an adequate and timely manner. See "The Servicer" in this free writing prospectus. If the servicer fails to perform its servicing obligations, this failure may result in the termination of the servicer. That termination with its transfer of daily collection activities will likely increase the rates of delinquencies, defaults and losses on the mortgage loans. As a result, shortfalls in the distributions due on your certificates could occur.

External events may increase the risk of loss on the mortgage loans.

      In response to previously executed and threatened terrorist attacks in the United States and foreign countries, the United States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty is a borrower of a mortgage loan in the issuing entity, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law will apply. Substantially all of the mortgage loans have mortgage interest rates which exceed such limitation, if applicable. The servicer will not cover shortfalls in interest collections arising from the application of the Servicemembers Civil Relief Act or similar state laws. This may result in interest shortfalls on the mortgage loans, which may result in shortfalls of interest on your certificates. None of the depositor, the underwriter, the trustee, the servicer, the custodian, the original loan seller or any other party has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus and "Material Legal Aspects of the Loans--Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

Drug, RICO and money laundering violations could lead to property forfeitures.

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

      In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, did not know or was reasonably without cause to believe that the property was subject to forfeiture. However, we cannot assure you that such a defense would be successful.

The certificates are obligations of the issuing entity only.

      The certificates will not represent an interest in or obligation of the depositor, the sponsor, the underwriter, the servicer, the original loan seller, the trustee, the custodian or any of their respective affiliates. Neither the offered certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the sponsor, the underwriter, the servicer, the original loan seller, the custodian, the trustee or any of their respective affiliates. Proceeds of the assets included in the issuing entity will be the sole source of payments on the offered certificates, and there will be no recourse to the depositor, the sponsor, the underwriter, the servicer, the original loan seller, the custodian, the trustee or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for to the offered certificates.

Your investment may not be liquid.

      The underwriter intends to make a secondary market in the offered certificates, but it will have no obligation to do so. We cannot assure you that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

      The secondary markets for asset backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means that there may not be any purchasers for the certificates you may purchase. Although any class of certificates may experience illiquidity, it is more likely that classes of certificates that are more sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors, will experience illiquidity. You should consider that illiquidity may also result from legal or regulatory changes, or from the adoption or change of accounting rules, that affect some or all of the classes of the certificates generally or particular types of investors. Illiquidity can have a severely adverse effect on the prices of securities.

      The Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the certificates, thereby limiting the market for those certificates. The certificates will not constitute "mortgage related securities" for purposes of SMMEA. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in such certificates. See "Legal Investment" in this free writing prospectus and in the prospectus.

      You should consult your own tax, accounting, legal and financial advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership and sale of the offered certificates.

The ratings on your certificates could be reduced or withdrawn.

      Each rating agency rating the offered certificates may change or withdraw its initial ratings at any time in the future if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency qualifies, reduces or withdraws its rating on one or more classes of the offered certificates, the liquidity and market value of the affected certificates is likely to be reduced.

Offered certificates may not be suitable investments.

      The offered certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date. The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

                             THE MORTGAGE LOAN POOL

      The statistical information presented in this free writing prospectus concerning the mortgage loans to be transferred to the issuing entity on the closing date (the "Initial Mortgage Loans") is based on the pool of Initial Mortgage Loans ("Group II") as of the cut-off date, which is June 1, 2007. Unless otherwise indicated in this free writing prospectus, the information regarding the Initial Mortgage Loans in Group II that is based on the principal balance of the Initial Mortgage Loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the Initial Mortgage Loans on or prior to the cut-off date, with the exception of the delinquencies referred to under "--General" below. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date. Moreover, certain Initial Mortgage Loans as of the cut-off date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this free writing prospectus, although such variance should not be material. The depositor does not, as of the closing date, expect to have the full amount of group II mortgage loans to be conveyed to the issuing entity. As a result, $57,000,000 will be deposited in the pre-funding account, permitting the issuing entity to acquire up to that principal amount of additional group II mortgage loans (the "Subsequent Mortgage Loans") on or prior to July 31, 2007. In addition, the final mortgage loan pool may vary plus or minus 5% from the cut-off pool of mortgage loans described in this free writing prospectus.

      In addition to Group II, the assets of the issuing entity will include another pool of mortgage loans ("Group I"). However, there will be no cross-collateralization between the two pools of mortgage loans. All references to the "mortgage loans" in this free writing prospectus are references only to the mortgage loans in group II unless otherwise specified in this free writing prospectus.

General

      On the closing date, its is excepted that Group II will primarily consist of approximately 365 conventional, alternative-A, adjustable-rate, first-lien residential mortgage loans, which may be subject to negative amortization, with original terms to maturity from the first scheduled payment due date of not more than 40 years, with the Initial Mortgage Loans having an aggregate scheduled principal balance of approximately $201,178,036 as of the cut-off date. All the mortgage loans in Group II will be acquired by the sponsor from Chevy Chase Bank, F.S.B.

      The Initial Mortgage Loans were, and the Subsequent Mortgage Loans will be, originated generally in accordance with the underwriting guidelines described in this free writing prospectus. See "The Original Loan Seller--Chevy Chase Loans" below.

      Interest on the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

      All of the mortgage loans are secured by first-lien mortgages, deeds of trust or similar security instruments creating first-liens on residential properties consisting of one-to-four family dwelling units or individual condominium units.

      Pursuant to its terms, each mortgage loan, other than a mortgage loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

      Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

      The Subsequent Mortgage Loans are intended to be purchased by the issuing entity from time to time after the closing date and on or before July 31, 2007, from funds on deposit in the pre-funding account, if available. These Subsequent Mortgage Loans to be purchased by the issuing entity will be originated or purchased by the originator, sold by the originator to the sponsor, sold by the sponsor to the depositor and then sold by the depositor to the issuing entity. The trust agreement will provide that the mortgage loans in Group II, following the conveyance of the Subsequent Mortgage Loans, must in the aggregate conform to certain specified characteristics described below under "-- Conveyance of Subsequent Mortgage Loans."

      Approximately 15.01% of the Initial Mortgage Loans had original loan-to-value ratios greater than 80% at origination. The "loan-to-value ratio" of a mortgage loan at any time is defined generally as the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the least of the sale price of the mortgaged property, its appraised value at the time of sale and its appraisal review value or (b) in the case of a refinancing or modification, the lesser of the appraised value of the mortgaged property at the time of the refinancing or modification and its appraisal review value.

      On the closing date, approximately 1.96% of the Initial Mortgage Loans will be 30 or more days Delinquent as of the cut-off date with respect to their scheduled monthly payments. "Delinquent," with respect to any mortgage loan, means any scheduled payments that are delinquent as calculated in accordance with the MBA methodology (i.e., actual day count past due).

      All of the mortgage loans are adjustable-rate mortgage loans. The interest rate borne by each of these mortgage loans will be adjusted monthly, based on One-Year MTA (as described below under "--The Index"). The rate on each of these mortgage loans will be computed in accordance with the related mortgage note, plus the related gross margin, generally subject to rounding and to certain other limitations, including generally a maximum lifetime mortgage rate and in certain cases a minimum lifetime mortgage rate. As to each mortgage loan, the Servicer will be responsible for calculating and implementing interest rate adjustments.

      The mortgage loans will provide for a fixed below-market or "teaser" interest rate during an initial period of one month. After this introductory period, the borrower may select from up to four payment options each month: (i) a monthly payment of principal and interest sufficient to fully amortize the related mortgage loan based on the remaining scheduled term of the loan, (ii) a monthly payment of principal and interest sufficient to fully amortize the related mortgage loan based on a fifteen year amortization term (this option is only available if the mortgage loan has been fully amortized to its 16th year),
(iii) an interest-only payment that would cover solely the amount of interest that accrued during the previous month (this option is only available if it would exceed the minimum payment option for the month), or (iv) a minimum payment based on the introductory interest rate, subject to annual and periodic adjustments (such amount, the "Minimum Monthly Payment").

      The Minimum Monthly Payment for each negative amortization mortgage loan will adjust annually subject to the conditions that (i) the Minimum Monthly Payment (with the exception of each fifth payment adjustment date and each fifth anniversary thereafter) will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment (the "Payment Caps"),
(ii) as of the fifth payment adjustment date and each fifth anniversary thereafter, the Minimum Monthly Payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%, depending on the maximum negative amortization for that mortgage loan) of the original principal balance due to Deferred Interest, the Minimum Monthly Payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the negative amortization loan over its remaining term to maturity. The final payment on each mortgage loan also is not subject to any limit on the change in the Minimum Monthly Payment. Depending on the amount and timing of increases to the principal balance of a mortgage loan due to negative amortization, the final payment on that mortgage loan may be substantially larger than the immediately preceding Minimum Monthly Payment.

      Since the mortgage interest rates on the mortgage loans adjust at a different time than the monthly payments on those loans and the Payment Cap may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of the related mortgage loan over its then remaining term at the applicable mortgage interest rate. Accordingly, the mortgage loans may be subject to reduced amortization (if the monthly payment due on a Due Period is sufficient to pay interest accrued during the related accrual period at the applicable mortgage interest rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule); negative amortization (if interest accrued during the related accrual period at the applicable mortgage interest rate is greater than the entire monthly payment due on the related due date (such excess accrued interest, "Deferred Interest"); or accelerated amortization (if the monthly payment due on a due date is greater than the amount necessary to pay interest accrued during the related accrual period at the applicable mortgage interest rate and to reduce principal in accordance with a fully amortizing schedule). Any Deferred Interest will be added to the principal balance of the applicable mortgage loan and, if such Deferred Interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due on the immediately preceding due date.

The Index

      All of the mortgage loans will adjust monthly based on the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in the Federal Reserve Statistical Release H.15 (519) (the "MTA Index"), determined by averaging the monthly yields for the most recently available twelve months, also referred to as "One-Year MTA." The One-Year MTA figure used for each interest rate adjustment date will be the most recent One-Year MTA figure available as of fifteen days before that date.

Prepayment Premiums

      Approximately 97.70% of the Initial Mortgage Loans provide for payment by the borrower of a prepayment premium or charge (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from one year to three years from the date of origination of such mortgage loan, or the penalty period, as described in this free writing prospectus. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of three years.

      The servicer may (i) waive any late payment charge, Prepayment Premium or, if applicable, any penalty interest, or (ii) employ loss mitigation strategies including, but not limited to, forbearance plans and repayment options provided they are in accordance with accepted servicing practices as set forth in the servicing agreement.

The Group II Initial Mortgage Loans

      The initial mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Principal balance of Initial Mortgage Loans...................      $201,178,036
      Mortgage Rates:
        Weighted average......................................            8.020%
        Range.................................................  7.250% to 9.375%
      Margin:
        Weighted average of the Initial Mortgage Loans........            2.996%
        Range.................................................  2.250% to 4.300%
Weighted average months to roll of Initial
  Mortgage Loans (in months)..................................                 1
Weighted average remaining term to
  maturity (in months)........................................               395
Silent Seconds(1) ............................................             0.77%

--------------------------

(1) Represents percentage of Initial Mortgage Loans as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan in Group II and the second-lien mortgage loan is not included in Group II.

   The scheduled principal balances of the Initial Mortgage Loans range from approximately $55,303 to approximately $2,677,563. The Initial Mortgage Loans had an average scheduled principal balance of approximately $551,173.

      The weighted average loan-to-value ratio at origination of the Initial Mortgage Loans is approximately 73.98% and approximately 14.77% of the Initial Mortgage Loans had loan-to-value ratios at origination exceeding 80.00%.

      None of the Initial Mortgage Loans are secured by second-liens.

      No more than approximately 1.85% of the Initial Mortgage Loans are secured by mortgaged properties located in any one zip code area.

      As of the cut-off date, 1.96% of the group II Initial Mortgage Loans are Delinquent.

      The original loan seller has represented that

      o none of the mortgage loans sold by it is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable federal, state or local law;

      o none of the mortgage loans had a prepayment penalty period at origination in excess of five years; and

      o none of the mortgage loans originated on or after October 1, 2002 and on or prior to March 6, 2003 are governed by the Georgia Fair Lending Act.

      See "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this free writing prospectus.

      On or prior to July 31, 2007, the issuing entity may purchase, subject to availability, Subsequent Mortgage Loans to be included as part of the Group II mortgage loans. The maximum aggregate principal balance of Subsequent Mortgage Loans that may be purchased is expected to be approximately $57,000,000.

      The tables on Schedule A attached to this free writing prospectus set forth certain statistical information with respect to the Initial Mortgage Loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Credit Scores

      Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the borrowers will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

      The tables on Schedule A attached to this free writing prospectus set forth certain information as to the Credit Scores of the related borrowers obtained in connection with the origination of each Initial Mortgage Loan.

Conveyance of Subsequent Mortgage Loans

      The trust agreement permits (but does not require) the issuing entity to acquire Subsequent Mortgage Loans with the funds on deposit in the pre-funding account during the pre-funding period. The pre-funding period is the period beginning on the closing date and ending on the earliest of (i) the date on which the amount on deposit in the pre-funding account is less than $100,000, or
(ii) the close of business on July 31, 2007. It is expected that the amount on deposit in the pre-funding account on the closing date will be $57,000,000, which represents approximately 22.08% of the total pool of Group II mortgage loans. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the Initial Mortgage Loans will vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this free writing prospectus, although such variance is not expected to be material. The trustee will, if and as directed by the depositor, invest the funds in the pre-funding account in one or more eligible investments. Any income or gains on such investment on amounts in the pre-funding account will be transferred to the capitalized interest account and applied for the purposes for which capitalized interest account funds may be used.

      The depositor must satisfy certain conditions specified in the trust agreement before it can sell Subsequent Mortgage Loans to the issuing entity. The obligation of the issuing entity to purchase the Subsequent Mortgage Loans on any subsequent transfer date during the pre-funding period is subject to the requirements that, following the purchase of such Subsequent Mortgage Loans and with respect to the entire mortgage loan pool:

      o no more than 11.00% of the mortgage loans will be first-lien mortgage loans, which are secured by properties that also secure second-lien mortgage loans;

      o the weighted average original term to maturity may not exceed 410 months;

      o the weighted average gross coupon rate must not be less than 8.550% or more than 8.625%;

      o the weighted average original loan-to-value ratio must not exceed 78.90%, and no more than 32.00% of the mortgage loans may have loan-to-value ratios in excess of 80.00%;

      o at least 90.00% of the mortgage loans must have prepayment penalties;

      o the weighted average gross margin for the adjustable-rate mortgage loans must be at least 3.500%;

      o the weighted average credit score must be at least 680, and none of the mortgage loans may have credit scores below 600; and

      o no mortgage loan will be a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law.

      The trust agreement will provide that any of such requirements may be waived or modified in any respect upon prior written consent of the rating agencies. No other independent verification of such requirements will be performed by any entity.

      To the extent that any amounts are remaining in the pre-funding account after the end of the pre-funding period, the remaining amounts (net of investment earnings thereon) will be treated as a prepayment of principal of the mortgage loans and will be distributed as a distribution on the following distribution date in the manner described under "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus.

      On the first distribution date following the end of the pre-funding period, the trustee will include in the monthly distribution report to certificateholders the original and current balance of the pool solely based upon the information provided by the servicer and only upon written notice that such reporting is required.

                                   THE SPONSOR

      Sutton Funding LLC, a Delaware limited liability company ("Sutton"), is the sponsor of this transaction. Sutton, a special purpose entity, was formed in December 2005 for the purpose of acquiring, holding, disposing of and making loans secured by mortgage loans and related assets. Sutton's sole equity member is GSS Holdings (Sutton), Inc., a Delaware corporation ("GSS Sutton"). An affiliate of GSS Sutton, Global Securitization Services, LLC, a Delaware limited liability company, provides limited liability company management services to Sutton pursuant to a management agreement with Sutton. Pursuant to an administration agreement between Sutton and Barclays, Sutton engages Barclays, as administrator, to manage Sutton's mortgage loan acquisition business as further described below. The registered head office of Sutton is located at 2711 Centreville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. Barclays, in its role as administrator for Sutton, maintains a branch office at 200 Park Avenue, New York, New York 10166, and its telephone number is
(212) 412-4000.

      As a result of Barclays' administration of Sutton, Sutton may be deemed to be an affiliate of Barclays and of the depositor and Barclays Capital Inc., the underwriter.

      Sutton purchases closed, first- and subordinate-lien residential mortgage loans for securitization or resale. Sutton does not currently service mortgage loans. Instead, Sutton contracts with other entities including Barclays Capital Real Estate Inc. d/b/a HomeEq Servicing to service the mortgage loans on its behalf.

      Sutton acquires residential mortgage loans through bulk purchases, generally consisting of mortgage loan pools greater than $200 million. Sutton arranges financing to fund its acquisition of mortgage loan pools on a pool by pool basis. Barclays, as administrator, manages Sutton's operations in connection with the purchase and disposition of mortgage loan assets and arranges financing from lenders to fund Sutton's acquisition of mortgage loan assets. Barclays does not provide financing to Sutton to fund Sutton's acquisition of mortgage loan assets.

      Prior to acquiring any residential mortgage loans, Barclays, as administrator for Sutton, conducts a review of the related mortgage loan seller that is based upon the credit quality of the selling institution. Barclays' review process may include reviewing select financial information for credit and risk assessment and conducting an underwriting guideline review, senior level management discussion and/or background checks. The scope of the loan due diligence varies based on the credit quality of the mortgage loans.

      The underwriting guideline review entails a review of the mortgage loan origination processes and systems. In addition, such review may involve a consideration of corporate policy and procedures relating to state and federal predatory lending, origination practices by jurisdiction, historical loan level loss experience, quality control practices, significant litigation and/or material investors.

      Barclays has been the sponsor or co-sponsor of several securitizations backed by residential mortgage loans, including subprime mortgage loans, since 2004. The following table describes the approximate initial principal amount, as of the applicable cut-off date, of securities issued in alternative-A mortgage loan securitizations sponsored or co-sponsored by Barclays or Sutton since 2006.

                     Approximate Principal Amount of    Approximate Principal Amount of
       Year          Securities Sponsored by Barclays   Securities Sponsored by Sutton
------------------   --------------------------------   -------------------------------
      2006                    $1.95 billion                      $0.00 billion
As of May 31, 2007            $1.41 billion                      $2.58 billion

      As sponsor, Sutton acquires mortgage loans and initiates their securitization by transferring the mortgage loans to the depositor or another entity that acts in a similar capacity as the depositor, which mortgage loans will ultimately be transferred to the issuing entity for the related securitization. In coordination with Barclays Capital Inc., Sutton works with rating agencies, loan sellers and servicers in structuring the securitization transaction.

                             STATIC POOL INFORMATION

      Barclays, who acts as Sutton's administrator, was the sponsor of several securitizations backed by residential mortgage loans from 2004 through May 2006. The following information describes the mortgage loans previously acquired by Barclays for the period prior to May 2006, and by Sutton for the period thereafter.

      Information concerning fixed- and adjustable-rate mortgage loans purchased by Barclays or Sutton and that are secured by first- or second-lien mortgages or deeds of trust in residential real properties is available on the internet at Barclays' website, http://www.bcapllc.com/. On this website, listed under the heading "Please select a deal:", you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization, since the applicable securitization closing date. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the issuing entity that will issue the certificates offered by this free writing prospectus. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the issuing entity related to this offering.

      We cannot assure you that the prepayment, loss or delinquency experience of the mortgage loans in Group II sold to the issuing entity will be comparable to the historical prepayment, loss or delinquency experience of any of the other securitized pools sponsored by the sponsor or Chevy Chase Bank, F.S.B. In this regard, you should note how the characteristics of the mortgage loans in those securitized pools differ from the characteristics of the issuing entity's mortgage loans in Group II. Such differences, along with the varying economic conditions to which those securitized pools were subject, may make it unlikely that the issuing entity's mortgage loans will perform in the same way that any of those pools have performed.

      Notwithstanding the foregoing, the following information shall not be deemed a part hereof or a part of the prospectus or the registration statement of which the prospectus is a part:

      o with respect to information regarding prior securitized pools information regarding prior securitized pools that were established before January 1, 2006; and

      o with respect to information regarding the mortgage loans originated or acquired by Chevy Chase Bank, F.S.B. and described in this free writing prospectus, information about such mortgage loans for periods before January 1, 2006.

      In the event any changes or updates are made to the information available on any website listed above, the depositor will provide to any person a copy of the information as it existed as of the date of this free writing prospectus upon request who writes or calls the depositor at 200 Park Avenue, New York, New York 10166, Attention: Michael Dryden, telephone number (212) 412-4000.

                                  THE DEPOSITOR

      BCAP LLC, the depositor, is a Delaware limited liability company. The depositor is a direct, wholly owned subsidiary of Barclays. The depositor will not have any business operations other than securitizing mortgage assets and related activities.

                               THE ISSUING ENTITY

      BCAP LLC Trust 2007-AA4, the issuing entity, will be formed on the closing date pursuant to the trust agreement. The trust agreement may be amended in certain circumstances. See "Servicing of the Mortgage Loans--Amendment" in this free writing prospectus. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2007.

                            THE ORIGINAL LOAN SELLER

General

      The information set forth in the following paragraphs has been provided by Chevy Chase Bank, F.S.B. ("Chevy Chase Loans").

Chevy Chase Loans

General

      Chevy Chase Bank, F.S.B. (the "Chevy Chase") is a federally chartered and federally insured stock savings bank. Chevy Chase's home office is located at 7926 Jones Branch Drive, McLean, Virginia 22102, and its executive offices are located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814. Chevy Chase's telephone number is (301) 987-2265. Chevy Chase is subject to comprehensive regulation, examination and supervision by the Office of Thrift Supervision within the Department of the Treasury ("OTS") and the FDIC.

Underwriting Guidelines

      The mortgage loans have been originated or acquired by Chevy Chase or B.F. Saul Mortgage Company, its wholly-owned operating subsidiary, and were originated generally in accordance with Chevy Chase's underwriting guidelines (the "Guidelines") for its MTA-indexed monthly adjustable rate loan programs (the "Programs"). The Guidelines may be adjusted from time to time to reflect Chevy Chase's business needs.

      Application. Generally, applicants have been required to complete Fannie Mae Form 1003, the standard mortgage application, to provide pertinent personal and financial information, including details of their income and expenses, and assets and liabilities. In addition, credit reports are obtained from commercial credit reporting services that summarize the applicants' credit history with merchants and lenders and any record of bankruptcy. Third-party credit scoring systems are utilized as a further aid to assess applicants' creditworthiness. Credit scores are often used to help determine whether an applicant is deemed eligible for a particular loan program or program feature.

      The credit score is designed to assess an applicant's credit history at a single point in time, using objective information currently on file for the applicant at a particular credit reporting organization. Information used to create a credit score may include, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience. Credit scores range from approximately 350 to approximately 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk an applicant represents to a lender (i.e., an applicant with a higher score is statistically expected to be less likely to default in payment than an applicant with a lower score). In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the applicant's past credit history. Therefore, in most cases, a credit score does not take into consideration the differences between mortgage loans and consumer loans, or the specific characteristics of the related mortgage loan, including the loan-to-value ratio, the collateral for the mortgage loan, or the debt-to-income ratio. There can be no assurance that the credit scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans or that any mortgagor's credit score would not be lower if obtained as of the date of this free writing prospectus.

      Evaluation Criteria. The creditworthiness of loan applicants generally is evaluated according to criteria and standards promulgated by Fannie Mae and Freddie Mac. The specific parameters that govern a loan's eligibility for the Program are set forth in detail in the Guidelines. Loan and/or applicant attributes that are generally required to be evaluated by the Guidelines for the Program include:

      o Applicant's credit score provided by a recognized consumer reporting agency;

      o Ratio of the loan amount to the lesser of the purchase price (if applicable) or the appraised value of the property;

      o Ratios of (a) the proposed mortgage payment and (b) the applicant's total recurring monthly financial obligations to the applicant's income;

      o Occupancy type (primary residence, second home or investment property);

      o Property type (single family, townhouse, condominium or two- to four-family);

      o     Applicant's cash reserves; and

      o     Loan purpose (purchase, rate/term refinance, cash-out refinance).

      In addition, the underwriter may review a detailed credit history for the applicant, and consider factors such as length of employment, prior mortgage or rental payments and other facts and circumstances bearing on creditworthiness. The underwriting process may also take into consideration findings and recommendations provided by the automated underwriting systems developed by Fannie Mae and Freddie Mac.

      Exceptions. It is not required that each loan satisfy every criterion of the Guidelines, but rather that loans be considered in substantial overall compliance with the Guidelines when all relevant considerations are weighed. For example, a mortgage loan may be considered to comply with the Guidelines, even if one or more applicable criteria included in the Guidelines were not satisfied, if other factors compensated for those criteria. Such deviations may require differing levels of Chevy Chase senior management approval depending upon the nature and extent of the deviation.

      Documentation. The extent to which documentation is required to substantiate the information on the loan application depends on several factors, including the applicant's credit score, the loan-to-value ratio and the findings and recommendations of any automated underwriting system by which the loan was evaluated. Certain of the mortgage loans have been originated under "reduced documentation" programs, which require less documentation and verification than do traditional "full documentation" programs. Under a "reduced documentation" program, certain information is accepted without independent verification. One such "reduced documentation" program is the "stated income and/or stated asset" program where certain information submitted by applicants who qualify is accepted without independent verification.

      Appraisals. A property appraisal report is obtained to verify that the mortgaged property provides adequate security for the loan. The Guidelines permit the use of the originator's in-house appraisers as well as outside licensed fee appraisers who meet Chevy Chase's qualification requirements. Streamlined appraisals may be permitted in accordance with the findings of an automated underwriting system, subject to applicable federal regulations which prescribe minimum standards for the performance of appraisals.

      Automated Underwriting. The Guidelines permit some categories of loans to be evaluated through the use of an automated underwriting system. Automated underwriting systems have become commonplace in the residential mortgage market. In general, these systems are programmed to evaluate most of the information set forth in the originator's guidelines. Each automated review will generate either a recommendation for an approval or a recommendation for further review.

      Underwriting personnel perform a manual review of most mortgage loan documentation before Chevy Chase will accept or reject a mortgage loan.

      Because an automated underwriting system will consider only the information that it is programmed to evaluate, which may be more limited than the information that could be considered in the course of a manual evaluation, the results of an automated underwriting evaluation may not be consistent with the results of a manual evaluation. In addition, there could be programming inconsistencies between an automated underwriting system and the underwriting criteria set forth in the Guidelines. We cannot assure you that an automated underwriting review will in all cases result in the same determination as a manual review with respect to whether a mortgage loan satisfies Chevy Chase's underwriting criteria.

                                  THE SERVICER

General

      Chevy Chase Bank, F.S.B. (the "Servicer") will act as servicer for all of the mortgage loans in Group II. The servicer will be required to service the mortgage loans in accordance with the servicing agreement, which will be assigned to the issuing entity pursuant to the related assignment, assumption and recognition agreement. See "Servicing of the Mortgage Loans" in this free writing prospectus.

Experience and Procedures

      The Servicer's servicing portfolio was established starting in 1984. As of March 31, 2007, the Servicer is servicing approximately $20.9 billion of mortgage loans. Currently, the Servicer's servicing portfolio largely consists of fixed-rate and adjustable-rate, first and second-lien conventional mortgage loans. The Servicer's servicing system, Fidelity Information Services, is able to service most types of mortgage loan product. In addition to conventional products, the Servicer also services interest-only products, option ARMs, and mortgage loans with amortization periods of up to 40 years.

      The Fidelity system is The Servicer's core loan servicing system. It provides loan level detail of the mortgage accounts and interacts with all of the Servicer's related systems such as the customer service interactive voice response unit.

      All mortgage loans are serviced according to the Servicer's life of loan credit risk management strategy, which was developed primarily for the servicing of prime mortgage loans. The risk of delinquency and loss associated with prime loans requires active communication with borrowers. Contact with borrowers is initiated through outbound telephone campaigns, monthly billing statements, and direct mail. This contact is tailored to reflect the borrower's payment habits, loan risk profile, and loan status.

      Outsourcing of non-customer servicing functions has allowed the Servicer to maintain a high standard of performance at reduced costs. The Servicer has successfully outsourced various functions, including but not limited to, payment of real estate taxes, payment of hazard insurance bills and insurance phone calls, and lien release preparation and recording.

      During the second month of delinquency (generally 45 days delinquent), with no resolution pending, a breach notice outlining the required timeframe for curing the default will be sent to the related borrower. The Default Management Department continues active collection and loss mitigation functions that may offer the borrower relief through different alternatives designed to resolve the delinquency over time.

      A pre-foreclosure review is performed concurrently with the activities of the Default Management Department, and the file prepared for referral to local counsel to begin the foreclosure process. The Servicer's goal is to avoid foreclosure, where possible, and the Loss Mitigation Department continues servicing activities throughout the foreclosure process.

      Delinquent accounts not resolved through collection and loss mitigation activities in most cases will be foreclosed in accordance with State and local laws. The foreclosure process and local counsel are monitored for compliance and performance. Properties acquired through foreclosure are managed by the Servicer.

Delinquency and Foreclosure Experience

      As of March 31, 2007, the Servicer serviced a portfolio of approximately $20.9 billion aggregate principal amount of residential mortgage loans for Chevy Chase Bank, F.S.B. as well as for other parties. The mortgage loans are being serviced in Laurel, Maryland.

      The following sets forth certain information, as reported by Chevy Chase Bank, F.S.B., concerning recent delinquency and foreclosure experience on residential mortgage loans serviced by the Servicer for itself and for third-party investors. The data presented in the following table is for illustrative purposes only.

                   Delinquency and Foreclosure Experience(1)

                               As of March 31, 2007         As of December 31, 2006        As of December 31, 2005
                            Number of       Balance        Number of       Balance        Number of       Balance
                              Loans         of Loans         Loans         of Loans         Loans         of Loans
                            ---------    --------------    ---------    --------------    ---------    ---------------
Total Loans                    68,493    20,893,062,792       70,062    20,976,499,660       75,215    $20,936,989,281
Period of Delinquency:(2)
30-59 Days .................      975       333,447,330        1,149       376,852,275          871        237,333,100
60-89 Days .................      228        79,294,546          228        79,516,363          133         30,005,452
90 or more Days ............      204        74,941,592          189        66,819,280          124         37,887,773
Total Delinquent Loans .....    1,407       487,683,468        1,566       523,187,918        1,128        305,226,325
Percent of Loans ...........     2.05%             2.34%        2.24%             2.49%        1.50%              1.46%
Foreclosure(3) .............      129        54,335,866           93        37,425,594           53         22,716,870
Foreclosure Ratio (4) ......     0.19%             0.26%        0.13%             0.18%        0.07%              0.11%


                             As of December 31, 2004
                            Number of        Balance
                              Loans          of Loans
                            ---------    ---------------
Total Loans                    73,018    $19,295,252,178
Period of Delinquency:(2)
30-59 Days .................      685        172,626,666
60-89 Days .................      102         20,049,179
90 or more Days ............      111         28,066,872
Total Delinquent Loans .....      898        220,742,717
Percent of Loans ...........     1.23%              1.14%
Foreclosure(3) .............       46         11,938,943
Foreclosure Ratio (4) ......     0.06%              0.06%

----------

(1) Percentages in the table are rounded to the nearest 0.01% and are based on the total number or dollar amount of loans outstanding.

(2) The indicated periods of delinquency are based on the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until one month has passed since its contractual due date. A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced.

(3) Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted as of the dates indicated.

(4) Foreclosure as a percentage of total number and dollar amount of loans outstanding at the end of each period.

      There can be no assurance that the delinquency and foreclosure experience on the mortgage loans included in the issuing entity will be similar to that set forth above. The information should not be considered to reflect the credit quality of the mortgage loans included in the mortgage pool, or as a basis for assessing the likelihood, amount or severity of losses on the mortgage loans. The statistical data in the table is based on all of the residential mortgage loans in the Servicer's servicing portfolio. The mortgage loans may have characteristics which distinguish them from other loans in the Servicer's servicing portfolio.

                                  THE CUSTODIAN

      Wells Fargo Bank, National Association ("Wells Fargo") will act as custodian of the mortgage loan files pursuant to the trust agreement. In that capacity, Wells Fargo is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the trustee and the Certificateholders. Wells Fargo maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. Wells Fargo has been engaged in the mortgage document custody business for more than 25 years. Wells Fargo maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. As of December 31, 2006, Wells Fargo maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

      Wells Fargo serves or has served within the past two years as mortgage loan file custodian for various mortgage loans owned by the sponsor or an affiliate of the sponsor. The terms of the custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

                                   THE TRUSTEE

      Deutsche Bank National Trust Company ("DBNTC") will act as trustee. DBNTC is a national banking association and has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. As trustee, DBNTC will be calculating certain items and reporting as set forth in the trust agreement. DBNTC has acted as calculation agent and paying agent in numerous mortgage-backed transactions since 1991. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC shall remain liable for the duties and obligations required of it under the trust agreement. DBNTC has had no material changes to DBNTC's policies or procedures in its calculation agent and paying agent roles in mortgage-backed transactions during the past 3 years. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as trustee on behalf of the holders of the certificates.

      DBNTC is providing the information in the foregoing paragraph at the depositor's request in order to assist the depositor with the preparation of this free writing prospectus. Otherwise, DBNTC has not participated in the preparation of this free writing prospectus and assumes no responsibility or liability for its contents.

      In its capacity as trustee, DBNTC will be required to perform the following duties regarding the residential mortgage-backed securities:

      o     execute and authenticate the certificates;

      o     maintain lists of certificateholders;

      o make distributions according to the priorities set forth under "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus;

      o collect and prepare certain reports and notices to the certificateholders as set forth in the trust agreement;

      o collect and prepare certain reports and notices to the rating agencies as set forth in the trust agreement;

      o in case of a servicer event of default, file claims and enforce all rights of action pursuant to the terms of the trust agreement;

      o amend the provisions of the trust agreement at the request of a specified percentage of certificateholders; and

      o perform tax reporting duties and make REMIC elections pursuant to the trust agreement.

      DBNTC will only be required to perform duties that are specifically set forth in the trust agreement and any other agreements relating to the issuing entity to which it is a party or the certificates. In addition, DBNTC may conclusively rely on any documents furnished to it as the trustee, is not bound to make any investigation into the facts underlying such documents, is not required to expend or risk its own funds or incur any financial liability in the exercise of its rights and powers, and shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized. DBNTC is not responsible for verifying, recomputing or recalculating information given to it by the servicer.

      DBNTC and any director, officer, employee or agent of the DBNTC will be indemnified and held harmless by the issuing entity against any loss, liability or expense set forth in the trust agreement. In addition, the trustee shall be indemnified by the servicer for any losses, liabilities or expenses resulting from the servicer's breach of its obligations as provided in the trust agreement. The trustee's duties are limited solely to its express obligations under the trust agreement. See "Servicing of the Mortgage Loans" in this free writing prospectus.

      DBNTC may resign or be removed as set forth in the trust agreement. Such resignation or removal will become effective when a successor trustee accepts the appointment.

      As compensation for its activities under the trust agreement, the trustee will be entitled to the benefit of the earnings on deposits in the distribution account.

                         DESCRIPTION OF THE CERTIFICATES

General

      On the closing date, the issuing entity will be created and the depositor will cause the issuing entity to issue two groups of certificates. The certificates representing beneficial ownership interests in the aggregate principal balance of the mortgage loans contained in Group II, together with amounts in the pre-funding account, will be issued in one or more classes--the Class II-A-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6, Class II-M-7, Class II-CE and Class II-R certificates. Only the Class II-A-1, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5 Class II-M-6 and Class II-M-7 certificates, collectively, the "Offered Certificates," will be offered under this free writing prospectus. These certificates will collectively represent the entire undivided ownership interest in Group II of the issuing entity created and held under the trust agreement, subject to the limits and priority of distribution provided for in that agreement. In no event will amounts received on the mortgage loans in Group I be used to pay the Offered Certificates. In no event will amounts received on the mortgage loans be used to pay the certificates of the other certificate group.

      The portion of the issuing entity relating to Group II will consist of:

      o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

      o such assets as from time to time are identified as REO property and related collections and proceeds; and

      o assets that are deposited in the accounts, including, without limitation, the pre-funding account and the capitalized interest account, and invested in accordance with the trust agreement.

      The Offered Certificates will be issued and available only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount greater or less than $25,000. For information regarding the issuance of certificates in book-entry form, see "--Book-Entry Registration" below.

      Voting rights will be allocated among holders of the certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class II-CE certificates will be allocated 1% of the voting rights.

      The certificates in Group I represent interests in all of the mortgage loans in Group I and the certificates in Group II represent interests in all of the mortgage loans in Group II.

      The following chart illustrates generally the distribution priorities and subordination features applicable to the Offered Certificates and the Class II-CE certificates.

                                | ------------ ^
                                | Class II-A-1 |
                                | ------------ |
                                | Class II-M-1 |
                                | ------------ |
                                | Class II-M-2 |
                                | ------------ |
                                | Class II-M-3 |
                                | ------------ |
                    Accrued     | Class II-M-4 |
                    certificate | ------------ |
                    interest,   | Class II-M-5 | Losses
                    then        | ------------ |
                    principal   | Class II-M-6 |
                                | ------------ |
                                | Class II-M-7 |
                                | ------------ |
                                | Class II-M-8 |
                                | ------------ |
                                | Class II-M-9 |
                                | ------------ |
                                |  Class II-CE |
                                V ------------ |

--------------------------

* Principal and interest distributions will be allocated to the Class II-A certificates as described below under "--Distributions of Interest and Principal" in this free writing prospectus. Losses will not be allocated to the Class II-A certificates until the final distribution date.

Book-Entry Registration

      The Offered Certificates are sometimes referred to in this free writing prospectus as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the issuing entity, except under the limited circumstances described in this free writing prospectus. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Offered Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the Offered Certificates will be represented by book-entries on the records of DTC and its participating members. All references in this free writing prospectus to the Offered Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

      The beneficial owners of the Offered Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear, if they are participants in such systems, or indirectly through organizations which are participants in such systems. The Offered Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the Offered Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the trust agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

      The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the Offered Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

      Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the Offered Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the Offered Certificates only indirectly through DTC and its participants.

      Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC. However, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

      Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the Offered Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-entry interest in the Offered Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

      Distributions on the book-entry certificates will be made on each distribution date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

      Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports with respect to the issuing entity provided or made available over its website by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

      DTC has advised the depositor that it will take any action permitted to be taken by a holder of the Offered Certificates under the trust agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

      None of the issuing entity, the depositor, the custodian or the servicer will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or transfers of them.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

      See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

      The Offered Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor, at its option (but with the trustee's consent), notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the DTC participants holding beneficial interests in the certificates agree to initiate such termination.

      Upon the occurrence of any event described in the immediately preceding paragraph, the trustee will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the trust agreement.

      Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing date, the trustee designates its offices located at Deutsche Bank National Trust Company c/o DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention Transfer Unit for those purposes. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require distribution of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Initial Mortgage Loans

      Pursuant to a master mortgage loan purchase agreement, Chevy Chase Bank, F.S.B. has sold the Initial Mortgage Loans, without recourse, to Sutton. Sutton will sell, transfer, assign, set over and otherwise convey the Initial Mortgage Loans they have acquired from Chevy Chase Bank, F.S.B., including all principal outstanding as of, and interest due and accruing after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the trust agreement, the depositor will sell, without recourse, to the issuing entity, all right, title and interest in and to each Initial Mortgage Loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, Sutton will not convey to the depositor, and will retain all of their respective right, title and interest in and to (x) principal due on each Initial Mortgage Loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such Initial Mortgage Loan prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

Assignment of Subsequent Mortgage Loans

      The issuing entity may acquire Subsequent Mortgage Loans to be included as part of the Group II mortgage loans, representing approximately 22.00% of the total pool of Group II mortgage loans that are permitted to be included in Group II, with the funds on deposit in the pre-funding account at any time during the period from the closing date until the earliest of:

      o the date on which the amount on deposit in the pre-funding account is less than $100,000, or

      o     the close of business on July 31, 2007.

      The amount on deposit in the pre-funding account will be reduced during this period by the amount in the account used to purchase Subsequent Mortgage Loans in accordance with the terms of the trust agreement. The sponsor expects that the amount on deposit in the pre-funding account will be reduced to less than $100,000 by July 31, 2007. To the extent funds in the pre-funding account are not used to purchase Subsequent Mortgage Loans by July 31, 2007, such funds (net of investment earnings thereon) will be treated as a prepayment of principal of the mortgage loans and will be distributed as a distribution of principal on the

Offered Certificates as described under "--Distribution of Principal and Interest" below on the following distribution date. Subsequent Mortgage Loans will be transferred by the responsible parties to the sponsor, transferred by the sponsor to the depositor and transferred by the depositor to the issuing entity. The Subsequent Mortgage Loans will be acquired and transferred to the issuing entity in a similar manner to that described above with respect to the Initial Mortgage Loans.

Capitalized Interest Account

      On the closing date, a portion of the sale proceeds of each class of Offered Certificates will be deposited in a capitalized interest account to be used, as necessary, by the trustee during the pre-funding period to make up for any interest shortfalls that may arise in the event that interest collected on the mortgage loans is insufficient to pay all of the interest due on the certificates and expenses during that period. Any amounts remaining in the capitalized interest account that are not used for these purposes will be released to the sponsor on the distribution date immediately following the end of the pre-funding period.

Delivery of Mortgage Loan Documents

      In connection with the transfer and assignment of each mortgage loan to the issuing entity, the depositor will cause to be delivered to the custodian, on or before the closing date, the following documents with respect to each mortgage loan which constitute the mortgage file:

      (a) the original mortgage note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

      (b) the original of any guaranty executed in connection with the mortgage note (if provided);

      (c) the related original mortgage and evidence of its recording or, in certain limited circumstances, a copy of the mortgage certified by the originator, escrow company, title company, or closing attorney;

      (d) originals of all assumption, modification or extension agreements, with evidence of recording on them;

      (e) originals of all intervening assignments of mortgage with evidence of recording thereon, provided that such originals have been returned to the servicer by the public recording office where such intervening assignment of mortgage has been delivered for recordation;

      (f) an original mortgagee title insurance policy or, in the event the original policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company or, if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company; and

      (g) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage (if provided).

      Pursuant to the trust agreement, the custodian will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item (a) above, with respect to each of the mortgage loans delivered to the custodian, with any exceptions noted. The custodian will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within 90 days after the closing date--or, with respect to any Substitute Mortgage Loan delivered to the custodian, within 30 days after the receipt of the mortgage file by the custodian--and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

      o all documents required to be reviewed by it pursuant to the trust agreement are in its possession;

      o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

      o each mortgage note has been endorsed as provided in the trust agreement.

      If the custodian, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file that is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the review criteria set forth in the trust agreement, the custodian is required to promptly so notify the original loan seller, the servicer, the trustee and the depositor in writing. The original loan seller will be required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the custodian. If, however, within 30 days after the custodian's notice of the defect, the original loan seller has not caused the defect to be remedied, the original loan seller will be required to either (a) substitute a Substitute Mortgage Loan for the defective mortgage loan, or (b) repurchase the defective mortgage loan. The substitution or repurchase is required to be effected in the same manner as a substitution or repurchase for a material breach of a mortgage loan representation and warranty, as described below under "--Representations and Warranties Relating to the Mortgage Loans." The obligation of the original loan seller to cure the defect or to substitute or repurchase the defective mortgage loan and to indemnify for such breach will constitute the sole remedies available to the holders of the certificates and the trustee relating to the defect.

Representations and Warranties Relating to the Mortgage Loans

      Pursuant to a mortgage loan purchase agreement, Chevy Chase Bank, F.S.B., the original loan seller, will make representations and warranties with respect to each mortgage loan it sells to the sponsor as of the date it sells such mortgage loans to the sponsor or another date as specified below:

            (A) No payment required under the mortgage loan is more than 30 days Delinquent;

            (B) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid;

            (C) The terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been or will be recorded, if necessary to protect the interests of the certificateholders, and no borrower has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage loan file;

            (D) The mortgage loan is not subject to any right of rescission, set off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable, in whole or in part, and no borrower was a debtor in any state or federal bankruptcy or insolvency proceedings at the time the mortgage loan was originated;

            (E) All buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire and hazards of extended coverage;

            (F) The mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed by the original loan seller that would effect any such release, cancellation, subordination or rescission;

            (G) Each mortgage is a valid, subsisting, enforceable and perfected first-lien on a single parcel of real estate constituting the mortgaged property, including all improvements on the mortgaged property. The lien of the mortgage is subject only to:

                  (1) the lien of current real property taxes and assessments not yet due and payable;

                  (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to in the appraisal made for the originator of the mortgage loan or otherwise considered by a qualified appraiser, or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

                  (3) other matters to which like properties are commonly
            subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

            (H) The mortgage note and the mortgage and any other agreement executed and delivered by a borrower in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the signatory enforceable in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws. All parties to the mortgage note, the mortgage and any other such related agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such agreement, and the mortgage note, the mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation or similar occurrence with respect to a mortgage loan has taken place on the part of the original loan seller or, to the best of the original loan seller's knowledge, the borrower, the appraiser, any builder, or any developer, or any other party involved in the origination of the mortgage loan that materially and adversely impacts on the mortgage loan or the interests of the certificateholders;

            (I) The mortgage loan is covered by a form of policy or insurance acceptable to Fannie Mae or Freddie Mac and each such title insurance policy is issued by a title insurer qualified to do business in the jurisdiction where the mortgaged property is located, insuring the original loan seller, its successors and assigns, as to the first priority lien or second priority lien, as applicable, subject only to the exceptions contained in clauses (1), (2) and (3) of representation (G) above;

            (J) The mortgage loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

            (K) The mortgaged property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property and, with respect to the use and occupancy of the same, including certificates of occupancy, have been made or obtained from the appropriate authorities;

            (L) The mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage;

            (M) The mortgage file contains an appraisal of the related mortgaged property signed by a qualified appraiser who had no interest, direct or indirect, in the mortgaged property or in any loan made on the security of the mortgaged property, and whose compensation is not affected by the approval or disapproval of the mortgage loan, and the appraiser satisfies the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated under that Act, all as in effect on the date the mortgage loan was originated;

            (N) None of the mortgage loans is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost" or similar loan under any other applicable federal, state or local law; no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

            (O) None of the mortgage loans has a prepayment penalty period at origination in excess of five years; and

            (P) The original loan seller has, in its capacity as servicer for each mortgage loan, caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the relevant obligor to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

      Pursuant to a mortgage loan purchase agreement, upon the discovery by the original loan seller, the servicer, the depositor, the custodian or the trustee that any of the representations and warranties contained in the mortgage loan purchase agreement have been breached in any material respect as of the date made, with the result that the value of, or the interests of the issuing entity or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Subject to certain provisions of the mortgage loan purchase agreement, within sixty days of the earlier to occur of the original loan seller's discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the original loan seller will be required to:

      o     promptly cure such breach in all material respects,

      o if prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by the original loan seller, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, of the replaced mortgage loans as of the date of substitution, deliver to the issuing entity as part of the amounts remitted by the servicer on such distribution date the amount of such shortfall (a "Substitution Adjustment Amount"), or

      o purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other expenses of the servicer or the trustee in connection with the mortgage loan or the purchase.

      The purchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

      In addition, the original loan seller is obligated to indemnify the depositor and any of its affiliates and the trustee for any third-party claims arising out of a breach by the original loan seller of representations or warranties regarding the mortgage loans. The obligations of the original loan seller to cure such breach or to substitute or purchase any mortgage loan and to indemnify for such breach constitute the sole remedies with respect to a material breach of any such representation or warranty available to the holders of the certificates, the servicer, the trustee, the custodian, the depositor and any of its affiliates.

Payments on the Mortgage Loans

      The servicing agreement provides that the servicer is required to establish and maintain a collection account. The servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

      The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after deposit of such funds into the clearing account, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

      o all payments on account of principal, including prepayments of principal and any Prepayment Premiums on the mortgage loans;

      o all payments on account of interest, net of the servicing fee, on the mortgage loans;

      o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds and Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with the servicer's customary servicing practices, Liquidation Proceeds and Subsequent Recoveries;

      o any amounts required to be deposited in connection with any losses realized on investments of funds in the collection account; and

      o all other amounts required to be deposited in the collection account pursuant to the servicing agreement.

      The servicer is not permitted to commingle funds in the collection account with any other funds or assets.

      The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the related Servicer Remittance Date. The trust agreement permits but does not require the trustee to invest the funds in the distribution account in one or more eligible investments that mature on or prior to the next distribution date.

      The funds required to be remitted by the servicer for a Servicer Remittance Date will be equal to the sum, without duplication, of:

      o all collections of scheduled principal and interest on the mortgage loans, received by the servicer on or prior to the related Determination Date;

      o all principal prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries, if any, collected by the servicer during the related Prepayment Period;

      o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date but not received by the related Determination Date; and

      o any other amounts required to be placed in the collection account by the servicer pursuant to the servicing agreement and the trust agreement;

      but excluding the following:

      (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Subsequent Recoveries, to the extent of such unreimbursed P&I Advance;

      (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

      (c) for such Servicer Remittance Date, the aggregate servicing fee for the servicer;

      (d) all amounts recovered by the servicer in respect of late fees, assumption fees and similar fees;

      (e) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable by the servicer, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

      (f) certain other amounts which are reimbursable to the depositor or the servicer, as provided in the servicing agreement; and

      (g) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

      The amounts described in clauses (a) through (g) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

      Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter (referred to as a distribution date), commencing in July 2007, to the persons in whose names the certificates are registered on the related Record Date.

      Distributions on each distribution date will be made by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register or, in the case of a certificateholder who has so notified the trustee in writing in accordance with the trust agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other entity having appropriate wire transfer facilities. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates its offices located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention Transfer Unit.

Administration Fees

      As described under the definition of "Available Funds" included in the "Glossary" in this free writing prospectus, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee and any lender paid mortgage insurance premium payable on each mortgage loan. On each distribution date, the servicer will be entitled to its fee and any lender paid mortgage insurance premium will be paid prior to the certificateholders receiving any distributions. The servicing fee for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the servicing fee rate on the Stated Principal Balance of such mortgage loan. The lender paid mortgage insurance premium for any distribution date for any applicable mortgage loan will be an amount equal to one-twelfth of the applicable premium rate on the Stated Principal Balance of such mortgage loan as of the first day of the related Due Period. The following table identifies the per annum fee rates applicable in calculating the servicing fee and the lender paid mortgage insurance premium and describes the compensation of the trustee and the custodian.

                Fee                                Per Annum Fee Rate
--------------------------------------   ---------------------------------------
Servicing fee                            0.375% per annum with respect to each
                                         mortgage loan and each remaining
                                         distribution date thereafter

Lender paid mortgage insurance premium   Ranges from 0.250% to 1.050% per annum

Trustee compensation                     Investment earnings on the distribution
                                         account

Custodian compensation                   Payable by the trustee out of the
                                         trustee's compensation

      In addition to these fees, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, the servicer, the custodian or trustee, as described under "Servicing of the Mortgage Loans--Certain Matters Regarding the Depositor, the Servicer, the Custodian and the Trustee" in this free writing prospectus and "Description of the Securities--Certain Matters Regarding the Master Servicer, the Depositor and the Trustee" in the accompanying prospectus, and reimbursements for certain unanticipated expenses borne by the depositor, servicer, the custodian or trustee, as described in this free writing prospectus and the accompanying prospectus.

Priority of Distributions Among Certificates

      As more fully described in this free writing prospectus, distributions on the certificates will be made monthly on each distribution date from Available Funds and will be made to the classes of certificates and the Excess Reserve Fund Account generally in the following order of priority:

            (i) from the interest portion of Available Funds (together with any principal amounts allocated to interest as a result of Deferred Interest), to interest on each class of Offered Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

            (ii) from the principal portion of Available Funds (less any principal amounts allocated to interest as a result of Deferred Interest) plus any remaining interest portion of Available Funds, to principal on the classes of Offered Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

            (iii) from remaining Available Funds and any Distributable Prepayment Premiums collected (to the extent not included as principal distributable to the classes of Offered Certificates above), to unpaid interest and Unpaid Realized Loss Amounts on the other classes of Offered Certificates, in the order and subject to the priorities described below under "--Distributions of Interest and Principal"; and

            (iv) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amounts on the classes of certificates, finally to be released to the Class II-CE certificates,

in each case subject to certain limitations set forth below under "--Distributions of Interest and Principal."

Distributions of Interest and Principal

      For any distribution date, the "Pass-Through Rate" for each class of Offered Certificates will be a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for the applicable class and that distribution date and (2) the Group II Loan Cap (as defined below).

      The fixed margin for each class of Offered Certificates is as follows:
Class II-A-1, [__]%; Class II-M-1, [__]%; Class II-M-2, [__]%; Class II-M-3,
[__]%; Class II-M-4, [__]%; Class II-M-5, [__]%; Class II-M-6, [__]%; and Class
II-M-7, [__]%. On the distribution date immediately following the first distribution date on which the holder of the majority interest in the Class II-R certificates has the right to purchase all of the mortgage loans as described under "Servicing of the Mortgage Loans--Termination; Optional Clean-up Call" in this free writing prospectus and each distribution date thereafter the fixed margin for each class of Offered Certificates will increase to the following:
Class II-A-1, [__]%; Class II-M-1, [__]%; Class II-M-2, [__]%; Class II-M-3,
[__]%; Class II-M-4, [__]%; Class II-M-5, [__]%; Class II-M-6, [__]%; and Class
II-M-7, [__]%.

      The "Group II Loan Cap" is a rate per annum, equal to a fraction, expressed as a percentage, (x) the numerator which is a product of (A) 12 and
(B) the amount of accrued interest on the mortgage loans in the prior calendar month (in each case, less the applicable Expense Fee Rate), and (y) the denominator of which is the Current Maximum Amount as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first distribution date), after giving effect to principal prepayments during the related Prepayment Period, subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period.

      On each distribution date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal are required to be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each distribution date will equal the sum of (i) the Basic Principal Distribution Amount for that distribution date and (ii) the Extra Principal Distribution Amount for that distribution date.

      On each distribution date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account and, in the case of clauses (ii) and (iii) below, Distributable Prepayment Premiums for such Distribution Date, specified below in the following order of priority:

            (i) to the holders of each class of Offered Certificates in the following order of priority:

                  (a) from the Interest Funds, to the holders of the Class II-A-1 certificates, any related Accrued Certificate Interest and any unpaid Interest Carryforward Amounts for such class, as applicable;

                  (b) from any remaining Interest Funds, to the Class II-M-1 certificates, the Accrued Certificate Interest for that class on that distribution date;

                  (c) from any remaining Interest Funds, to the Class II-M-2 certificates, the Accrued Certificate Interest for that class on that distribution date;

                  (d) from any remaining Interest Funds, to the Class II-M-3 certificates, the Accrued Certificate Interest for that class on that distribution date;

                  (e) from any remaining Interest Funds, to the Class II-M-4 certificates, the Accrued Certificate Interest for that class on that distribution date;

                  (f) from any remaining Interest Funds, to the Class II-M-5 certificates, the Accrued Certificate Interest for that class on that distribution date;

                  (g) from any remaining Interest Funds, to the Class II-M-6 certificates, the Accrued Certificate Interest for that class on that distribution date; and

                  (h) from any remaining Interest funds, to the Class II-M-7 certificates, the Accrued Certificate Interest for that class on that distribution date;

            (ii) (A) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, to the holders of the class or classes of Offered Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

                  (a) to the holders of the Class II-A-1 certificates, until its Class Certificate Balance is reduced to zero; and

                  (b) sequentially to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

            (B) on each distribution date on and after the Stepdown Date and as long as a Trigger Event is not in effect, to the holders of the class or classes of Offered Certificates then entitled to distributions of principal an amount equal to the Principal Distribution Amount in the following amounts and order of priority:

                  (a) to the Class II-A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class II-A Principal Distribution Amount, until its Class Certificate Balance is reduced to zero;

                  (b) to the Class II-M-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributable to Class II-A certificateholders in clause (ii)(B)(a) above and (y) the Class II-M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (c) to the Class II-M-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributable to Class II-A certificateholders in clause (ii)(B)(a) above and to the Class II-M-1 certificateholders in clause (ii)(B)(b) above and (y) the Class II-M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (d) to the Class II-M-3 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributable to Class II-A certificateholders in clause (ii)(B)(a) above, to the Class II-M-1 certificateholders in clause (ii)(B)(b) above and to the Class II-M-2 certificateholders in clause (ii)(B)(c) above and (y) the Class II-M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (e) to the Class II-M-4 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributable to Class II-A certificateholders in clause (ii)(B)(a) above, to the Class II-M-1 certificateholders in clause (ii)(B)(b) above, to the Class II-M-2 certificateholders in clause
                        (ii)(B)(c) above and to the Class II-M-3 certificateholders in clause (ii)(B)(d) above and (y) the Class II-M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (f) to the Class II-M-5 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributable to Class II-A certificateholders in clause (ii)(B)(a) above, to the Class II-M-1 certificateholders in clause (ii)(B)(b) above, to the Class II-M-2 certificateholders in clause
                        (ii)(B)(c) above, to the Class II-M-3 certificateholders in clause (ii)(B)(d) above and to the Class II-M-4 certificateholders in clause (ii)(B)(e) above and (y) the Class II-M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                  (g) to the Class II-M-6 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributable to Class II-A certificateholders in clause (ii)(B)(a) above, to the Class II-M-1 certificateholders in clause (ii)(B)(b) above, to the Class II-M-2 certificateholders in clause
                        (ii)(B)(c) above, to the Class II-M-3 certificateholders in clause (ii)(B)(d) above, to the Class II-M-4 certificateholders in clause (ii)(B)(e) above and to the Class II-M-5 certificateholders in clause (ii)(B)(f) above and (y) the Class II-M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                  (h) to the Class II-M-7 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over
                        (ii) the amounts distributable to Class II-A certificateholders in clause (ii)(B)(a) above, to the Class II-M-1 certificateholders in clause (ii)(B)(b) above, to the Class II-M-2 certificateholders in clause
                        (ii)(B)(c) above, to the Class II-M-3 certificateholders in clause (ii)(B)(d) above, to the Class II-M-4 certificateholders in clause (ii)(B)(e) above, to the Class II-M-5 certificateholders in clause (ii)(B)(f) above and to the Class II-M-6 certificateholders in clause (ii)(B)(g) above and (y) the Class II-M-7 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (iii) any amount remaining after the distributions in clauses (i) and (ii) above, together with any Distributable Prepayment Premiums collected for such Distribution Date (other than for purposes of clauses (b) and (d) and to the extent such Distributable Prepayment Premiums are not included in the Principal Distribution Amount above), is required to be distributed in the following order of priority with respect to the certificates:

                  (a) sequentially, to the holders of the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates, in that order, any Unpaid Interest Amount for each such class;

                  (b) to the holders of the Class II-A certificates, to reduce their Class Certificate Balance in an amount up to the Net Deferred Interest allocated to such class of certificates and not previously reimbursed;

                  (c) sequentially, to the holders of the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates, in that order, any Unpaid Realized Loss Amount for each such class;

                  (d) sequentially, to holders of the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates, in that order, to reduce the Class Certificate Balance of each such class in an amount up to the Net Deferred Interest allocated to each such class of certificates and not previously reimbursed;

                  (e) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that distribution date;

                  (f) from funds on deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any remaining unpaid Basis Risk Carry Forward Amount with respect to the Offered Certificates for that distribution date to the Offered Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates;

                  (g) to the holders of the Class II-CE certificates, those amounts as set forth in the trust agreement; and

                  (h) to the holders of the Class II-R certificates, any remaining amount.

      In addition, notwithstanding the foregoing, on any distribution date after the distribution date on which the Class Certificate Balance of a class of Offered Certificates has been reduced to zero, that class of certificates will be retired and will no longer be entitled to distributions, including distributions in respect of Unpaid Interest Amounts, unpaid remaining Basis Risk Carry Forward Amounts or Unpaid Realized Loss Amounts for the Offered Certificates.

Allocation of Net Deferred Interest

      On each Distribution Date, any Net Deferred Interest will be allocated among the Class II-A Certificates and Class II-M Certificates to reduce the Accrued Certificate Interest of each such class in an amount equal to the excess, if any, for each such class of (x) the amount of interest that accrued on such class of certificates at its respective Pass-Through Rate during the related Accrual Period related to that Distribution Date, over (y) the amount of current interest that would have accrued had the Pass-Through Rate for that class of certificates equaled the Adjusted Cap Rate for that Distribution Date.

      Any Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of that class of certificates.

Applied Realized Loss Amounts and Shortfalls

      If on any distribution date, after giving effect to all distributions of principal as described above, the aggregate Class Certificate Balances of the Offered Certificates exceeds the Current Maximum Amount for that distribution date, the Class Certificate Balance of the Class II-M-7, Class II-M-6, Class II-M-5, Class II-M-4, Class II-M-3, Class II-M-2 and Class II-M-1 certificates will first be reduced, in inverse order of seniority (beginning with the Class II-M-7 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. A reduction of a Class Certificate Balance as described above is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balances will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid Realized Loss Amount for the applicable Class of certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be included as part of the Principal Remittance Amount for the related distribution date.

      On any distribution date, any shortfalls resulting from the application of the Relief Act and any prepayment interest shortfalls not covered by Compensating Interest payments from the servicer (as further described in "Servicing of the Mortgage Loans--Prepayment Interest Shortfalls" in this free writing prospectus) will be allocated first to reduce the amounts of interest otherwise distributable on the Class II-CE certificates, and thereafter as a reduction to the Accrued Certificate Interest for the Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that distribution date. The holders of the Offered Certificates will not be entitled to reimbursement for the allocation of any Relief Act shortfalls or prepayment interest shortfalls described in the preceding sentence.

Calculation of One-Month LIBOR

      On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the Offered Certificates.

Excess Reserve Fund Account

      The "Basis Risk Payment" for any distribution date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, the payment with respect to any distribution date cannot exceed the amount otherwise distributable on the Class II-CE certificates.

      The "Basis Risk Carry Forward Amount" on any distribution date and for any class of Offered Certificates is the sum of, if applicable, (x) the excess of
(i) the amount of Accrued Certificate Interest that would otherwise have been distributable on that distribution date had the Pass-Through Rate not been subject to the Group II Loan Cap, over (ii) the amount of Accrued Certificate Interest distributable on such class of certificates on that distribution date based on the Group II Loan Cap and (y) the unpaid portion of any such excess described in clause (x) from prior distribution dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group II Loan Cap). Any Basis Risk Carry Forward Amount on any class of Offered Certificates will be paid on that distribution date or future distribution dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account with respect to such distribution date for payment of Basis Risk Carry

Forward Amounts. The ratings on the certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

      Pursuant to the trust agreement, an account (referred to as the "Excess Reserve Fund Account") will be established, which is held in trust, as part of the issuing entity, by the trustee. Amounts on deposit in the Excess Reserve Fund Account will not be invested. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the Offered Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the trust agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. See "--Distributions of Interest and Principal" in this free writing prospectus. The Excess Reserve Fund Account is required to be funded from amounts otherwise to be paid to the Class II-CE certificates from remaining Available Funds. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable distribution date.

Overcollateralization Provisions

      The trust agreement requires that the Total Monthly Excess Spread, if any, on each distribution date be applied as an accelerated payment of principal of the Offered Certificates, but only to the limited extent described below.

      The application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal has the effect of accelerating the amortization of those certificates relative to the amortization of the mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the Offered Certificates on any distribution date will be paid to the holders of the Class II-CE certificates and will not be available on any future distribution date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts.

      With respect to any distribution date, the excess, if any, of (a) the Current Maximum Amount for that distribution date over (b) the aggregate Class Certificate Balance of the Offered Certificates as of that date (after taking into account the distribution of the Principal Distribution Amount on those certificates on that distribution date) is the "Subordinated Amount" as of that distribution date. The trust agreement requires that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Subordinated Amount exceeds the Subordinated Amount as of that distribution date (the excess is referred to as a "Subordination Deficiency"). Any amount of Total Monthly Excess Spread together with any Distributable Prepayment Premiums actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Subordinated Amount with respect to a distribution date is the "Specified Subordinated Amount" and is set forth in the definition of Specified Subordinated Amount in the "Glossary" in this free writing prospectus. Total Monthly Excess Spread will then be applied to the payment of principal of the class or classes of certificates then entitled to distributions of principal, to the extent necessary to maintain the Subordinated Amount at the Specified Subordinated Amount.

      In the event that a Specified Subordinated Amount is permitted to decrease or "step down" on a distribution date in the future, the trust agreement provides that some or all of the principal which would otherwise be distributed to the holders of the Offered Certificates on that distribution date will be distributed to the holders of the Class II-CE certificates on that distribution date (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts to the Offered Certificates) until the Excess Subordinated Amount is reduced to zero. This has the effect of decelerating the amortization of the Offered Certificates relative to the amortization of the mortgage loans, and of reducing the related Subordinated Amount. With respect to any distribution date, the excess, if any, of (a) the Subordinated Amount on that distribution date over (b) the Specified Subordinated Amount is the "Excess Subordinated Amount" with respect to that distribution date. If, on any distribution date on or after the

Stepdown Date on which a Trigger Event does not exist, the Excess Subordinated Amount is, after taking into account all other distributions to be made on that distribution date, greater than zero (i.e., the related Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the Offered Certificates on that distribution date will instead be distributed to the holders of the Class II-CE certificates (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk Carry Forward Amounts to the Offered Certificates) in an amount equal to the lesser of (x) the Excess Subordinated Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Subordination Reduction Amount" for that distribution date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a distribution date after taking into account the amount necessary to make all payments of interest and principal to the Offered Certificates.

Reports to Certificateholders

      On each distribution date the trustee will make available via its internet website to each holder of an Offered Certificate, based on information provided to the trustee by the servicer, a statement containing the following:

      o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds in that distribution;

      o the amount of the distribution allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such distribution date and the amount of all Basis Risk Carry Forward Amounts covered by withdrawals from the Excess Reserve Fund Account on such distribution date;

      o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available for such distribution, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

      o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such distribution date;

      o the aggregate Stated Principal Balance of the mortgage loans for the following distribution date;

      o the amount of the expenses and fees paid to or retained by the servicer or the trustee with respect to such distribution date, in each case, identifying the general purpose of such fees;

      o the Pass-Through Rate for each such class of certificates with respect to such distribution date;

      o the amount of advances included in the distribution on such distribution date and the aggregate amount of advances reported by the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such distribution date;

      o the number and aggregate outstanding principal balances of mortgage loans (1) as to which the scheduled payment is Delinquent 30 to 59 days, 60 to 89 days, 90 or more days, and in such other periods and for such times as required by Regulation AB (17 CFR 229), (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

      o for each of the preceding 12 calendar months, or all calendar months since the cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all outstanding mortgage loans on each of the due dates in each such month and (B) Delinquent 60 days or more on each of the due dates in each such month;

      o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such mortgage loans as of the close of business on the Determination Date preceding such distribution date of the REO properties;

      o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the Determination Date preceding such distribution date;

      o whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event);

      o the amount on deposit in each of the Excess Reserve Fund Account (after giving effect to distributions on such distribution date);

      o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such distribution date;

      o the amount of any Net Monthly Excess Cash Flow on such distribution date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts;

      o     the Subordinated Amount and Specified Subordinated Amount;

      o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

      o     the amount distributed on the Class II-CE certificates;

      o     the amount of any Subsequent Recoveries for such distribution date;

      o     any Net Deferred Interest allocated to any class;

      o the amount on deposit in the pre-funding account (net of investment earnings thereon) as of the end of the prior due period;

      o the amount of any principal prepayment on the certificates resulting from the application of unused moneys in the pre-funding account;

      o     the Record Date for such distribution date; and

      o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term.

      The trustee will make available the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at https://www.tss.db.com/invr and assistance in using the website can be obtained by calling the trustee's investor relations desk at 1-800-735-7777. The trustee will also make available on its website any reports on Forms 10-D, 10-K and 8-K that have been filed by the trustee with respect to the issuing entity through the EDGAR system.

                         SERVICING OF THE MORTGAGE LOANS

      Chevy Chase Bank, F.S.B. ("Chevy Chase Servicing") will act as the servicer with respect to all of the mortgage loans. See "The Servicer" in this free writing prospectus. In servicing the mortgage loans, the servicer will be required to use customary and usual mortgage servicing practices of prudent mortgage lenders.

Subservicers

      The servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. The servicer will remain obligated and primarily liable to the issuing entity and the trustee on behalf of the certificateholders for the servicing and administering of the mortgage loans in accordance with the provisions of the servicing agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the servicer alone were servicing and administering such mortgage loans. The servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the servicer's compensation is sufficient to pay the subservicer fees.

Servicing Fees and Other Compensation and Payment of Expenses

      As compensation for its activities as servicer under the servicing agreement, the servicer is entitled with respect to each mortgage loan it services to a servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to one-twelfth of the servicing fee rate on the Stated Principal Balance of each applicable mortgage loan. See "Description of the Certificates--Administration Fees" in this free writing prospectus. In addition, the servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees, fees associated with non-sufficient funds checks, and other similar items. The servicer will also be entitled to withdraw from any escrow account (to the extent permitted by applicable law and the mortgage loan documents) any net interest or other income earned on deposits in those accounts. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the servicing agreement and is not entitled to reimbursement for such expenses except as specifically provided in the servicing agreement.

      The trustee will not be entitled to a fee. Under the terms of the trust agreement, the trustee may withdraw from the distribution account, (i) any investment income earned on funds invested in the distribution account, which is payable to the trustee; (ii) amounts necessary to reimburse the trustee or the servicer for any previously unreimbursed advances and any advance that the servicer, or the trustee as successor servicer, deem to be nonrecoverable from the applicable mortgage loan proceeds; (iii) an amount to indemnify the trustee for amounts due under the terms of the trust agreement; (iv) amounts in respect of reimbursements to which the trustee or the servicer is entitled in accordance with the terms of the trust agreement; and (v) any other amounts permitted to be withdrawn under the terms of the trust agreement.

      In the event the trustee assumes the duties of the servicer under the servicing agreement, it shall be entitled to receive as compensation, the servicing fee, if any, and other compensation that would have been payable to the servicer under the servicing agreement.

P&I Advances and Servicing Advances

      P&I Advances. The servicer (including the trustee as successor servicer and any other successor servicer, if applicable) is required to make P&I Advances on or before the Servicer Remittance Date with respect to each mortgage loan it services subject to its determination that such advance would be recoverable. The servicer will not be required, however, to make any P&I Advances with respect to reductions in the amount of the monthly payments due on the mortgage loans as a result of bankruptcy proceedings or the application of the Relief Act. P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination that a P&I Advance was recoverable when made, if such P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that P&I Advance from the issuing entity. The trustee (including any other successor trustee, if applicable), acting as successor servicer, will advance its own funds to make P&I Advances if the servicer fails to do so, subject to applicable law, its own recoverability determination and as required under the trust agreement. See "Description of the Certificates--Payments on the Mortgage Loans" in this free writing prospectus.

      Servicing Advances. The servicer is required to advance amounts with respect to the mortgage loans it services, subject to its determination that such advance would be recoverable, constituting "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration and protection of the mortgaged property,

      o     enforcement or judicial proceedings, including foreclosures, and

      o certain other customary amounts set forth in the servicing agreement.

      These servicing advances by the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's determination at the time the servicing advance was made, that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that servicing advance from the issuing entity. The trustee acting as successor servicer, will advance its own funds to make servicing advances if the servicer fails to do so, subject to applicable law, its own recoverability determination and as required under the trust agreement.

      Recovery of Advances. The servicer (and the trustee as successor servicer and any other successor servicer, if applicable) may recover P&I Advances and servicing advances to the extent permitted by the trust agreement or the servicing agreement, including from the collection of principal and interest on the applicable mortgage loans that is not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the borrower on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Subsequent Recoveries, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the borrower or otherwise relating to the applicable mortgage loan. If the servicer makes a P&I Advance due to a shortfall caused by the application of the Relief Act, the servicer may recover such P&I Advance from the collection account. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) may be reimbursed for such advance from the collection account.

      No servicer (and the trustee as successor servicer and any other successor servicer, if applicable) will be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance.

Prepayment Interest Shortfalls

      In the event any principal prepayment or other recovery of principal on a mortgage loan is received in advance of its scheduled due date and is not accompanied by a payment of scheduled interest due on any date in any subsequent month during the portion of the applicable Prepayment Period that ends on the last calendar day of the month prior to the related Servicer Remittance Date, the servicer will be obligated to pay, by no later than that Servicer Remittance Date, compensating interest, without any right of reimbursement, for the net amount of those shortfalls in interest collections resulting from those principal prepayments or other recoveries of principal (such shortfalls, "Prepayment Interest Shortfalls"). The amount of compensating interest payable by the servicer will be equal to the difference between all amounts allocable to interest received by the servicer in connection with such principal prepayments and other recoveries of principal and thirty day's interest on the mortgage loans, but only to the extent of the servicing fee payable to the servicer for that distribution date ("Compensating Interest").

Servicer Reports

      As set forth in the servicing agreement, on a date preceding the applicable distribution date, the servicer is required to deliver to the trustee a servicer remittance report setting forth certain information necessary for the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus and containing certain information to be included in the distribution report for that distribution date delivered by the trustee.

      The servicer is required to deliver (or otherwise make available) to the depositor and the trustee, as applicable, in March of each year, starting in 2008, an officer's certificate stating that,

      o a review of the activities of the servicer during the preceding calendar year and of performance under the servicing agreement has been made under such officer's supervision; and

      o to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the servicing agreement in all material respects for such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of such failure.

      In addition, in March of each year, starting in 2008, the servicer and the trustee will be required to deliver to the depositor and the trustee, as applicable, an assessment of compliance with servicing criteria that contains the following:

      o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

      o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

      o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

      Each party that is required to deliver an assessment of compliance with servicing criteria will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the trustee at the address provided in this free writing prospectus.

Collection and Other Servicing Procedures

      The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the provisions of the servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account that are comparable to the mortgage loans. Consistent with the above, the servicer may (i) waive any late payment charge, Prepayment Premium or, if applicable, any penalty interest, or (ii) employ loss mitigation strategies including, but not limited to, forbearance plans and repayment options provided they are in accordance with accepted servicing practices as set forth in the servicing agreement.

      The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure, (iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the final scheduled distribution date for the Offered Certificates.

      The servicer will be required to accurately and fully report its borrower payment histories to all three credit repositories in a timely manner with respect to each mortgage loan.

      If a mortgaged property has been or is about to be conveyed by the borrower, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the issuing entity. If the servicer reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the issuing entity, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by the servicer for entering into an assumption agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Certain Legal Aspects of the Residential Loans--Enforceability of Certain Provisions" in the accompanying prospectus.

Hazard Insurance

      The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy with coverage which contains a standard mortgagee's clause that conforms to the requirements of Fannie Mae. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer in accordance with accepted servicing practices, insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

      The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

      The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing the mortgage loans it services as such mortgage loans come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems reasonable and as are in keeping with the servicer's general loan servicing activities and the servicing agreement.

      Notwithstanding the foregoing, in the case of any mortgaged property damaged from an uninsured cause, the servicer will not be required to expend its own funds toward the restoration of that property unless the servicer believes such restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer.

Removal and Resignation of the Servicer

      The trustee may, and, at the direction of the majority of voting rights in the certificates, is required to, remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses
(a), (b), (c), (d), (e) or (f) below. Each of the following constitutes a "servicer event of default":

      (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the trust agreement or the servicing agreement, which continues unremedied for three business days after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or by the trustee, or to the servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

      (b) any failure on the part of the servicer to duly observe or perform in any material respect any of the covenants or agreements on the part of the servicer contained in the trust agreement or the servicing agreement, which continues unremedied for a period of 45 days (except that such number of days will be 15 days in the case of a failure to pay any premium for any insurance policy required to be maintained under the servicing agreement and such period shall be 5 days in the case of a failure to deliver the officer's certificate, assessment of compliance or the accountant's statement described under "--Servicer Reports" in this free writing prospectus) after the date on which written notice of such failure requiring the same to be remedied is given to the servicer by the depositor or by the trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates; or

      (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of 60 consecutive days; or

      (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

      (e) the servicer admits in writing its inability generally to pay its debts as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

      (f) the servicer ceases to meet the servicer eligibility qualifications of Fannie Mae.

      Except to permit subservicers as provided under the servicing agreement to act as subservicers, the servicer may not assign its obligations under the servicing agreement nor resign from the obligations and duties imposed on it by the servicing agreement except by mutual consent of the servicer, the depositor and the trustee or upon the determination that the servicer's duties under the servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the servicing agreement.

      Upon removal or resignation of the servicer, in accordance with the trust agreement and the servicing agreement, the trustee will be the successor servicer (or will appoint a successor) of the servicer. The trustee, as successor servicer (and any other successor servicer), will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the trustee is unwilling or unable to act as successor servicer, or if the holders of certificates entitled to at least a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the trust agreement, any established mortgage loan servicing institution acceptable to the rating agencies as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

      Any successor to the servicer as servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as servicer, to maintain in force the insurance policy or policies that the servicer is required to maintain.

      The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation as the servicer or such greater compensation if consented to by the rating agencies rating the Offered Certificates and a majority of the certificateholders. See "--Servicing Fees and Other Compensation and Payment of Expenses" above.

      Notwithstanding any termination of the activities of the servicer under the servicing agreement, the servicer will be entitled to receive from the issuing entity, prior to transfer of its servicing obligations, payment of all accrued and unpaid servicing fees and reimbursement for all outstanding P&I Advances and servicing advances.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

      The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

      The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, the servicer, the custodian and each rating agency, as applicable, not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the related eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the issuing entity by any state in which the trustee or the issuing entity is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor may remove the trustee and appoint a successor trustee.

      The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

      Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Indemnification and Third Party Claims

      The issuing entity will be obligated to indemnify the trustee and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the trustee may incur or sustain in connection with, arising out of or related to the trust agreement or the certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the trustee's representations and warranties in the trust agreement or
(ii) the
trustee's willful misfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under the trust agreement. The trustee shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the distribution account. Amounts available to pay indemnified costs and expenses may also be applied to reimburse the trustee for servicing transfer costs to the extent such costs are not reimbursed out of amounts allocated therefor or from other sources described in "--Servicing Fees and Other Compensation and Payment of Expenses" above.

Termination; Optional Clean-up Call

      The holder of the majority percentage interest in the Class II-R certificates may, at its option, purchase all of the mortgage loans and REO properties included in Group II and terminate the certificates representing beneficial ownership interests in Group II on any distribution date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the Maximum Pool Principal Balance. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the higher of two appraisals completed by two independent appraisers selected by the servicer at its expense and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable mortgage interest rate, (iii) all unreimbursed P&I Advances, servicing advances and indemnification payments payable to the servicer and (iv) any unreimbursed indemnification payments payable to the trustee under the trust agreement. That purchase of the mortgage loans and REO properties would result in the final distribution on the Offered Certificates on that distribution date.

      The issuing entity also is required to terminate upon notice to the trustee of either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or (ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the trust agreement; provided, however, that in no event will the issuing entity established by the trust agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the trust agreement.

      The trust agreement requires the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the issuing entity other than the funds in the collection account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed as early as practicable within the month of such final distribution. Any such notice of final distribution will be required to specify (a) the distribution date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such distribution date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

      In the event a notice of final distribution is given, the servicer will be required to remit all funds in the collection account not permitted to be withdrawn or retained to the trustee for deposit in the distribution account on the business day prior to the applicable distribution date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the issuing entity and the receipt by the custodian of a request for release of the mortgage loan files, the custodian will be required to promptly release to the servicer or its designees the mortgage loan files.

      Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to the servicer, the trustee and the depositor pursuant to the trust agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Class II-R certificateholders, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

      In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the issuing entity. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class II-R certificateholders will be entitled to all unclaimed funds and other assets of the issuing entity.

Certain Matters Regarding the Depositor, the Servicer, the Custodian and the Trustee

      The trust agreement provides that none of the depositor, the custodian, the trustee or any of their respective directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the trust agreement, or for errors in judgment. However, none of the depositor, the custodian or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the trustee's or the custodian's, as the case may be, willful misconduct, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the trust agreement.

      The servicing agreement provides that neither the servicer nor any of its respective officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the servicing agreement, or for errors in judgment. However, the servicer will not be protected against liability arising from their failure to perform their duties under the servicing agreement in accordance with any standard of care set forth in the servicing agreement.

      The depositor, the trustee, the custodian and their respective directors, officers, employees or agents will be indemnified by the issuing entity and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the trust agreement or (ii) the performance of their respective duties pursuant to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of the depositor's, the custodian's or the trustee's, as the case may be, willful misconduct, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the trust agreement.

      Neither the depositor nor the trustee is obligated under the trust agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the trust agreement, the depositor or the trustee, as applicable, may undertake any action either of them deems necessary or desirable in respect of (i) the rights and duties of the parties to the trust agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the issuing entity, and the depositor and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the issuing entity.

      The servicer is not obligated under its servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the servicing agreement, the servicer may undertake, with the consent of the related sponsor, any action the servicer deems necessary or desirable in respect of the certificateholders' interests in the mortgage loans. In the event the servicer undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the issuing entity, and the servicer will be entitled to be reimbursed for such expenses, costs and liabilities out of the issuing entity.

Amendment

      The trust agreement may be amended from time to time by the depositor, the custodian and the trustee (and the trustee may request any amendment or consent to any amendment of the servicing agreement) by written agreement, without consent of the holders of the Offered Certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the trust agreement which may be inconsistent with any other provision, to add to the duties of the depositor, the custodian, the trustee or the servicer (with respect to the servicing agreement), or to comply with any requirements in the Code. The trust agreement may also be amended to add any other provisions with respect to matters or questions arising under the trust agreement or the servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the trust agreement or the servicing agreement; provided, that such action will not adversely affect in any material respect the interest of any holder of the Offered Certificates, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the trustee, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

      The trust agreement may be amended from time to time by the depositor, the custodian and the trustee (and the trustee shall request the servicer to amend the servicing agreement) and with the consent of holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the trust agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

                       PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

      The prepayment model used in this free writing prospectus represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. One hundred percent (100%) of the prepayment assumption with respect to the mortgage loans assumes a constant prepayment rate of 25% per annum each month.

      Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual mortgage loans in the issuing entity have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

      Unless otherwise specified, the information in the tables in this free writing prospectus has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions:

      o     the closing date for the certificates occurs on June 29, 2007;

      o distributions on the certificates are made on the 25th day of each month, commencing in July 2007, in accordance with the priorities described in this free writing prospectus;

      o the mortgage loan prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable prepayment assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

      o     prepayments include 30 days' interest on the related mortgage loan;

      o the optional clean-up call is not exercised (except with respect to the weighted average life to call);

      o the Specified Subordinated Amount is initially as specified in this free writing prospectus and thereafter decreases in accordance with the provisions in this free writing prospectus;

      o with respect to each mortgage loan, (a) the mortgage rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Loan Index (subject to the applicable periodic rate cap and minimum and maximum interest rate), (b) the One-Year MTA Index remains constant at 5.015% per annum, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment (except with respect to mortgage loans that are interest-only for a period of time or are balloon loans);

      o     One-Month LIBOR remains constant at 5.320% per annum;

      o no delinquencies or defaults in the payment by borrowers of principal of and interest on the mortgage loans are experienced;

      o scheduled payments of interest and/or principal on the mortgage loans are received on the first day of each month commencing in July 2007 with respect to the Initial Mortgage Loans, and August 2007 with respect to the Subsequent Mortgage Loans, and are computed prior to giving effect to prepayments received on the last day of the prior month;

      o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in June 2007 with respect to the Initial Mortgage Loans, and July 2007 with respect to the Subsequent Mortgage Loans;

      o the initial Class Certificate Balance of each class of certificates is as set forth on the cover page of this free writing prospectus;

      o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this free writing prospectus;

      o the entire amount on deposit in the pre-funding account on the closing date is applied to the purchase of Subsequent Mortgage Loans;

      o the amounts on deposit in the pre-funding account at the rate indicated in the assumed mortgage loan tables accrue interest during the pre-funding period;

      o the assumed mortgage loans have the approximate initial characteristics described below;

      o on each mortgage rate adjustment date, the mortgage loans are not limited by any Periodic Rate Caps; and

      o each mortgage loan will have a rate reset frequency and next rate reset of one month:

                                                                                                                          Cut-off
                                                                                                                          Date
                                               Lender Paid                                                                Gross
                                               Mortgage Insurance                       Index     Cut-off Date            Interest
Group   Type                                   Fee (%)              Servicing Fee (%)   Name      Principal Balance ($)   Rate (%)
-----   ------------------------------------   ------------------   -----------------   -------   ---------------------   --------
II      Chevy Chase 1st Lien O1/30 2%                           -               0.375   MTA_1YR            1,146,804.26      7.750
II      Chevy Chase 1st Lien O1/30 2%                      0.0978               0.375   MTA_1YR            1,966,648.30      7.894
II      Chevy Chase 1st Lien O1/30 2%                      0.0611               0.375   MTA_1YR            1,477,689.37      7.582
II      Chevy Chase 1st Lien O1/30 2%                           -               0.375   MTA_1YR            1,322,111.06      7.802
II      Chevy Chase 1st Lien O1/30 2%                      0.2754               0.375   MTA_1YR              798,610.99      7.601
II      Chevy Chase 1st Lien O1/30 2%                      0.0541               0.375   MTA_1YR            1,537,350.56      7.822
II      Chevy Chase 1st Lien O1/30 2%                      0.1682               0.375   MTA_1YR            1,068,867.64      7.570
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.0239               0.375   MTA_1YR            4,816,038.06      8.060
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.0655               0.375   MTA_1YR           10,889,187.34      8.149
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.2748               0.375   MTA_1YR            4,086,363.49      7.996
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.0356               0.375   MTA_1YR           14,703,734.48      7.859
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.0691               0.375   MTA_1YR           18,556,188.34      7.826
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.0114               0.375   MTA_1YR            8,950,663.16      7.761
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.1377               0.375   MTA_1YR            9,989,118.34      7.843
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.0741               0.375   MTA_1YR           10,563,347.31      7.861
II      Chevy Chase 1st Lien O1/40 2%                           -               0.375   MTA_1YR              429,445.15      7.875
II      Chevy Chase 1st Lien O1/40 2%                           -               0.375   MTA_1YR              278,252.11      7.750
II      Chevy Chase 1st Lien O1/40 2%                           -               0.375   MTA_1YR              556,327.16      7.750
II      Chevy Chase 1st Lien O1/40 2%                           -               0.375   MTA_1YR              445,439.72      7.375
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.1515               0.375   MTA_1YR            2,755,877.20      7.659
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.1042               0.375   MTA_1YR            6,024,174.65      7.843
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.0676               0.375   MTA_1YR            5,317,912.81      7.994
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.1736               0.375   MTA_1YR            6,544,964.71      7.786
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.0560               0.375   MTA_1YR           10,200,564.41      7.851
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.0160               0.375   MTA_1YR           10,844,279.71      7.840
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.0586               0.375   MTA_1YR            3,685,873.43      7.599
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.0926               0.375   MTA_1YR            2,349,682.78      7.764
II      Chevy Chase 1st Lien O1/30 2%                           -               0.375   MTA_1YR              668,987.00      7.625
II      Chevy Chase 1st Lien O1/30 2%                           -               0.375   MTA_1YR              237,433.76      7.625
II      Chevy Chase 1st Lien O1/30 2%                           -               0.375   MTA_1YR              310,638.46      7.750
II      Chevy Chase 1st Lien O1/30 2%                      0.4445               0.375   MTA_1YR              820,290.06      8.748
II      Chevy Chase 1st Lien O1/30 2%                      0.0671               0.375   MTA_1YR            2,306,352.40      8.652
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR              268,418.17      8.000
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.1007               0.375   MTA_1YR            2,143,743.62      8.047
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.3634               0.375   MTA_1YR            1,784,570.60      8.148
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.0917               0.375   MTA_1YR            1,462,104.30      8.802
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.5400               0.375   MTA_1YR              398,285.82      9.000
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.5357               0.375   MTA_1YR            3,299,320.36      8.926
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.1500               0.375   MTA_1YR           11,969,542.04      8.689
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.1917               0.375   MTA_1YR            9,581,250.88      8.709
II      Chevy Chase 1st Lien O1/30 None                    0.0781               0.375   MTA_1YR            2,540,977.52      7.917
II      Chevy Chase 1st Lien O1/30 None                         -               0.375   MTA_1YR              758,293.29      7.911
II      Chevy Chase 1st Lien O1/40 2%                           -               0.375   MTA_1YR              125,365.50      7.750
II      Chevy Chase 1st Lien O1/40 2%                      0.4966               0.375   MTA_1YR              578,682.48      8.875
II      Chevy Chase 1st Lien O1/40 2%                           -               0.375   MTA_1YR              426,027.97      8.125
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR              851,292.22      7.886
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR            1,310,794.47      8.409
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR              387,658.33      8.625
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR              556,510.73      8.125
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.1767               0.375   MTA_1YR            1,135,219.47      9.033
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.3566               0.375   MTA_1YR            5,000,114.90      8.965
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.1971               0.375   MTA_1YR            6,629,684.68      8.747
II      Chevy Chase 1st Lien O1/40 None                         -               0.375   MTA_1YR              452,852.74      7.750
II      Chevy Chase 1st Lien O1/40 None                         -               0.375   MTA_1YR              251,782.89      8.000
II      Chevy Chase 1st Lien O1/40 None                         -               0.375   MTA_1YR              743,805.34      7.828
II      Chevy Chase 1st Lien O1/30 2%                      0.5400               0.375   MTA_1YR              369,806.18      8.250
II      Chevy Chase 1st Lien O1/30 2%                      0.5400               0.375   MTA_1YR              328,385.76      7.875
II      Chevy Chase 1st Lien O1/30 2%                           -               0.375   MTA_1YR              314,091.22      8.375
II      Chevy Chase 1st Lien O1/30 2%                      0.2338               0.375   MTA_1YR            3,106,851.05      8.525
II      Chevy Chase 1st Lien O1/30 2%                           -               0.375   MTA_1YR              400,445.76      8.500
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR              553,554.98      8.125
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR            2,454,078.56      8.209
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.3408               0.375   MTA_1YR            3,250,150.54      7.996
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.1159               0.375   MTA_1YR              814,376.31      7.799


        Remaining      Remaining   Original                                                                    Rate
        Amortization   Term to     Term to                         Negative                        Next Rate   Reset
        Term           Maturity    Maturity                        Amortization Cap   Gross        Reset       Frequency   Minimum
Group   (Months)*      (Months)    (Months)   Original Balance     (%)                Margin (%)   (Months)    (Months)    Rate (%)
-----   ------------   ---------   --------   ----------------     ----------------   ----------   ---------   ---------   --------
II               352         352        360       1,120,000.00                  110        2.700           1           1      2.700
II               350         350        360       1,919,000.00                  110        2.834           1           1      2.834
II               349         349        360       1,448,500.00                  110        2.592           1           1      2.592
II               348         348        360       1,301,250.00                  110        2.798           1           1      2.798
II               347         347        360         779,000.00                  110        2.611           1           1      2.611
II               346         346        360       1,536,000.00                  110        2.807           1           1      2.807
II               345         345        360       1,033,800.00                  110        2.571           1           1      2.571
II               352         352        360       4,693,000.00                  110        3.048           1           1      3.048
II               351         351        360      10,645,450.00                  110        3.109           1           1      3.109
II               350         350        360       3,993,755.00                  110        2.959           1           1      2.959
II               349         349        360      14,736,680.00                  110        2.837           1           1      2.837
II               348         348        360      18,094,900.00                  110        2.809           1           1      2.809
II               347         347        360       8,777,500.00                  110        2.752           1           1      2.752
II               346         346        360       9,711,800.00                  110        2.803           1           1      2.803
II               345         345        360      10,199,900.00                  110        2.850           1           1      2.850
II               470         470        480         417,000.00                  110        2.900           1           1      2.900
II               469         469        480         269,000.00                  110        2.750           1           1      2.750
II               467         467        480         550,000.00                  110        2.750           1           1      2.750
II               465         465        480         427,700.00                  110        2.400           1           1      2.400
II               472         472        480       2,684,450.00                  110        2.660           1           1      2.660
II               471         471        480       5,848,000.00                  110        2.814           1           1      2.814
II               470         470        480       5,153,000.00                  110        2.961           1           1      2.961
II               469         469        480       6,344,600.00                  110        2.755           1           1      2.755
II               468         468        480       9,854,263.00                  110        2.838           1           1      2.838
II               467         467        480      10,554,750.00                  110        2.787           1           1      2.787
II               466         466        480       3,617,800.00                  110        2.590           1           1      2.590
II               465         465        480       2,252,550.00                  110        2.720           1           1      2.720
II               360         360        360         668,987.00                  115        2.650           1           1      2.650
II               359         359        360         236,718.48                  115        2.650           1           1      2.650
II               358         358        360         307,734.02                  115        2.650           1           1      2.650
II               359         359        360         817,193.35                  115        3.725           1           1      3.725
II               358         358        360       2,279,959.15                  115        3.614           1           1      3.614
II               360         360        360         268,418.17                  115        2.950           1           1      2.950
II               359         359        360       2,136,641.55                  115        2.984           1           1      2.984
II               358         358        360       1,768,132.63                  115        3.152           1           1      3.152
II               359         359        360       1,456,333.23                  110        3.763           1           1      3.763
II               358         358        360         393,673.12                  110        4.000           1           1      4.000
II               360         360        360       3,299,320.36                  115        3.897           1           1      3.897
II               359         359        360      11,924,264.04                  115        3.672           1           1      3.672
II               358         358        360       9,482,890.68                  115        3.645           1           1      3.645
II               359         359        360       2,532,887.69                  115        2.897           1           1      2.897
II               358         358        360         752,095.77                  115        2.879           1           1      2.879
II               479         479        480         124,905.02                  115        2.750           1           1      2.750
II               479         479        480         576,152.19                  115        3.800           1           1      3.800
II               478         478        480         420,947.20                  115        3.100           1           1      3.100
II               479         479        480         848,069.67                  115        2.859           1           1      2.859
II               478         478        480       1,294,232.54                  115        3.341           1           1      3.341
II               479         479        480         385,954.04                  110        3.550           1           1      3.550
II               478         478        480         550,627.76                  110        3.050           1           1      3.050
II               480         480        480       1,135,219.47                  115        3.992           1           1      3.992
II               479         479        480       4,977,492.77                  115        3.944           1           1      3.944
II               478         478        480       6,548,456.41                  115        3.710           1           1      3.710
II               480         480        480         452,852.74                  115        2.750           1           1      2.750
II               479         479        480         250,870.12                  115        2.950           1           1      2.950
II               478         478        480         735,474.01                  115        2.812           1           1      2.812
II               357         357        360         366,300.00                  115        3.250           1           1      3.250
II               352         352        360         322,200.00                  115        2.850           1           1      2.850
II               359         359        360         312,950.00                  115        3.350           1           1      3.350
II               358         358        360       3,087,150.00                  115        3.515           1           1      3.515
II               357         357        360         396,000.00                  115        3.450           1           1      3.450
II               358         358        360         550,000.00                  110        3.100           1           1      3.100
II               359         359        360       2,445,500.00                  115        3.246           1           1      3.246
II               358         358        360       3,230,060.00                  115        2.996           1           1      2.996
II               357         357        360         806,800.00                  115        2.801           1           1      2.801


                                                         Prepay Penalty
Group   Maximum Rate (%)   Prefund Flag   Prefund Rate   Term              Prepay Description
-----   ----------------   ------------   ------------   --------------   -------------------
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   Y                    7.2500               12   2% of Prepay Amount
II                 11.90   Y                    7.2500               12   2% of Prepay Amount
II                 11.90   Y                    7.3750               12   2% of Prepay Amount
II                 11.90   Y                    7.9285               36   2% of Prepay Amount
II                 11.90   Y                    8.2099               36   2% of Prepay Amount
II                 11.90   Y                    7.6250               12              6 mos 80
II                 11.90   Y                    7.5713               12              6 mos 80
II                 11.90   Y                    7.4096               12              6 mos 80
II                 11.90   Y                    8.3353               36              6 mos 80
II                 11.90   Y                    8.0850               36              6 mos 80
II                 11.90   Y                    8.0153               36              6 mos 80
II                 11.90   Y                    8.1640               36              6 mos 80
II                 11.90   Y                    8.1423               36              6 mos 80
II                 11.90   Y                    7.4639                -                     -
II                 11.90   Y                    7.5360                -                     -
II                 11.90   Y                    7.3750               12   2% of Prepay Amount
II                 11.90   Y                    8.0034               36   2% of Prepay Amount
II                 11.90   Y                    7.7500               36   2% of Prepay Amount
II                 11.90   Y                    7.5110               12              6 mos 80
II                 11.90   Y                    8.0340               12              6 mos 80
II                 11.90   Y                    8.2500               36              6 mos 80
II                 11.90   Y                    7.7500               36              6 mos 80
II                 11.90   Y                    8.4813               36              6 mos 80
II                 11.90   Y                    8.2334               36              6 mos 80
II                 11.90   Y                    8.1749               36              6 mos 80
II                 11.90   Y                    7.3750                -                     -
II                 11.90   Y                    7.6250                -                     -
II                 11.90   Y                    7.4530                -                     -
II                 11.90   N                         -               12   2% of Prepay Amount
II                 11.90   N                         -               12   2% of Prepay Amount
II                 11.90   N                         -               36   2% of Prepay Amount
II                 11.90   N                         -               36   2% of Prepay Amount
II                 11.90   N                         -               36   2% of Prepay Amount
II                 11.90   N                         -               12              6 mos 80
II                 11.90   N                         -               12              6 mos 80
II                 11.90   N                         -               12              6 mos 80
II                 11.90   N                         -               12              6 mos 80

                                                                                                                          Cut-off
                                                                                                                          Date
                                               Lender Paid                                                                Gross
                                               Mortgage Insurance                       Index     Cut-off Date            Interest
Group   Type                                   Fee (%)              Servicing Fee (%)   Name      Principal Balance ($)   Rate (%)
-----   ------------------------------------   ------------------   -----------------   -------   ---------------------   --------
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR              430,134.26      7.625
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.1514               0.375   MTA_1YR              517,735.19      8.476
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.5400               0.375   MTA_1YR              402,841.46      8.875
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR              266,293.70      8.750
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR              153,584.10      8.875
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.3414               0.375   MTA_1YR            1,210,631.41      8.800
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.1182               0.375   MTA_1YR           13,761,139.94      8.547
II      Chevy Chase 1st Lien O1/30 6 mos 80%               0.2730               0.375   MTA_1YR            2,320,137.72      8.609
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR              756,499.08      8.541
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR              171,731.15      8.375
II      Chevy Chase 1st Lien O1/30 6 mos 80%                    -               0.375   MTA_1YR              339,582.48      7.625
II      Chevy Chase 1st Lien O1/30 6 mos 80%                0.700               0.375   MTA_1YR              348,266.37      8.875
II      Chevy Chase 1st Lien O1/30 None                    0.2095               0.375   MTA_1YR            2,185,129.34      7.902
II      Chevy Chase 1st Lien O1/30 None                         -               0.375   MTA_1YR              422,130.27      7.875
II      Chevy Chase 1st Lien O1/40 2%                      0.5400               0.375   MTA_1YR              411,651.77      8.500
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR            1,416,971.70      8.125
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.2146               0.375   MTA_1YR            3,134,412.95      8.111
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.2853               0.375   MTA_1YR            1,182,463.03      8.069
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR              291,431.58      8.250
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.0952               0.375   MTA_1YR            1,210,589.60      8.614
II      Chevy Chase 1st Lien O1/40 6 mos 80%               0.0416               0.375   MTA_1YR           10,266,697.66      8.610
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR            1,975,251.66      8.483
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR              374,789.88      8.375
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR              204,351.70      8.375
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR            2,048,813.68      8.625
II      Chevy Chase 1st Lien O1/40 6 mos 80%                    -               0.375   MTA_1YR              452,654.45      8.375
II      Chevy Chase 1st Lien O1/40 None                         -               0.375   MTA_1YR              368,505.91      8.250
II      Chevy Chase 1st Lien O1/40 None                         -               0.375   MTA_1YR            1,106,015.38      8.090
II      Chevy Chase 1st Lien O1/40 None                         -               0.375   MTA_1YR              550,341.52      8.000

        Remaining      Remaining   Original                                                                    Rate
        Amortization   Term to     Term to                         Negative                        Next Rate   Reset
        Term           Maturity    Maturity                        Amortization Cap   Gross        Reset       Frequency   Minimum
Group   (Months)*      (Months)    (Months)   Original Balance     (%)                Margin (%)   (Months)    (Months)    Rate (%)
-----   ------------   ---------   --------   ----------------     ----------------   ----------   ---------   ---------   --------
II               353         353        360         424,000.00                  115        2.550           1           1      2.550
II               358         358        360         514,000.00                  110        2.700           1           1      2.700
II               357         357        360         400,000.00                  110        3.472           1           1      3.472
II               356         356        360         262,500.00                  110        3.900           1           1      3.900
II               354         354        360         150,000.00                  110        3.750           1           1      3.750
II               359         359        360       1,206,000.00                  110        3.900           1           1      3.900
II               358         358        360      13,680,518.00                  115        3.781           1           1      3.781
II               357         357        360       2,296,800.00                  115        3.520           1           1      3.520
II               356         356        360         746,000.00                  115        3.601           1           1      3.601
II               354         354        360         168,750.00                  115        3.540           1           1      3.540
II               353         353        360         332,800.00                  115        3.400           1           1      3.400
II               351         351        360         337,000.00                  115        2.550           1           1      2.550
II               358         358        360       2,172,750.00                  115        3.900           1           1      3.900
II               354         354        360         414,750.00                  115        2.865           1           1      2.865
II               479         479        480         410,000.00                  115        2.850           1           1      2.850
II               473         473        480       1,380,000.00                  115        3.450           1           1      3.450
II               478         478        480       3,110,750.00                  110        3.100           1           1      3.100
II               477         477        480       1,172,000.00                  115        3.074           1           1      3.074
II               474         474        480         288,000.00                  115        3.053           1           1      3.053
II               479         479        480       1,205,350.00                  115        3.200           1           1      3.200
II               478         478        480      10,179,650.00                  115        3.582           1           1      3.582
II               477         477        480       1,951,123.00                  115        3.575           1           1      3.575
II               475         475        480         367,000.00                  115        3.486           1           1      3.486
II               474         474        480         200,000.00                  115        3.400           1           1      3.400
II               473         473        480       1,988,000.00                  115        3.300           1           1      3.300
II               472         472        480         440,000.00                  115        3.560           1           1      3.560
II               479         479        480         367,000.00                  115        3.300           1           1      3.300
II               478         478        480       1,100,000.00                  115        3.250           1           1      3.250
II               477         477        480         544,000.00                  115        3.077           1           1      3.077
                                                                                115        2.950           1           1      2.950



                                                         Prepay Penalty
Group   Maximum Rate (%)   Prefund Flag   Prefund Rate   Term              Prepay Description
-----   ----------------   ------------   ------------   --------------   -------------------
II                 11.90   N                         -                -                     -
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -               12   2% of Prepay Amount
II                 11.90   N                         -               12              6 mos 80
II                 11.90   N                         -               12              6 mos 80
II                 11.90   N                         -               12              6 mos 80
II                 11.90   N                         -               12              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -               36              6 mos 80
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -
II                 11.90   N                         -                -                     -

      While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the prepayment assumption, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual mortgage loans that will be delivered to the custodian and characteristics of the mortgage loans assumed in preparing the tables in this free writing prospectus.

General

      Each Interest Accrual Period for the Offered Certificates will consist of the actual number of days elapsed from the distribution date preceding the month of the applicable distribution date (or, in the case of the first Interest Accrual Period, from the closing date) through the day before the applicable distribution date.

Defaults

      The yield to maturity of the Offered Certificates, and particularly the Class II-M certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Holders of the Offered Certificates may not receive reimbursement for Applied Realized Loss Amounts in the months following the occurrence of those losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally applicable to prime mortgage loans with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of prime mortgage loans.

Prepayment Considerations and Risks

      The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the optional clean-up call, as described in this free writing prospectus). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans that did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this free writing prospectus.

      Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the issuing entity in connection with the termination of the issuing entity, in each case as described in this free writing prospectus) will result in distributions on the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which that Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that Offered Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

      The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties and servicing decisions. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

      The mortgage loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, borrowers may be inclined to refinance their mortgage loans with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Rate Cap and maximum rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the mortgage loans may differ from that on the fixed rate mortgage loans because the amount of the monthly payments on the mortgage loans are subject to adjustment on each Adjustment Date. In addition, the mortgage loans will not have their initial Adjustment Date until five or seven years after their origination. The mortgage loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the mortgage loans (as the case may be) as borrowers seek to avoid changes in their monthly payments.

      The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      When a borrower prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the borrower pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. In addition, if any principal is recovered in advance of its due date without payment of interest on such amount, absent sufficient Compensating Interest (to the extent available as described in this free writing prospectus to cover Prepayment Interest Shortfalls resulting from such principal prepayments or other recoveries of principal), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a borrower prepays a mortgage loan in part together with the scheduled payment for a month on or after the related due date, or when a recovery of principal is received other than on a due date, or when any other recovery of principal is received other than on a due date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that due date, but the principal is not distributed to certificateholders until the distribution date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

      No assurance can be given as to the rate or timing of principal payments, prepayments or other recoveries of principal on the mortgage loans.

      To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a voluntary prepayment, the remaining deficiency will be allocated to the Offered Certificates, pro rata, according to the amount of interest to which each class of Offered Certificates would otherwise be entitled in reduction of that amount.

      The negative amortization feature of the mortgage loans may affect the yields on the Certificates. Amounts received in respect of principal collections on the mortgage loans will be used to cover interest shortfalls resulting from negative amortization. To the extent that the aggregate amount of negative amortization with respect to all mortgage loans for a given month exceeds the Principal Remittance Amount for the related Distribution Date, such excess amount, referred to in this free writing prospectus as Net Deferred Interest, will be deducted from the interest payable to the certificates and added to the Class Certificate Balances of the certificates thereby causing a delay in the payment of accrued interest.

      Negative amortization may increase the risk of default. The outstanding principal balance of a mortgage loan that is subject to negative amortization increases by the amount of interest that is deferred as described in this free writing prospectus. During periods in which the outstanding principal balance of a negative amortization mortgage loan is increasing due to the addition of deferred interest thereto, the increasing principal balance of the negative amortization mortgage loan may approach or exceed the value of the related mortgaged property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such negative amortization mortgage loan that is required to be liquidated. Furthermore, each negative amortization mortgage loan provides for the payment of any remaining unamortized principal balance of the negative amortization mortgage loan (due to the addition of deferred interest, if any, to the principal balance of the negative amortization mortgage loan) in a single payment at the maturity of the negative amortization mortgage loan. Because the mortgagors may be so required to make a larger single payment upon maturity, it is possible that the default risk associated with the negative amortization mortgage loans is greater than that associated with fully amortizing mortgage loans. Further, the use of the Principal Remittance Amount to offset Deferred Interest may affect the weighted average lives and yields on the Offered Certificates.

      The Pass-Through Rate for each class of Offered Certificates will be adjusted by reference to One-Month LIBOR, subject to the effects of the applicable limitations described in this free writing prospectus.

      The Pass-Through Rate for each class of Offered Certificates may be calculated by reference to the net interest rates of the mortgage loans, which are based on the One-Year MTA Index. If the mortgage loans bearing higher interest rates, either through higher margins or an increase in the One-Year MTA Index (and consequently, higher net interest rates), were to prepay, the weighted average net interest rate would be lower than otherwise would be the case. Changes in One-Month LIBOR may not correlate with changes in the One-Year MTA Index. It is possible that a decrease in the One-Year MTA Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the sum of One-Month LIBOR plus the applicable pass-through margin for a class or classes of Offered Certificates were to be higher than the Group II Loan Cap, the Pass-Through Rate on the related Offered Certificates would be lower than otherwise would be the case. Although holders of the Offered Certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available for that purpose in the Excess Reserve Fund Account, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the Offered Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

      The operation of the overcollateralization provisions of the trust agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of those certificates. If at any time the Subordinated Amount is less than the Specified Subordinated Amount, Total Monthly Excess Spread will be applied as distributions of principal of the class or classes of certificates then entitled to distributions of principal, thus reducing the weighted average lives of those certificates. The actual Subordinated Amount may change from distribution date to distribution date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Subordinated Amount will never be less than the Specified Subordinated Amount.

      Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the Offered Certificates and expenses at the Expense Fee Rate. Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the Offered Certificates.

      As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Offered Certificates may vary significantly over time and from class to class.

Subordinated Certificates and Allocation of Realized Losses to the Offered Certificates

      Each class of Class II-A and Class II-M certificates provides credit enhancement for certain other classes of Offered Certificates that have a higher payment priority, and each class of Class II-A and Class II-M certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class II-M certificates will be progressively more sensitive in numerical order to the rate and timing of borrower defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by a holder of a related Class II-A or Class II-M certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized Losses on the mortgage loans will reduce the Class Certificate Balance of the class of the related Class II-A and Class II-M certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a distribution date exceeds the Current Maximum Amount. As a result of such a reduction of the Class Certificate Balance of a class of certificates, less interest will accrue on those classes than would otherwise be the case.

      The Principal Distribution Amount to be made to the holders of the Offered Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the total aggregate Stated Principal Balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the Offered Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization and excess interest, the class of Class II-A and Class II-M certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Class II-M certificates will generally not be entitled to any principal distributions prior to the Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss experience on the mortgage loans, a holder of a Class II-M certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of Realized Losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the Class II-A certificates, depending on the timing of Realized Losses, the Class II-M certificates may bear a disproportionate percentage of the Realized Losses on the mortgage loans.

   For all purposes, the Class II-M-7 certificates will have the lowest payment priority of any class of subordinated certificates.

Weighted Average Lives of the Offered Certificates

      The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each distribution date by the number of years from the date of issuance to that distribution date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

      For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield Considerations" in the prospectus.

      In general, the weighted average lives of the Offered Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the Offered Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus.

      The interaction of the foregoing factors may have different effects on various classes of Offered Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of Offered Certificates. Further, to the extent the prices of the Offered Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of Offered Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant percentages of the prepayment assumption, see "--Decrement Tables" below.

Decrement Tables

      The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates that would be outstanding after each of the distribution dates shown at various constant percentages of the prepayment assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the structuring assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the prepayment assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable prepayment assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the structuring assumptions.

                              Prepayment Scenarios

SCENARIO I   SCENARIO II   SCENARIO III   SCENARIO IV   SCENARIO V
----------   -----------   ------------   -----------   ----------
        50%           75%           100%          125%         150%

                Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class  II-A-1                      Class  II-M-1
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                       I     II    III     IV      V      I     II    III     IV      V
---------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial .........................    100    100    100    100    100    100    100    100    100    100
June 2008 .......................     90     83     76     69     61    100    100    100    100    100
June 2009 .......................     81     68     56     45     35    100    100    100    100    100
June 2010 .......................     70     54     40     28     18    100    100    100    100    100
June 2011 .......................     59     41     28     20     14    100    100     86     61     42
June 2012 .......................     50     31     21     13      8    100     96     64     42     26
June 2013 .......................     41     25     15      9      5    100     77     48     28     16
June 2014 .......................     36     22     12      7      3     83     49     28     15      8
June 2015 .......................     31     17      9      5      2     72     40     21     10      1
June 2016 .......................     27     14      7      3      1     62     32     15      7      0
June 2017 .......................     23     11      5      2      *     53     25     11      1      0
June 2018 .......................     20      9      4      1      *     46     20      8      0      0
June 2019 .......................     17      7      3      1      0     39     16      5      0      0
June 2020 .......................     15      6      2      *      0     34     13      *      0      0
June 2021 .......................     13      4      1      0      0     29     10      0      0      0
June 2022 .......................     11      4      1      0      0     25      8      0      0      0
June 2023 .......................      9      3      *      0      0     21      6      0      0      0
June 2024 .......................      8      2      *      0      0     18      2      0      0      0
June 2025 .......................      7      2      0      0      0     15      0      0      0      0
June 2026 .......................      5      1      0      0      0     13      0      0      0      0
June 2027 .......................      5      1      0      0      0     10      0      0      0      0
June 2028 .......................      4      *      0      0      0      9      0      0      0      0
June 2029 .......................      3      *      0      0      0      7      0      0      0      0
June 2030 .......................      3      *      0      0      0      4      0      0      0      0
June 2031 .......................      2      0      0      0      0      1      0      0      0      0
June 2032 .......................      2      0      0      0      0      0      0      0      0      0
June 2033 .......................      1      0      0      0      0      0      0      0      0      0
June 2034 .......................      1      0      0      0      0      0      0      0      0      0
June 2035 .......................      *      0      0      0      0      0      0      0      0      0
June 2036 .......................      *      0      0      0      0      0      0      0      0      0
June 2037 .......................      0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2) ......................   6.85   4.56   3.31   2.54   2.00   11.89  8.44    6.4    5.1   4.39
Weighted Average Life to Call
(years)(2)(3) ...................   6.44   4.22   3.05   2.33   1.84   11.08   7.8   5.92   4.71   4.04

--------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the optional clean-up call on the earliest possible date.

*     Indicates a number that is less than 0.5% but greater than 0%.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class  II-M-2                      Class  II-M-3
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                       I     II    III     IV      V      I     II    III     IV      V
---------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial .........................    100    100    100    100    100    100    100    100    100    100
June 2008 .......................    100    100    100    100    100    100    100    100    100    100
June 2009 .......................    100    100    100    100    100    100    100    100    100    100
June 2010 .......................    100    100    100    100    100    100    100    100    100    100
June 2011 .......................    100    100     86     61     42    100    100     86     61     42
June 2012 .......................    100     96     64     42     26    100     96     64     42     26
June 2013 .......................    100     77     48     28     16    100     77     48     28     16
June 2014 .......................     83     49     28     15      5     83     49     28     15      0
June 2015 .......................     72     40     21     10      0     72     40     21     10      0
June 2016 .......................     62     32     15      2      0     62     32     15      0      0
June 2017 .......................     53     25     11      0      0     53     25     11      0      0
June 2018 .......................     46     20      7      0      0     46     20      0      0      0
June 2019 .......................     39     16      0      0      0     39     16      0      0      0
June 2020 .......................     34     13      0      0      0     34     13      0      0      0
June 2021 .......................     29     10      0      0      0     29     10      0      0      0
June 2022 .......................     25      6      0      0      0     25      0      0      0      0
June 2023 .......................     21      0      0      0      0     21      0      0      0      0
June 2024 .......................     18      0      0      0      0     18      0      0      0      0
June 2025 .......................     15      0      0      0      0     15      0      0      0      0
June 2026 .......................     13      0      0      0      0     13      0      0      0      0
June 2027 .......................     10      0      0      0      0     10      0      0      0      0
June 2028 .......................      8      0      0      0      0      0      0      0      0      0
June 2029 .......................      2      0      0      0      0      0      0      0      0      0
June 2030 .......................      0      0      0      0      0      0      0      0      0      0
June 2031 .......................      0      0      0      0      0      0      0      0      0      0
June 2032 .......................      0      0      0      0      0      0      0      0      0      0
June 2033 .......................      0      0      0      0      0      0      0      0      0      0
June 2034 .......................      0      0      0      0      0      0      0      0      0      0
June 2035 .......................      0      0      0      0      0      0      0      0      0      0
June 2036 .......................      0      0      0      0      0      0      0      0      0      0
June 2037 .......................      0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2) ......................   11.77  8.33   6.32   5.03   4.29   11.68  8.24   6.26   4.97   4.23
Weighted Average Life to Call
(years)(2)(3) ...................   11.08  7.79   5.91    4.7   3.99   11.08  7.78   5.91    4.7   3.96

--------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class  II-M-4                      Class  II-M-5
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                       I     II    III     IV      V      I     II    III     IV      V
---------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial .........................    100    100    100    100    100    100    100    100    100    100
June 2008 .......................    100    100    100    100    100    100    100    100    100    100
June 2009 .......................    100    100    100    100    100    100    100    100    100    100
June 2010 .......................    100    100    100    100    100    100    100    100    100    100
June 2011 .......................    100    100     86     61     42    100    100     86     61     42
June 2012 .......................    100     96     64     42     26    100     96     64     42     26
June 2013 .......................    100     77     48     28     16    100     77     48     28     16
June 2014 .......................     83     49     28     15      0     83     49     28     15      0
June 2015 .......................     72     40     21      2      0     72     40     21      0      0
June 2016 .......................     62     32     15      0      0     62     32     15      0      0
June 2017 .......................     53     25      9      0      0     53     25      0      0      0
June 2018 .......................     46     20      0      0      0     46     20      0      0      0
June 2019 .......................     39     16      0      0      0     39     16      0      0      0
June 2020 .......................     34     13      0      0      0     34      7      0      0      0
June 2021 .......................     29      1      0      0      0     29      0      0      0      0
June 2022 .......................     25      0      0      0      0     25      0      0      0      0
June 2023 .......................     21      0      0      0      0     21      0      0      0      0
June 2024 .......................     18      0      0      0      0     18      0      0      0      0
June 2025 .......................     15      0      0      0      0     15      0      0      0      0
June 2026 .......................     13      0      0      0      0      5      0      0      0      0
June 2027 .......................      3      0      0      0      0      0      0      0      0      0
June 2028 .......................      0      0      0      0      0      0      0      0      0      0
June 2029 .......................      0      0      0      0      0      0      0      0      0      0
June 2030 .......................      0      0      0      0      0      0      0      0      0      0
June 2031 .......................      0      0      0      0      0      0      0      0      0      0
June 2032 .......................      0      0      0      0      0      0      0      0      0      0
June 2033 .......................      0      0      0      0      0      0      0      0      0      0
June 2034 .......................      0      0      0      0      0      0      0      0      0      0
June 2035 .......................      0      0      0      0      0      0      0      0      0      0
June 2036 .......................      0      0      0      0      0      0      0      0      0      0
June 2037 .......................      0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2) ......................   11.6   8.18   6.21   4.94   4.19   11.5    8.1   6.15   4.89   4.16
Weighted Average Life to Call
(years)(2)(3) ...................   11.08  7.78   5.91    4.7   3.95   11.08  7.78    5.9    4.7   3.95

--------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                              Class  II-M-6                      Class  II-M-7
DISTRIBUTION DATE                          PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                                    --------------------------------   --------------------------------
                                       I     II    III     IV      V      I     II    III     IV      V
---------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial .........................    100    100    100    100    100    100    100    100    100    100
June 2008 .......................    100    100    100    100    100    100    100    100    100    100
June 2009 .......................    100    100    100    100    100    100    100    100    100    100
June 2010 .......................    100    100    100    100    100    100    100    100    100    100
June 2011 .......................    100    100     86     61     42    100    100     86     61     42
June 2012 .......................    100     96     64     42     26    100     96     64     42     22
June 2013 .......................    100     77     48     28      8    100     77     48     28      0
June 2014 .......................     83     49     28      6      0     83     49     28      0      0
June 2015 .......................     72     40     21      0      0     72     40      6      0      0
June 2016 .......................     62     32      6      0      0     62     32      0      0      0
June 2017 .......................     53     25      0      0      0     53     20      0      0      0
June 2018 .......................     46     20      0      0      0     46      4      0      0      0
June 2019 .......................     39      9      0      0      0     39      0      0      0      0
June 2020 .......................     34      0      0      0      0     34      0      0      0      0
June 2021 .......................     29      0      0      0      0     29      0      0      0      0
June 2022 .......................     25      0      0      0      0     18      0      0      0      0
June 2023 .......................     21      0      0      0      0      6      0      0      0      0
June 2024 .......................     14      0      0      0      0      0      0      0      0      0
June 2025 .......................      4      0      0      0      0      0      0      0      0      0
June 2026 .......................      0      0      0      0      0      0      0      0      0      0
June 2027 .......................      0      0      0      0      0      0      0      0      0      0
June 2028 .......................      0      0      0      0      0      0      0      0      0      0
June 2029 .......................      0      0      0      0      0      0      0      0      0      0
June 2030 .......................      0      0      0      0      0      0      0      0      0      0
June 2031 .......................      0      0      0      0      0      0      0      0      0      0
June 2032 .......................      0      0      0      0      0      0      0      0      0      0
June 2033 .......................      0      0      0      0      0      0      0      0      0      0
June 2034 .......................      0      0      0      0      0      0      0      0      0      0
June 2035 .......................      0      0      0      0      0      0      0      0      0      0
June 2036 .......................      0      0      0      0      0      0      0      0      0      0
June 2037 .......................      0      0      0      0      0      0      0      0      0      0
Weighted Average Life to Maturity
(years)(2) ......................   11.3   7.94   6.03    4.8   4.13   10.9   7.64   5.82   4.67   3.98
Weighted Average Life to Call
(years)(2)(3) ...................   11.08  7.76    5.9    4.7   3.94   10.9   7.64   5.81   4.66   3.92

--------------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the optional clean-up call on the earliest possible date.

Hypothetical Available Funds Table

      Assuming that prepayments on the mortgage loans occur at 100% of the prepayment assumption (i.e., Scenario III), that no losses are experienced with respect to the mortgage loans, that One-Month LIBOR and each Loan Index remain constant at 20% and that the optional clean up call is not exercised, the following table indicates the Available Funds that would result for indicated distribution dates under an assumed hypothetical scenario. It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the prepayment assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                  Schedule of Available Funds (Cash Cap) (1)(2)

                    Class II-A-1   Class II-M-1   Class II-M-2   Class II-M-3   Class II-M-4
                    Cap (%)        Cap (%)        Cap (%)        Cap (%)        Cap (%)
Distribution Date   Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
-----------------   ------------   ------------   ------------   ------------   ------------
July 2007                   9.28           8.84           8.84           8.84           8.84
August 2007                11.05          10.32          10.32          10.32          10.32
September 2007             11.87          11.04          11.04          11.04          11.04
October 2007               12.27          11.41          11.41          11.41          11.41
November 2007              11.88          11.04          11.04          11.04          11.04
December 2007              12.27          11.41          11.41          11.41          11.41
January 2008               11.88          11.04          11.04          11.04          11.04
February 2008              11.88          11.04          11.04          11.04          11.04
March 2008                 12.71          11.81          11.81          11.81          11.81
April 2008                 11.88          11.04          11.04          11.04          11.04
May 2008                   12.25          11.41          11.41          11.41          11.41
June 2008                  11.83          11.04          11.04          11.04          11.04
July 2008                  12.21          11.41          11.41          11.41          11.41
August 2008                11.82          11.04          11.04          11.04          11.04
September 2008             11.83          11.04          11.04          11.04          11.04
October 2008               12.24          11.41          11.41          11.41          11.41
November 2008              11.85          11.04          11.04          11.04          11.04
December 2008              12.26          11.41          11.41          11.41          11.41
January 2009               11.88          11.04          11.04          11.04          11.04
February 2009              11.89          11.04          11.04          11.04          11.04
March 2009                 13.18          12.23          12.23          12.23          12.23
April 2009                 11.91          11.04          11.04          11.04          11.04
May 2009                   12.32          11.41          11.41          11.41          11.41
June 2009                  11.94          11.04          11.04          11.04          11.04
July 2009                  12.35          11.41          11.41          11.41          11.41
August 2009                11.97          11.04          11.04          11.04          11.04
September 2009             11.98          11.04          11.04          11.04          11.04
October 2009               12.40          11.41          11.41          11.41          11.41
November 2009              12.01          11.04          11.04          11.04          11.04
December 2009              12.41          11.41          11.41          11.41          11.41
January 2010               12.03          11.04          11.04          11.04          11.04
February 2010              12.04          11.04          11.04          11.04          11.04
March 2010                 13.34          12.23          12.23          12.23          12.23
April 2010                 12.04          11.04          11.04          11.04          11.04
May 2010                   12.28          11.41          11.41          11.41          11.41
June 2010                  11.76          11.04          11.04          11.04          11.04
July 2010                  12.03          11.41          11.41          11.41          11.41
August 2010                11.63          11.04          11.04          11.04          11.04
September 2010             11.65          11.04          11.04          11.04          11.04
October 2010               12.06          11.41          11.41          11.41          11.41
November 2010              11.69          11.04          11.04          11.04          11.04
December 2010              12.10          11.41          11.41          11.41          11.41
January 2011               13.37          11.04          11.04          11.04          11.04
February 2011              13.48          11.04          11.04          11.04          11.04
March 2011                 14.93          12.23          12.23          12.23          12.23
April 2011                 13.48          11.04          11.04          11.04          11.04
                    Class II-M-5   Class II-M-6   Class II-M-7
                    Cap (%)        Cap (%)        Cap (%)
Distribution Date   Actual/360     Actual/360     Actual/360
-----------------   ------------   ------------   ------------
July 2007                   8.84           8.84           8.84
August 2007                10.32          10.32          10.32
September 2007             11.04          11.04          11.04
October 2007               11.41          11.41          11.41
November 2007              11.04          11.04          11.04
December 2007              11.41          11.41          11.41
January 2008               11.04          11.04          11.04
February 2008              11.04          11.04          11.04
March 2008                 11.81          11.81          11.81
April 2008                 11.04          11.04          11.04
May 2008                   11.41          11.41          11.41
June 2008                  11.04          11.04          11.04
July 2008                  11.41          11.41          11.41
August 2008                11.04          11.04          11.04
September 2008             11.04          11.04          11.04
October 2008               11.41          11.41          11.41
November 2008              11.04          11.04          11.04
December 2008              11.41          11.41          11.41
January 2009               11.04          11.04          11.04
February 2009              11.04          11.04          11.04
March 2009                 12.23          12.23          12.23
April 2009                 11.04          11.04          11.04
May 2009                   11.41          11.41          11.41
June 2009                  11.04          11.04          11.04
July 2009                  11.41          11.41          11.41
August 2009                11.04          11.04          11.04
September 2009             11.04          11.04          11.04
October 2009               11.41          11.41          11.41
November 2009              11.04          11.04          11.04
December 2009              11.41          11.41          11.41
January 2010               11.04          11.04          11.04
February 2010              11.04          11.04          11.04
March 2010                 12.23          12.23          12.23
April 2010                 11.04          11.04          11.04
May 2010                   11.41          11.41          11.41
June 2010                  11.04          11.04          11.04
July 2010                  11.41          11.41          11.41
August 2010                11.04          11.04          11.04
September 2010             11.04          11.04          11.04
October 2010               11.41          11.41          11.41
November 2010              11.04          11.04          11.04
December 2010              11.41          11.41          11.41
January 2011               11.04          11.04          11.04
February 2011              11.04          11.04          11.04
March 2011                 12.23          12.23          12.23
April 2011                 11.04          11.04          11.04

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any Distributable Prepayment Premiums.

(2) Assumes 100% of the related prepayment assumption, no losses, One-Month LIBOR of 20% and each Loan Index of 20%. Assumes the optional clean-up call is not exercised.

                    Class II-A-1   Class II-M-1   Class II-M-2   Class II-M-3   Class II-M-4
                    Cap (%)        Cap (%)        Cap (%)        Cap (%)        Cap (%)
Distribution Date   Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
-----------------   ------------   ------------   ------------   ------------   ------------
May 2011                   13.93          11.41          11.41          11.41          11.41
June 2011                  13.48          11.04          11.04          11.04          11.04
July 2011                  13.93          11.41          11.41          11.41          11.41
August 2011                13.48          11.04          11.04          11.04          11.04
September 2011             13.48          11.04          11.04          11.04          11.04
October 2011               13.93          11.41          11.41          11.41          11.41
November 2011              13.48          11.04          11.04          11.04          11.04
December 2011              13.93          11.41          11.41          11.41          11.41
January 2012               13.48          11.04          11.04          11.04          11.04
February 2012              13.49          11.04          11.04          11.04          11.04
March 2012                 14.42          11.80          11.80          11.80          11.80
April 2012                 13.49          11.04          11.04          11.04          11.04
May 2012                   13.94          11.41          11.41          11.41          11.41
June 2012                  13.49          11.04          11.04          11.04          11.04
July 2012                  13.94          11.41          11.41          11.41          11.41
August 2012                13.49          11.04          11.04          11.04          11.04
September 2012             13.49          11.04          11.04          11.04          11.04
October 2012               13.94          11.41          11.41          11.41          11.41
November 2012              13.49          11.04          11.04          11.04          11.04
December 2012              13.94          11.41          11.41          11.41          11.41
January 2013               13.49          11.04          11.04          11.04          11.04
February 2013              13.49          11.04          11.04          11.04          11.04
March 2013                 14.93          12.23          12.23          12.23          12.23
April 2013                 13.49          11.04          11.04          11.04          11.04
May 2013                   13.94          11.41          11.41          11.41          11.41
June 2013                  13.49          11.04          11.04          11.04          11.04
July 2013                  28.60          11.41          11.41          11.41          11.41
August 2013                12.95          11.04          11.04          11.04          11.04
September 2013             12.91          11.04          11.04          11.04          11.04
October 2013               13.29          11.41          11.41          11.41          11.41
November 2013              12.86          11.04          11.04          11.04          11.04
December 2013              13.29          11.41          11.41          11.41          11.41
January 2014               12.86          11.04          11.04          11.04          11.04
February 2014              12.86          11.04          11.04          11.04          11.04
March 2014                 14.24          12.23          12.23          12.23          12.23
April 2014                 12.86          11.04          11.04          11.04          11.04
May 2014                   13.29          11.41          11.41          11.41          11.41
June 2014                  12.86          11.04          11.04          11.04          11.04
July 2014                  13.29          11.41          11.41          11.41          11.41
August 2014                12.04          11.04          11.04          11.04          11.04
September 2014             11.56          11.04          11.04          11.04          11.04
October 2014               11.96          11.41          11.41          11.41          11.41
November 2014              11.59          11.04          11.04          11.04          11.04
December 2014              11.99          11.41          11.41          11.41          11.41
January 2015               11.62          11.04          11.04          11.04          11.04
February 2015              11.63          11.04          11.04          11.04          11.04
March 2015                 12.89          12.23          12.23          12.23          12.23
April 2015                 11.66          11.04          11.04          11.04          11.04
May 2015                   12.07          11.41          11.41          11.41          11.41
June 2015                  11.69          11.04          11.04          11.04          11.04
July 2015                  12.10          11.41          11.41          11.41          11.41
August 2015                11.72          11.04          11.04          11.04          11.04
September 2015             11.74          11.04          11.04          11.04          11.04
October 2015               12.15          11.41          11.41          11.41          11.41
November 2015              11.78          11.04          11.04          11.04          11.04
December 2015              12.19          11.41          11.41          11.41          11.41
January 2016               11.81          11.04          11.04          11.04          11.04
February 2016              11.83          11.04          11.04          11.04          11.04
March 2016                 12.67          11.80          11.80          11.80          11.80
April 2016                 11.87          11.04          11.04          11.04          11.04
May 2016                   12.29          11.41          11.41          11.41          11.41
June 2016                  11.92          11.04          11.04          11.04          11.04
July 2016                  12.34          11.41          11.41          11.41          11.41
August 2016                11.96          11.04          11.04          11.04          11.04
September 2016             11.98          11.04          11.04          11.04          11.04
October 2016               12.41          11.41          11.41          11.41          11.41
November 2016              12.03          11.04          11.04          11.04          11.04
December 2016              12.46          11.41          11.41          11.41          11.41

                    Class II-M-5   Class II-M-6   Class II-M-7
                    Cap (%)        Cap (%)        Cap (%)
Distribution Date   Actual/360     Actual/360     Actual/360
-----------------   ------------   ------------   ------------
May 2011                   11.41          11.41          11.41
June 2011                  11.04          11.04          11.04
July 2011                  11.41          11.41          11.41
August 2011                11.04          11.04          11.04
September 2011             11.04          11.04          11.04
October 2011               11.41          11.41          11.41
November 2011              11.04          11.04          11.04
December 2011              11.41          11.41          11.41
January 2012               11.04          11.04          11.04
February 2012              11.04          11.04          11.04
March 2012                 11.80          11.80          11.80
April 2012                 11.04          11.04          11.04
May 2012                   11.41          11.41          11.41
June 2012                  11.04          11.04          11.04
July 2012                  11.41          11.41          11.41
August 2012                11.04          11.04          11.04
September 2012             11.04          11.04          11.04
October 2012               11.41          11.41          11.41
November 2012              11.04          11.04          11.04
December 2012              11.41          11.41          11.41
January 2013               11.04          11.04          11.04
February 2013              11.04          11.04          11.04
March 2013                 12.23          12.23          12.23
April 2013                 11.04          11.04          11.04
May 2013                   11.41          11.41          11.41
June 2013                  11.04          11.04          11.04
July 2013                  11.41          11.41          11.41
August 2013                11.04          11.04          11.04
September 2013             11.04          11.04          11.04
October 2013               11.41          11.41          11.41
November 2013              11.04          11.04          11.04
December 2013              11.41          11.41          11.41
January 2014               11.04          11.04          11.04
February 2014              11.04          11.04          11.04
March 2014                 12.23          12.23          12.23
April 2014                 11.04          11.04          11.04
May 2014                   11.41          11.41          11.41
June 2014                  11.04          11.04          11.04
July 2014                  11.41          11.41          11.41
August 2014                11.04          11.04          11.04
September 2014             11.04          11.04          11.04
October 2014               11.41          11.41          11.41
November 2014              11.04          11.04          11.04
December 2014              11.41          11.41          11.41
January 2015               11.04          11.04          11.04
February 2015              11.04          11.04          11.04
March 2015                 12.23          12.23          12.23
April 2015                 11.04          11.04          11.04
May 2015                   11.41          11.41          11.41
June 2015                  11.04          11.04          11.04
July 2015                  11.41          11.41          11.41
August 2015                11.04          11.04          11.04
September 2015             11.04          11.04          11.04
October 2015               11.41          11.41          11.41
November 2015              11.04          11.04          11.04
December 2015              11.41          11.41          11.41
January 2016               11.04          11.04              -
February 2016              11.04          11.04              -
March 2016                 11.80          11.80              -
April 2016                 11.04          11.04              -
May 2016                   11.41          11.41              -
June 2016                  11.04          11.04              -
July 2016                  11.41          11.41              -
August 2016                11.04          11.04              -
September 2016             11.04          11.04              -
October 2016               11.41          11.41              -
November 2016              11.04          11.04              -
December 2016              11.41          11.41              -

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any Distributable Prepayment Premiums.

(2) Assumes 100% of the related prepayment assumption, no losses, One-Month LIBOR of 20% and each Loan Index of 20%. Assumes the optional clean-up call is not exercised.

                    Class II-A-1   Class II-M-1   Class II-M-2   Class II-M-3   Class II-M-4
                    Cap (%)        Cap (%)        Cap (%)        Cap (%)        Cap (%)
Distribution Date   Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
-----------------   ------------   ------------   ------------   ------------   ------------
January 2017               12.08          11.04          11.04          11.04          11.04
February 2017              12.11          11.04          11.04          11.04          11.04
March 2017                 13.43          12.23          12.23          12.23          12.23
April 2017                 12.16          11.04          11.04          11.04          11.04
May 2017                   12.59          11.41          11.41          11.41          11.41
June 2017                  12.22          11.04          11.04          11.04          11.04
July 2017                  12.66          11.41          11.41          11.41          11.41
August 2017                12.28          11.04          11.04          11.04          11.04
September 2017             12.31          11.04          11.04          11.04          11.04
October 2017               12.75          11.41          11.41          11.41          11.41
November 2017              12.37          11.04          11.04          11.04          11.04
December 2017              12.82          11.41          11.41          11.41          11.41
January 2018               12.44          11.04          11.04          11.04          11.04
February 2018              12.48          11.04          11.04          11.04              -
March 2018                 13.85          12.23          12.23          12.23              -
April 2018                 12.55          11.04          11.04          11.04              -
May 2018                   13.01          11.41          11.41          11.41              -
June 2018                  12.63          11.04          11.04          11.04              -
July 2018                  13.09          11.41          11.41              -              -
August 2018                12.71          11.04          11.04              -              -
September 2018             12.75          11.04          11.04              -              -
October 2018               13.22          11.41          11.41              -              -
November 2018              12.84          11.04          11.04              -              -
December 2018              13.31          11.41          11.41              -              -
January 2019               12.93          11.04          11.04              -              -
February 2019              12.97          11.04          11.04              -              -
March 2019                 14.42          12.23          12.23              -              -
April 2019                 13.07          11.04          11.04              -              -
May 2019                   13.56          11.41          11.41              -              -
June 2019                  13.18          11.04          11.04              -              -
July 2019                  13.67          11.41              -              -              -
August 2019                13.29          11.04              -              -              -
September 2019             13.34          11.04              -              -              -
October 2019               13.85          11.41              -              -              -
November 2019              13.46          11.04              -              -              -
December 2019              13.97          11.41              -              -              -
January 2020               13.59          11.04              -              -              -
February 2020              13.65          11.04              -              -              -
March 2020                 14.66          11.80              -              -              -
April 2020                 13.79          11.04              -              -              -
May 2020                   14.32          11.41              -              -              -
June 2020                  13.93          11.04              -              -              -
July 2020                  14.47          11.41              -              -              -
August 2020                14.08          11.04              -              -              -
September 2020             14.15          11.04              -              -              -
October 2020               14.71          11.41              -              -              -
November 2020              14.34              -              -              -              -
December 2020              14.93              -              -              -              -
January 2021               14.56              -              -              -              -
February 2021              14.68              -              -              -              -
March 2021                 16.39              -              -              -              -
April 2021                 14.93              -              -              -              -
May 2021                   15.57              -              -              -              -
June 2021                  15.21              -              -              -              -
July 2021                  15.87              -              -              -              -
August 2021                15.52              -              -              -              -
September 2021             15.68              -              -              -              -
October 2021               16.38              -              -              -              -
November 2021              16.03              -              -              -              -
December 2021              16.76              -              -              -              -
January 2022               16.42              -              -              -              -
February 2022              16.63              -              -              -              -
March 2022                 18.65              -              -              -              -
April 2022                 17.08              -              -              -              -
May 2022                   17.90              -              -              -              -
June 2022                  17.58              -              -              -              -
July 2022                  18.45              -              -              -              -
August 2022                18.15              -              -              -              -

                    Class II-M-5   Class II-M-6   Class II-M-7
                    Cap (%)        Cap (%)        Cap (%)
Distribution Date   Actual/360     Actual/360     Actual/360
-----------------   ------------   ------------   ------------
January 2017               11.04              -              -
February 2017              11.04              -              -
March 2017                 12.23              -              -
April 2017                 11.04              -              -
May 2017                   11.41              -              -
June 2017                  11.04              -              -
July 2017                  11.41              -              -
August 2017                    -              -              -
September 2017                 -              -              -
October 2017                   -              -              -
November 2017                  -              -              -
December 2017                  -              -              -
January 2018                   -              -              -
February 2018                  -              -              -
March 2018                     -              -              -
April 2018                     -              -              -
May 2018                       -              -              -
June 2018                      -              -              -
July 2018                      -              -              -
August 2018                    -              -              -
September 2018                 -              -              -
October 2018                   -              -              -
November 2018                  -              -              -
December 2018                  -              -              -
January 2019                   -              -              -
February 2019                  -              -              -
March 2019                     -              -              -
April 2019                     -              -              -
May 2019                       -              -              -
June 2019                      -              -              -
July 2019                      -              -              -
August 2019                    -              -              -
September 2019                 -              -              -
October 2019                   -              -              -
November 2019                  -              -              -
December 2019                  -              -              -
January 2020                   -              -              -
February 2020                  -              -              -
March 2020                     -              -              -
April 2020                     -              -              -
May 2020                       -              -              -
June 2020                      -              -              -
July 2020                      -              -              -
August 2020                    -              -              -
September 2020                 -              -              -
October 2020                   -              -              -
November 2020                  -              -              -
December 2020                  -              -              -
January 2021                   -              -              -
February 2021                  -              -              -
March 2021                     -              -              -
April 2021                     -              -              -
May 2021                       -              -              -
June 2021                      -              -              -
July 2021                      -              -              -
August 2021                    -              -              -
September 2021                 -              -              -
October 2021                   -              -              -
November 2021                  -              -              -
December 2021                  -              -              -
January 2022                   -              -              -
February 2022                  -              -              -
March 2022                     -              -              -
April 2022                     -              -              -
May 2022                       -              -              -
June 2022                      -              -              -
July 2022                      -              -              -
August 2022                    -              -              -

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any Distributable Prepayment Premiums.

(2) Assumes 100% of the related prepayment assumption, no losses, One-Month LIBOR of 20% and each Loan Index of 20%. Assumes the optional clean-up call is not exercised.

                    Class II-A-1   Class II-M-1   Class II-M-2   Class II-M-3   Class II-M-4
                    Cap (%)        Cap (%)        Cap (%)        Cap (%)        Cap (%)
Distribution Date   Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
-----------------   ------------   ------------   ------------   ------------   ------------
September 2022             18.45              -              -              -              -
October 2022               19.41              -              -              -              -
November 2022              19.13              -              -              -              -
December 2022              20.15              -              -              -              -
January 2023               19.89              -              -              -              -
February 2023              20.32              -              -              -              -
March 2023                 23.00              -              -              -              -
April 2023                 21.26              -              -              -              -
May 2023                   22.51              -              -              -              -
June 2023                  22.35              -              -              -              -
July 2023                  23.73              -              -              -              -
August 2023                23.63              -              -              -              -
September 2023             24.36              -              -              -              -
October 2023               25.99              -              -              -              -
November 2023              26.02              -              -              -              -
December 2023              27.88              -              -              -              -
January 2024               28.04              -              -              -              -
February 2024              29.22              -              -              -              -
March 2024                 32.65              -              -              -              -
April 2024                 32.03              -              -              -              -
May 2024                   34.85              -              -              -              -
June 2024                  35.65              -              -              -              -
July 2024                  39.14              -              -              -              -
August 2024                40.48              -              -              -              -
September 2024             43.54              -              -              -              -
October 2024               48.79              -              -              -              -
November 2024              51.71              -              -              -              -
December 2024              59.21              -              -              -              -
January 2025               64.47              -              -              -              -
February 2025              73.97              -              -              -              -
March 2025                 96.53              -              -              -              -
April 2025                106.79              -              -              -              -
May 2025                  143.52              -              -              -              -
June 2025                 200.96              -              -              -              -
July 2025                 384.08              -              -              -              -
August 2025                    *              -              -              -              -
September 2025 and             -              -              -              -              -
thereafter

                    Class II-M-5   Class II-M-6   Class II-M-7
                    Cap (%)        Cap (%)        Cap (%)
Distribution Date   Actual/360     Actual/360     Actual/360
-----------------   ------------   ------------   ------------
September 2022                 -              -              -
October 2022                   -              -              -
November 2022                  -              -              -
December 2022                  -              -              -
January 2023                   -              -              -
February 2023                  -              -              -
March 2023                     -              -              -
April 2023                     -              -              -
May 2023                       -              -              -
June 2023                      -              -              -
July 2023                      -              -              -
August 2023                    -              -              -
September 2023                 -              -              -
October 2023                   -              -              -
November 2023                  -              -              -
December 2023                  -              -              -
January 2024                   -              -              -
February 2024                  -              -              -
March 2024                     -              -              -
April 2024                     -              -              -
May 2024                       -              -              -
June 2024                      -              -              -
July 2024                      -              -              -
August 2024                    -              -              -
September 2024                 -              -              -
October 2024                   -              -              -
November 2024                  -              -              -
December 2024                  -              -              -
January 2025                   -              -              -
February 2025                  -              -              -
March 2025                     -              -              -
April 2025                     -              -              -
May 2025                       -              -              -
June 2025                      -              -              -
July 2025                      -              -              -
August 2025                    -              -              -
September 2025 and             -              -              -
thereafter

----------

* On the distribution date in August 2025, the Class II-A Certificates have a beginning balance of $4,877.15 and are paid $41,227.57 in interest.

----------

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the assumed Class Certificate Balance. This includes any Distributable Prepayment Premiums.

(2) Assumes 100% of the related prepayment assumption, no losses, One-Month LIBOR of 20% and each Loan Index of 20%. Assumes the optional clean-up call is not exercised.

Final Scheduled Distribution Date

      The final scheduled distribution date for each class of Offered Certificates is the distribution date occurring in August 2047.

      The final scheduled distribution date for each class of Offered Certificates is the date on which the initial Class Certificate Balance set forth on the cover page of this free writing prospectus for that class would be reduced to zero. The final scheduled distribution dates for all classes have been calculated as the distribution date occurring in the month following the latest maturity date of any mortgage loan.

      Since the rate of distributions in reduction of the Class Certificate Balance of each class of Offered Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the final scheduled distribution date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the Offered Certificates" above in this free writing prospectus and "Yield Considerations" in the prospectus.

                        FEDERAL INCOME TAX CONSIDERATIONS

      The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section of this free writing prospectus to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

      The trust agreement provides that portions of the issuing entity (exclusive of the assets held in the Excess Reserve Fund Account, the pre-funding account, any capitalized interest account and the right of each class of Offered Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of Offered Certificates (exclusive of the right to receive Basis Risk Carry Forward Amounts) represents ownership of a regular interest (a "Regular Interest") in a Trust REMIC with respect to Group II. The Class II-R certificates will represent ownership of the sole class of residual interest in each of the Trust REMICs with respect to Group II. In addition, each class of Offered Certificates will represent a beneficial interest in the right to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

      Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the trust agreement and the servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of Section 860D of the Code, and the portion of the issuing entity exclusive of the Trust REMICs will be treated as a grantor trust for federal income tax purposes.

Taxation of Regular Interests

      A holder of a class of Offered Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of regular interests in the related Trust REMIC. In addition, the trust agreement will provide that each holder of an Offered Certificate will be treated as being party to a limited recourse notional principal contract (the "Basis Risk Contracts"), representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the right to receive certain payments of interest for the first three distribution dates.

      A holder of an Offered Certificate must allocate its purchase price for the Certificate between its Regular Interest component and the Basis Risk Contract component. To the extent the Basis Risk Contract component has significant value, the Regular Interest component will be viewed as having been issued with a lesser premium or an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--REMICs--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus.

      Upon the sale, exchange, or other disposition of an Offered Certificate, the holder must allocate the amount realized between the components of the Offered Certificate based on the relative fair market values of those components at the time of sale. Assuming that an Offered Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--REMICs--Taxation of Owners of Regular Securities--Sale or Exchange of Regular Securities."

      Interest on the Regular Interest component of an Offered Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the Offered Certificates may be considered to have been issued with OID. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of Regular Securities--Original Issue Discount" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID, market discount, or bond premium, if any, will be a rate equal to 100% of the applicable prepayment assumption. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Status of the Offered Certificates

      The Regular Interest components of the Offered Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association" and as "real estate assets" under
Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the issuing entity, exclusive of the Excess Reserve Fund Account, would be so treated. In addition, to the extent the Regular Interest component of an Offered Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the Offered Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

      Each holder of an Offered Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the

Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the Offered Certificates in the portion of the issuing entity, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

      As indicated above, holders of the Offered Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Basis Risk Premium") paid by holders of the Offered Certificates. A holder of an Offered Certificate will be required to amortize the Basis Risk Premium under a level payment method as if the Basis Risk Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Basis Risk Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Basis Risk Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Basis Risk Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

      Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received by holders of Offered Certificates under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Basis Risk Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

      Any amount of proceeds from the sale, redemption or retirement of an Offered Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that Offered Certificate. A holder of such Offered Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Basis Risk Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

      Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

      A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of an Offered Certificate may be limited under Sections 67 and/or 68 of the Code in the case of (1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of an Offered Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract but may not be able to deduct that amount from income, a beneficial owner of an Offered Certificate may have income that exceeds cash distributions on the Offered Certificate, in any period and over the term of the Offered Certificate. As a result, the Offered Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

      For a discussion of information reporting, backup withholding and taxation of foreign investors in the Offered Certificates, see "Federal Income Tax Consequences--REMICs--Administrative Matters" and "--Taxation of Certain Foreign Investors" in the prospectus.

                              STATE AND LOCAL TAXES

      The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state or local jurisdiction. Investors considering an investment in the Offered Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

      The U.S. Department of Labor (the "DOL") has granted to Barclays Capital Inc. an administrative exemption (Final Authorization Number 2004-03E (2004)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the issuing entity. The Exemption provides exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Offered Certificates (the "ERISA Eligible Certificates") by a Plan, provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

            (i) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

            (ii) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Fitch, S&P, Moody's or DBRS;

            (iii) The trustee is not an affiliate of any other member of the Restricted Group (as defined below), other than an underwriter;

            (iv) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the mortgage loans to the issuing entity represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services;

            (v) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended; and

            (vi) The Subsequent Mortgage Loans have an aggregate Stated Principal Balance equal to no more than 25% of the aggregate initial principal amount of the Offered Certificates and are assigned to the issuing entity within three months following the closing date.

      Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the issuing entity are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the issuing entity. This relief is not available to Plans sponsored by the depositor, any underwriter, the custodian, the trustee, the servicer, , any obligor with respect to mortgage loans included in the issuing entity constituting more than 5% of the aggregate unamortized principal balance of the assets in the issuing entity, or any affiliate of such parties (the "Restricted Group").

      The depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this free writing prospectus, there is no obligor with respect to mortgage loans included in the issuing entity constituting more than 5% of the aggregate unamortized principal balance of the assets of the issuing entity.

      Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

      The rating of a class of certificates may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when they had a permitted rating would not be required by the Exemption to dispose of them).

      Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

      Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the issuing entity will not be plan assets or unless it is clear that the Exemption is in effect, one or more of the Investor-Based Exemptions will apply and exempt all potential prohibited transactions.

      The recently enacted Pension Protection Act of 2006 makes significant changes to ERISA rules relating to prohibited transactions and plan assets, among other areas. Potential investors should consult with their advisors regarding the consequences of these changes.

                                LEGAL INVESTMENT

      The Class II-A-1, Class II-M-1, Class II-M-2, Class II-M-3 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, so long as they are rated in one of the two highest rating categories by S&P, Moody's, DBRS or another nationally recognized statistical rating organization. The Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates will not constitute "mortgage related securities" for purposes of SMMEA and, as a result the appropriate characterization of those classes of Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase those classes of Offered Certificates, are subject to significant interpretive uncertainties.

      Except as to the status of certain classes of the Offered Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions.

      Investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult their own legal advisors in determining whether and to what extent the Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

      See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

      The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                          REPORTS TO CERTIFICATEHOLDERS

      The trustee or such other party that may be identified in this free writing prospectus will prepare monthly distribution reports for the issuing entity, as is described in this free writing prospectus. See "Description of the Certificates--Reports to Certificateholders" in this free writing prospectus. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "BCAP LLC Trust 2007-AA4" as an exhibit to the Form 10-D for the certificates for so long as the issuing entity is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, the servicer will be required to furnish to the trustee or the depositor, as applicable, the compliance statements, assessments of compliance with the servicer's criteria and related accountants' attestation reports detailed under "Servicing of the Mortgage Loans--Servicer Reports" in this free writing prospectus. Copies of these statements and reports will be filed with the SEC under the name of the issuing entity as an exhibit to the issuing entity's annual statement on Form 10-K for the Offered Certificates.

                                     RATINGS

      In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by S&P, Moody's and DBRS:

                      Class    S&P    Moody's      DBRS
                      ------   ----   -------   ----------
                      II-A-1   AAA      Aaa        AAA
                      II-M-1   AA+      Aaa     AA (High)
                      II-M-2    AA      Aa1         AA
                      II-M-3   AA-      Aa1      AA (Low)
                      II-M-4    A+      Aa2      A (High)
                      II-M-5    A       Aa3         A
                      II-M-6   BBB+     A1      BBB (high)
                      II-M-7   BBB-     A2      BBB (low)

      A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041 and DBRS, Inc., 140 Broadway, 35th Floor, New York, New York 10005.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. Moody's, DBRS and S&P will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by Moody's, DBRS or S&P are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                    GLOSSARY

      The following terms have the meanings given below when used in this free writing prospectus.

      "Accrued Certificate Interest" means, for each class of Offered Certificates on any distribution date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such distribution date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Relief Act, as described in "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus.

      "Adjusted Cap Rate" means, for any distribution date, the excess of (x) the Group II Loan Cap for that distribution date, over (y) a fraction, expressed as a percentage, (1) the numerator of which is equal to the product of (a) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period, and (b) the amount of Net Deferred Interest for the mortgage loans for that distribution date, and
(2) the denominator of which is the aggregate Stated Principal Balance of the mortgage loans as of the due date occurring in the month preceding the month of that distribution date (after giving effect to principal prepayments in the Prepayment Period related to that prior due date).

      "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this free writing prospectus.

      "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus.

      "Available Funds" means, with respect to any distribution date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer, the trustee and the custodian (including, without limitation, indemnification payments to the depositor, the servicer, the trustee and the custodian): (i) the aggregate amount of monthly payments on the mortgage loans due on the related due date and received by the servicer on or prior to the related Determination Date, together with any related P&I Advance; (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Prepayment Premiums, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries; (iii) Compensating Interest payments from the servicer to the trustee in respect of prepayment interest shortfalls for that distribution date resulting from voluntary principal prepayments in full; (iv) for any distribution date on or prior to the distribution date following the end of the pre-funding period, any funds required to be paid from the capitalized interest account to make up for any interest shortfalls on the Offered Certificates; (v) on the distribution date following the end of the pre-funding period, all amounts, if any, on deposit in the pre-funding account; (vi) the proceeds from repurchases of mortgage loans, and any Substitution Adjustment Amounts received in connection with substitutions for mortgage loans, with respect to that distribution date; and (vii) the proceeds of any optional clean-up call.

      "Barclays" means Barclays Bank PLC.

      "Basic Principal Distribution Amount" means, with respect to any distribution date, the excess of (i) (x) the aggregate Principal Funds for that distribution date over (y) an amount equal to the Deferred Interest that accrued on the mortgage loans for the related Due Period over (ii) the Excess Subordinated Amount, if any, for that distribution date.

      "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this free writing prospectus.

      "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Considerations--Taxation of Regular Interests" in this free writing prospectus.

      "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this free writing prospectus.

      "Basis Risk Premium" has the meaning set forth in "Federal Income Tax Considerations--The Basis Risk Contract Component" in this free writing prospectus.

      "Class II-A certificates" means, the Class II-A-1 certificates.

      "Class II-A Principal Distribution Amount" with respect to any distribution date is the excess of, if any, (a) the aggregate Class Certificate Balance of the Class II-A certificates immediately prior to that distribution date over (b) the lesser of (i) prior to the distribution date in July 2013, 71.875% of the Current Maximum Amount for that distribution date or (ii) on or after the distribution date in July 2013, 77.50% of the Current Maximum Amount for that distribution date and (y) the excess, if any, of the Current Maximum Amount for that distribution date over the Overcollateralization Floor.

      "Class Certificate Balance" means, with respect to any class of Offered Certificates as of any distribution date, an amount equal to the sum of (x) the aggregate principal amount of that class upon initial issuance on the closing date and (y) any Net Deferred Interest allocated thereto on the related distribution date and all previous distribution dates, reduced by the sum of (i) all amounts previously distributed to holders of certificates of that class as distributions of principal and (ii) the amount of any Applied Realized Loss Amounts previously allocated to that class of certificates; provided, however, that immediately following the distribution date on which a Subsequent Recovery for the related loan group is distributed, the Class Certificate Balance of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of any Subsequent Recoveries for such loan group distributed on such distribution date (up to the amount of Unpaid Realized Loss Amount for such class or classes for that distribution date).

      "Class II-M-1 Principal Distribution Amount" with respect to any distribution date is the excess of, if any, (i) the sum of (a) the aggregate Class Certificate Balances of the Class II-A certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount for that distribution date) and (b) the Class Certificate Balance of the Class II-M-1 certificates immediately prior to that distribution date over (ii) the lesser of (a)(1) on any distribution date prior to July 2013, 81.00% of the Current Maximum Amount for that distribution date or (a)(2) on any distribution date on or after July 2013, 84.80% of the Current Maximum Amount for that distribution date and (b) the excess, if any, of the Current Maximum Amount of the mortgage loans for that distribution date over the Overcollateralization Floor.

      "Class II-M-2 Principal Distribution Amount" with respect to any distribution date is the excess of, if any, (i) the sum of (a) the aggregate Class Certificate Balances of the Class II-A certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class II-M-1 certificates (after taking into account the distribution of the Class II-M-1 Principal Distribution Amount for that distribution date) and (c) the Class Certificate Balance of the Class II-M-2 certificates immediately prior to that distribution date over (ii) the lesser of (a)(1) on any distribution date prior to July 2013, 86.00% of the Current Maximum Amount for that distribution date or
(a)(2) on any distribution date on or after July 2013, 88.80% of the

Current Maximum Amount for that distribution date and (b) the excess, if any, of the Current Maximum Amount for that distribution date over the Overcollateralization Floor.

      "Class II-M-3 Principal Distribution Amount" with respect to any distribution date is the excess of, if any, (i) the sum of (a) the aggregate Class Certificate Balances of the Class II-A certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class II-M-1 certificates (after taking into account the distribution of the Class II-M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class II-M-2 certificates (after taking into account the distribution of the Class II-M-2 Principal Distribution Amount for that distribution date) and (d) the Class Certificate Balance of the Class II-M-3 certificates immediately prior to that distribution date over (ii) the lesser of
(a)(1) on any distribution date prior to July 2013, 87.625% of the Current Maximum Amount for that distribution date or (a)(2) on any distribution date on or after July 2013, 90.10% of the Current Maximum Amount for that distribution date and (b) the excess, if any, of the Current Maximum Amount for that distribution date over the Overcollateralization Floor.

      "Class II-M-4 Principal Distribution Amount" with respect to any distribution date is the excess of, if any, (i) the sum of (a) the aggregate Class Certificate Balances of the Class II-A certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class II-M-1 certificates (after taking into account the distribution of the Class II-M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class II-M-2 certificates (after taking into account the distribution of the Class II-M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class II-M-3 certificates (after taking into account the distribution of the Class II-M-3 Principal Distribution Amount for that distribution date) and (e) the Class Certificate Balance of the Class II-M-4 certificates immediately prior to that distribution date over (ii) the lesser of (a)(1) on any distribution date prior to July 2013, 89.375% of the Current Maximum Amount for that distribution date or (a)(2) on any distribution date on or after July 2013, 91.50% of the Current Maximum Amount for that distribution date and (b) the excess, if any, of the Current Maximum Amount for that distribution date over the Overcollateralization Floor.

      "Class II-M-5 Principal Distribution Amount" with respect to any distribution date is the excess of, if any, (i) the sum of (a) the aggregate Class Certificate Balances of the Class II-A certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class II-M-1 certificates (after taking into account the distribution of the Class II-M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class II-M-2 certificates (after taking into account the distribution of the Class II-M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class II-M-3 certificates (after taking into account the distribution of the Class II-M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class II-M-4 certificates (after taking into account the distribution of the Class II-M-4 Principal Distribution Amount for that distribution date) and (f) the Class Certificate Balance of the Class II-M-5 certificates immediately prior to that distribution date over (ii) the lesser of
(a)(1) on any distribution date prior to July 2013, 91.00% of the Current Maximum Amount for that distribution date or (a)(2) on any distribution date on or after July 2013, 92.80% of the Current Maximum Amount for that distribution date and (b) the excess, if any, of the Current Maximum Amount for that distribution date over the Overcollateralization Floor.

      "Class II-M-6 Principal Distribution Amount" with respect to any distribution date is the excess of, if any, (i) the sum of (a) the aggregate Class Certificate Balances of the Class II-A certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class II-M-1 certificates (after taking into account the distribution of the Class II-M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class II-M-2 certificates (after taking into account the distribution of the Class II-M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class II-M-3 certificates (after taking into account the distribution of the Class II-M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class II-M-4 certificates (after taking into account the distribution of the Class II-M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class II-M-5 certificates (after taking into account the distribution of the Class II-M-5 Principal Distribution Amount for that distribution date) and (g) the Class Certificate Balance of the Class II-M-6 certificates immediately prior to that distribution date over (ii) the lesser of
(a)(1) on any distribution date prior to July 2013, 93.375% of the Current Maximum Amount for that distribution date or (a)(2) on any distribution date on or after July 2013, 94.70% of the Current Maximum Amount for that distribution date and (b) the excess, if any, of the Current Maximum Amount for that distribution date over the Overcollateralization Floor.

      "Class II-M-7 Principal Distribution Amount" with respect to any distribution date is the excess of, if any, (i) the sum of (a) the aggregate Class Certificate Balances of the Class II-A certificates (after taking into account the distribution of the Class II-A Principal Distribution Amount for that distribution date), (b) the Class Certificate Balance of the Class II-M-1 certificates (after taking into account the distribution of the Class II-M-1 Principal Distribution Amount for that distribution date), (c) the Class Certificate Balance of the Class II-M-2 certificates (after taking into account the distribution of the Class II-M-2 Principal Distribution Amount for that distribution date), (d) the Class Certificate Balance of the Class II-M-3 certificates (after taking into account the distribution of the Class II-M-3 Principal Distribution Amount for that distribution date), (e) the Class Certificate Balance of the Class II-M-4 certificates (after taking into account the distribution of the Class II-M-4 Principal Distribution Amount for that distribution date), (f) the Class Certificate Balance of the Class II-M-5 certificates (after taking into account the distribution of the Class II-M-5 Principal Distribution Amount for that distribution date), (g) the Class Certificate Balance of the Class II-M-6 certificates (after taking into account the distribution of the Class II-M-6 Principal Distribution Amount for that distribution date) and (h) the Class Certificate Balance of the Class II-M-7 certificates immediately prior to that distribution date over (ii) the lesser of
(a)(1) on any distribution date prior to July 2013, 95.50% of the Current Maximum Amount for that distribution date or (a)(2) on any distribution date on or after July 2013, 96.40% of the Current Maximum Amount for that distribution date and (b) the excess, if any, of the Current Maximum Amount for that distribution date over the Overcollateralization Floor.

      "Code" has the meaning set forth in "Federal Income Tax Considerations" in this free writing prospectus.

      "Compensating Interest" has the meaning set forth in "Servicing of the Mortgage Loans--Prepayment Interest Shortfalls" in this free writing prospectus.

      "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

      "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this free writing prospectus.

      "Cumulative Loss Percentage" means, with respect to any distribution date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the cut-off date to the last day of the calendar month preceding the month in which such distribution date occurs and the denominator of which is the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

      "Cumulative Loss Trigger Event" means, with respect to any distribution date indicated below, the circumstances in which the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Due Period divided by the Maximum Pool Principal Balance exceeds the applicable percentages described below with respect to such distribution date:

Distribution Date Occurring In   Loss Percentage
------------------------------   ----------------------------------------------------------
July 2009 to June 2010           0.35% with respect to July 2010, plus an additional 1/12th of 0.45% for each month thereafter through June 2011.

July 2010 to June 2011           0.80% with respect to July 2010, plus an additional 1/12th of 0.65% for each month thereafter through June 2011.

July 2011 to June 2012           1.45% with respect to July 2011, plus an additional 1/12th of 0.60% for each month thereafter through June 2012.

July 2012 to June 2013           2.05% with respect to July 2012, plus an additional 1/12th of 0.80% for each month thereafter through June 2013.

July 2013 to June 2014           2.85% with respect to July 2013, plus an additional 1/12th of 0.30% for each month thereafter through June 2014.

July 2014 and thereafter         3.15% with respect to July 2014 and thereafter.

      "Current Maximum Amount" means, with respect to any distribution date, the sum of (i) the aggregate of the Stated Principal Balances of the Group II mortgage loans held by the issuing entity at such time, and (ii) with respect to each distribution date prior to July 31, 2007, the aggregate amount on deposit in the pre-funding account on that distribution date, net of investment earnings on deposit in the account.

      "DBNTC" means Deutsche Bank National Trust Company, a national banking association.

      "DBRS" means DBRS, Inc.

      "Deferred Interest" has the meaning set forth in "The Mortgage Loan Pool" in this free writing prospectus.

      "Delinquency Trigger Event," with respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more Delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the borrower has filed for bankruptcy) and (y)(i) prior to the distribution date in July 2013, the Current Maximum Amount, as of the last day of the related Due Period, equals or exceeds 24.75% or (ii) on or after the distribution date in July 2013, the Current Maximum Amount, as of the last day of the related Due Period, equals or exceeds 31.00% of the prior period's Senior Enhancement Percentage.

      "Delinquent" has the meaning set forth in "The Mortgage Loan Pool--General" in this free writing prospectus.

      "Determination Date" means, with respect to each Servicer Remittance Date, the business day immediately preceding the Servicer Remittance Date.

      "Distributable Prepayment Premiums" means, with respect to any Distribution Date, any Prepayment Premiums collected during the related Due Period with respect to approximately 27.46% of the Initial Mortgage Loans and all of the Subsequent Mortgage Loans.

      "DOL" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "Due Period" means, with respect to any distribution date, the period commencing on the second day of the calendar month preceding the month in which that distribution date occurs and ending on the first day of the calendar month in which that distribution date occurs.

      "ERISA" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "Euroclear Operator" has the meaning set forth in "Description of the Certificates--Book-Entry Registration" in this free writing prospectus.

      "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this free writing prospectus.

      "Excess Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus.

      "Exemption" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the servicing fee rate and, if applicable, the lender paid mortgage insurance premium rate. See "Description of the Certificates--Administration Fees" and "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payment of Expenses" in this free writing prospectus.

      "Extra Principal Distribution Amount" means, as of any distribution date, the lesser of (x) the related Total Monthly Excess Spread plus any Distributable Prepayment Premiums collected for that distribution date and (y) the related Subordination Deficiency for that distribution date.

      "Gross Margin" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this free writing prospectus.

      "Group I" has the meaning set forth in "The Mortgage Loan Pool" in this free writing prospectus.

      "Group II" has the meaning set forth in "The Mortgage Loan Pool" in this free writing prospectus.

      "Group II Loan Cap" has the meaning set forth in "Description of the Certificates --Distributions of Interest and Principal" in this free writing prospectus.

      "Initial Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this free writing prospectus.

      "Initial Mortgage Loans" has the meaning set forth in "The Mortgage Loan Pool" in this free writing prospectus.

      "Initial Pre-funded Amount" means approximately $57,000,000.

      "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

      "Interest Accrual Period" means, for any distribution date, the period commencing on the immediately preceding distribution date (or, for the initial distribution date, the closing date) and ending on the day immediately preceding the current distribution date.

      "Interest Funds" means, for any distribution date, the Interest Remittance Amount for that distribution date, plus the lesser of (i) the aggregate Deferred Interest for the related Due Period and (ii) the Principal Remittance Amount for the distribution date.

      "Interest Remittance Amount" means, with respect to any distribution date, the sum of (i) that portion of Available Funds attributable to interest received or advanced on the mortgage loans with respect to that distribution date and
(ii) the aggregate Deferred Interest for the mortgage loans for the related Due Period, in an amount not to exceed the Principal Remittance Amounts for such distribution date.

      "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "IRS" means the Internal Revenue Service.

      "LIBOR Determination Date" means, with respect to any Interest Accrual Period, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise.

      "Loan Index" means the One-Year MTA Index.

      "Loan-to-value ratio" has the meaning set forth in "The Mortgage Loan Pool--General" in this free writing prospectus.

      "Maximum Pool Principal Balance" means the sum of the aggregate Stated Principal Balance of all of the Initial Mortgage Loans as of the cut-off date plus the Initial Pre-Funded Amount.

      "Minimum Monthly Payment" has the meaning set forth in "The Mortgage Loan Pool--General" in this free writing prospectus.

      "Moody's" means Moody's Investors Service, Inc.

      "Net Deferred Interest" means, with respect to each Distribution Date, the excess, if any, of (x) any Deferred Interest that accrued on the mortgage loans, over (y) the Principal Remittance Amount for that distribution date.

      "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus.

      "Notional Principal Contract Regulations" has the meaning set forth in "Federal Income Tax Considerations--The Basis Risk Contract Component" in this free writing prospectus.

      "Offered Certificates" has the meaning set forth in "Description of the Certificates" in this free writing prospectus.

      "OID" has the meaning set forth in "Federal Income Tax
Considerations--Taxation of Regular Interests" in this free writing prospectus.

      "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Reuters Page LIBOR01 as of

11:00 a.m., London time, on that date. If the rate does not appear on Reuters Page LIBOR01, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars were offered by the Reference Banks at approximately 11:00 a.m. (London time) on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee, after consultation with the depositor, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

      "Overcollateralization Floor" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

      "P&I Advances" means advances made by the servicer (including the trustee as successor servicer or any other successor servicer, if applicable) on each distribution date with respect to delinquent payments of interest and principal on the mortgage loans, less the related servicing fee.

      "Pass-Through Rate" has the meaning set forth in "Description of Certificates--Distributions of Interest and Principal" in this free writing prospectus.

      "Plans" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "Prepayment Interest Shortfalls" has the meaning set forth in "Servicing of the Mortgage Loans--Prepayment Interest Shortfalls" in this free writing prospectus.

      "Prepayment Period" means, with respect to any distribution date, the calendar month immediately preceding the month in which such distribution date occurs.

      "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this free writing prospectus.

      "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus.

      "Principal Funds" means, the excess, if any, of (i) the Principal Remittance Amount for that distribution date over (ii) the aggregate Deferred Interest for the mortgage loans for the related Due Period.

      "Principal Remittance Amount" means, with respect to any distribution date, to the extent of funds available for distribution as described in this free writing prospectus, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date; (ii) all full and partial principal prepayments received during the related Prepayment Period;
(iii) all net Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and Subsequent Recoveries received on the mortgage loans and allocable to principal; (iv) the portion allocable to principal of the proceeds from the repurchases of mortgage loans that are distributable on that distribution date;
(v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that distribution date; (vi) the allocable portion of the proceeds received with respect to any optional clean-up call (to the extent they relate to principal); and (vii) any amounts remaining in the pre-funding account at the end of pre-funding period (net of investment earnings on such amounts) (which amounts shall be treated as a receipt of principal on the mortgage loans).

      "PTE" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten calendar days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the trustee, the servicer and the depositor has received from the rating agencies confirmation in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates.

      "Realized Loss" is the excess of the scheduled principal balance of a defaulted mortgage loan over the net Liquidation Proceeds with respect to that mortgage loan that are allocated to principal.

      "Record Date" means, with respect to the Offered Certificates, the business day immediately preceding the related distribution date, unless the Offered Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the related distribution date.

      "Reference Banks" means leading banks selected by the trustee, after consultation with the depositor, and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

      "Regular Interest" has the meaning set forth in "Federal Income Tax Considerations--General" in this free writing prospectus.

      "REIT" has the meaning set forth in "Federal Income Tax
Considerations--Status of the Offered Certificates" in this free writing prospectus.

      "Relief Act" means the Servicemembers Civil Relief Act and any similar state statutes.

      "Restricted Group" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "Reuters Page LIBOR01" means the display page currently so designated on the Reuters Xtra 3000 Service (or any other page as may replace that display page on that service or any successor service for the purpose of displaying comparable rates or prices).

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "Senior Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class II-M certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that distribution date) by (y) the Current Maximum Amount for that distribution date.

      "Senior Specified Enhancement Percentage" means, on any date of determination (i) prior to the distribution date in July 2013, 28.125%, or (ii) on or after the distribution date in July 2013, 22.50%.

      "Servicer Remittance Date" means, with respect to a distribution date, the 18th day of the month in which such distribution date occurs, or if such day is not a business day, the immediately following business day.

      "Similar Law" has the meaning set forth in "ERISA Considerations" in this free writing prospectus.

      "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.

      "Specified Subordinated Amount" means (i) prior to the Stepdown Date, an amount equal to 1.80% of the Maximum Pool Principal Balance, (ii) the greater of
(a) (1) on or after the Stepdown Date and prior to the distribution date in July 2013, if there is no Trigger Event is in effect, 4.50% of the Current Maximum Amount of the mortgage loans for the related distribution date (after taking into account all principal received on the mortgage loans that is distributed on such distribution date) or (2) on or after any distribution date in July 2013, if there is no Trigger Event in effect, 3.60% of the Current Maximum Amount for the related distribution date (after taking into account all principal received on the mortgage loans that is distributed on such distribution date) and (b) the Overcollateralization Floor and (iii) on or after the Stepdown Date, if a Trigger Event is in effect, the Specified Subordinated Amount for the prior distribution date. When the Class Certificate Balance of each class of Offered Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

      "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), plus any Deferred Interest added to the balance of such mortgage loan, minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any distribution date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

      "Stepdown Date" means the later to occur of (i) the earlier to occur of
(a) the distribution date in July 2010 and (b) the distribution date on which the aggregate Class Certificate Balance of the Class II-A certificates has been reduced to zero and (ii) the first distribution date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that distribution date but prior to any applications of Principal Distribution Amount to the certificates on that distribution date) is greater than or equal to the Senior Specified Enhancement Percentage.

      "Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus.

      "Subordinated Certificates" means any of the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6 and Class II-M-7 certificates.

      "Subordination Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus.

      "Subordination Reduction Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus.

      "Subsequent Mortgage Loans" has the meaning set forth in "The Mortgage Loan Pool" in this free writing prospectus.

      "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Applied Realized Loss Amounts and Shortfalls" in this free writing prospectus.

      "Substitute Mortgage Loan" means a mortgage loan substituted by the original loan seller for a mortgage loan that is in breach of the original loan seller's representations and warranties regarding such mortgage loan, which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the mortgage loan in breach;
(ii) be accruing interest at a rate equal to that of the mortgage loan in breach; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the mortgage loan in breach; (iv) be of the same type as the mortgage loan in breach; and (v) comply with each representation and warranty made by the original loan seller.

      "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this free writing prospectus.

      "Sutton" means Sutton Funding LLC.

      "Tax Counsel" has the meaning set forth in "Federal Income Tax Considerations--General" in this free writing prospectus.

      "Total Monthly Excess Spread" as to any distribution date equals the excess, if any, of (a) the interest on the mortgage loans received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the related servicing fee, over (b) the sum of the amounts paid to the classes of certificates pursuant to clause (i) in the fifth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus.

      "Trigger Event" means either a Cumulative Loss Trigger Event or a Delinquency Trigger Event.

      "Trust REMICs" has the meaning set forth in "Federal Income Tax Considerations--General" in this free writing prospectus.

      "Unpaid Interest Amount" for any class of certificates and any distribution date will equal the sum of (a) the portion of Accrued Certificate Interest from distribution dates prior to the current distribution date remaining unpaid immediately prior to the current distribution date, and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

      "Unpaid Realized Loss Amount" means, with respect to any class of certificates and as to any distribution date, the excess of (i) the Applied Realized Loss Amounts with respect to that class over (ii) the sum of (a) all distributions in reduction of Applied Realized Loss Amounts on all previous distribution dates, and (b) the amount by which the Class Certificate Balance of such class has been increased due to the receipt and distribution of any Subsequent Recoveries on all previous distribution dates. Any amounts distributed to a class of certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of that class.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

      1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the Offered Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

      (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

            (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

            (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

            (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S.
                  Treasury Regulations; or

      (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

            (ii) certifying that the nonqualified intermediary is not acting for its own account,

            (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

            (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

      5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

            (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

            (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

            (iii) can be treated as an "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates

Barclays Capital - Asset Securitization Group                      June 25, 2007
BCAP LLC Trust, 2007-AA4, Group II
--------------------------------------------------------------------------------


                        BCAP LLC TRUST 2007-AA4, GROUP II
                              COLLATERAL TERM SHEET

================================================================================

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275 ext. 2663.

      The free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

      The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/1337454/000091412107000651/
by7522913-s3a1.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

      Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

BCAP 2007-AA4
Group 2
All records
================================================================================


Summary Statistics
As-of / Cut-off Date: 2007-06-01
Number of Mortgage Loans: 365
Aggregate Principal Balance ($): 201,178,036
Weighted Average Current Mortgage Rate (%): 8.020
Weighted Average Stated Original Term (months): 404
Weighted Average Stated Remaining Term (months): 395
Weighted Average Age (Months): 9
Weighted Average Margin: 2.996
Weighted Average Maximum Rate: 11.900
Weighted Average Months to Roll: 1
Weighted Average Original LTV (%): 73.98
Weighted Average Combined Original LTV Incl
Simultaneous Seconds at Origination (%): 74.08
Non-Zero Weighted Average FICO Score: 696
% Loans with Simultaneous Seconds: 0.77
% First Liens: 100.00
% Owner Occupied: 82.98
% Purchase: 24.51
% Full Documentation: 13.98
% IO Loans: 0.00
Top 5 States: CA(48.79%),FL(11.03%),NJ(6.67%),AZ(6.56%),NY(5.05%)
% Northern California: 19.39
% Southern California: 29.40



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Amortization Type                            Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Option ARM - 1 Month/30 Year                   239   $126,750,300          63.00%        8.019%        2.999%        694      74.09%
Option ARM - 1 Month/40 Year                   126     74,427,736          37.00         8.021         2.992         699      73.79
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Amortization Type                            With SS       Doc
-----------------------------------------   --------    ------
Option ARM - 1 Month/30 Year                   74.12%    14.98%
Option ARM - 1 Month/40 Year                   74.00     12.28
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Index                                        Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
MTA 1 Year                                     365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Index                                        With SS       Doc
-----------------------------------------   --------    ------
MTA 1 Year                                     74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Original Prepayment Penalty Type             Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
2%                                              36    $15,958,778           7.93%        7.952%        2.937%        705      76.55%
6 mos 80%                                      318    180,587,135          89.76         8.027         3.003         696      73.75
None                                            11      4,632,122           2.30         7.984         2.955         681      74.25
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Original Prepayment Penalty Type             With SS       Doc
-----------------------------------------   --------    ------
2%                                             76.80%    18.55%
6 mos 80%                                      73.83     13.94
None                                           74.25      0.00
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Original Prepayment Penalty Term (Months)    Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
0                                               11     $4,632,122           2.30%        7.984%        2.955%        681      74.25%
12                                             245    155,942,934          77.51         7.878         2.855         700      73.40
36                                             109     40,602,979          20.18         8.568         3.543         683      76.18
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 17

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Original Prepayment Penalty Term (Months)    With SS       Doc
-----------------------------------------   --------    ------
0                                              74.25%     0.00%
12                                             73.40     17.06
36                                             76.66      3.74
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 17



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Cutoff Date Principal Balance                Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
$50,001 - $100,000                               8       $657,830           0.33%        8.000%        2.973%        691      67.45%
$100,001 - $150,000                             16      2,077,360           1.03         8.404         3.377         722      74.35
$150,001 - $200,000                             22      3,782,220           1.88         8.087         3.085         689      70.81
$200,001 - $250,000                             33      7,348,979           3.65         8.133         3.101         695      77.73
$250,001 - $300,000                             32      8,830,148           4.39         8.251         3.215         692      79.78
$300,001 - $350,000                             27      8,838,909           4.39         8.152         3.134         701      79.74
$350,001 - $400,000                             30     11,173,576           5.55         8.197         3.184         685      77.97
$400,001 - $450,000                             26     10,877,398           5.41         8.023         2.995         698      78.96
$450,001 - $500,000                             21      9,863,959           4.90         8.157         3.155         708      78.36
$500,001 - $700,000                             73     41,976,086          20.87         8.095         3.072         694      77.82
$700,001 - $900,000                             25     19,654,672           9.77         7.833         2.799         692      73.07
$900,001 - $1,000,000                            9      8,590,150           4.27         7.726         2.709         701      74.91
$1,000,001 - $1,100,000                          5      5,208,674           2.59         7.675         2.640         692      70.88
$1,100,001 >=                                   38     62,298,075          30.97         7.963         2.938         697      67.70
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Average: $551,173

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Cutoff Date Principal Balance                With SS       Doc
-----------------------------------------   --------    ------
$50,001 - $100,000                             67.45%    37.84%
$100,001 - $150,000                            74.35     12.18
$150,001 - $200,000                            70.81     18.42
$200,001 - $250,000                            77.73     14.82
$250,001 - $300,000                            80.21     24.68
$300,001 - $350,000                            79.74     22.44
$350,001 - $400,000                            77.97      9.90
$400,001 - $450,000                            79.52     31.17
$450,001 - $500,000                            79.33     14.34
$500,001 - $700,000                            77.82     12.01
$700,001 - $900,000                            73.07     11.57
$900,001 - $1,000,000                          74.91      0.00
$1,000,001 - $1,100,000                        70.88     20.66
$1,100,001 >=                                  67.70     11.84
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
Average: $551,173



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Principal Balance at Origination             Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
$50,001 - $100,000                               8       $661,490           0.33%        8.017%        2.993%        692      66.23%
$100,001 - $150,000                             18      2,383,277           1.18         8.420         3.397         721      70.76
$150,001 - $200,000                             24      4,282,169           2.13         8.095         3.091         690      73.82
$200,001 - $250,000                             31      7,054,151           3.51         8.094         3.060         696      77.60
$250,001 - $300,000                             32      8,919,245           4.43         8.251         3.218         690      80.28
$300,001 - $350,000                             31     10,355,379           5.15         8.193         3.175         701      79.13
$350,001 - $400,000                             33     12,696,709           6.31         8.161         3.138         691      78.69
$400,001 - $450,000                             25     10,880,098           5.41         7.940         2.922         699      79.53
$450,001 - $500,000                             20      9,789,098           4.87         8.146         3.142         707      73.53
$500,001 - $700,000                             68     39,814,303          19.79         8.121         3.096         693      78.71
$700,001 - $900,000                             25     20,086,025           9.98         7.789         2.760         689      72.76
$900,001 - $1,000,000                            9      8,782,742           4.37         7.694         2.672         706      73.21
$1,000,001 - $1,100,000                          3      3,175,276           1.58         7.788         2.747         690      72.96
$1,100,001 >=                                   38     62,298,075          30.97         7.963         2.938         697      67.70
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Average: $540,519

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Principal Balance at Origination             With SS       Doc
-----------------------------------------   --------    ------
$50,001 - $100,000                             66.23%    37.63%
$100,001 - $150,000                            70.76     17.16
$150,001 - $200,000                            73.82     17.36
$200,001 - $250,000                            77.60     19.85
$250,001 - $300,000                            80.70     18.66
$300,001 - $350,000                            79.13     19.15
$350,001 - $400,000                            79.00     15.15
$400,001 - $450,000                            79.73     27.87
$450,001 - $500,000                            74.50     14.97
$500,001 - $700,000                            78.71     11.38
$700,001 - $900,000                            72.76     11.32
$900,001 - $1,000,000                          73.21      0.00
$1,000,001 - $1,100,000                        72.96     33.90
$1,100,001 >=                                  67.70     11.84
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
Average: $540,519


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Original Gross Rate (%)                      Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
0.501% - 1.000%                                  1       $382,943           0.19%        7.375%        2.350%        714      62.50%
1.001% - 1.500%                                110     87,699,879          43.59         7.733         2.712         701      71.55
1.501% - 2.000%                                 50     20,731,922          10.31         8.026         3.005         706      74.50
2.001% - 2.500%                                 10      4,688,621           2.33         8.403         3.355         709      84.61
2.501% - 3.000%                                  6      2,426,856           1.21         8.064         3.024         713      91.28
3.001% - 3.500%                                  4      1,571,032           0.78         8.170         3.116         692      95.00
6.501% - 7.000%                                  3      1,609,145           0.80         7.500         2.500         698      72.37
7.001% - 7.500%                                 22     13,628,061           6.77         7.796         2.759         707      74.59
7.501% - 8.000%                                 35     17,808,849           8.85         8.028         3.004         691      72.18
8.001% - 8.500%                                 74     32,383,018          16.10         8.380         3.363         687      73.86
8.501% - 9.000%                                 44     16,143,258           8.02         8.811         3.781         669      78.97
9.001% - 9.500%                                  6      2,104,454           1.05         9.179         4.155         679      88.93
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 4.266%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Original Gross Rate (%)                      With SS       Doc
-----------------------------------------   --------    ------
0.501% - 1.000%                                62.50%     0.00%
1.001% - 1.500%                                71.55     13.40
1.501% - 2.000%                                74.50     17.91
2.001% - 2.500%                                84.61     36.59
2.501% - 3.000%                                91.28    100.00
3.001% - 3.500%                                95.00    100.00
6.501% - 7.000%                                72.37      0.00
7.001% - 7.500%                                74.59      7.58
7.501% - 8.000%                                72.18     13.74
8.001% - 8.500%                                74.28      7.08
8.501% - 9.000%                                79.34      4.34
9.001% - 9.500%                                88.93     22.76
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 4.266%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Current Gross Rate                           Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
7.001% - 7.500%                                 49    $25,732,563          12.79%        7.454%        2.460%        707      72.23%
7.501% - 8.000%                                134     93,573,227          46.51         7.810         2.783         699      71.82
8.001% - 8.500%                                123     57,306,509          28.49         8.279         3.250         696      76.60
8.501% - 9.000%                                 52     21,901,272          10.89         8.766         3.736         674      76.74
9.001% - 9.500%                                  7      2,664,464           1.32         9.168         4.133         692      87.65
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 8.020%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Current Gross Rate                           With SS       Doc
-----------------------------------------   --------    ------
7.001% - 7.500%                                72.23%    22.45%
7.501% - 8.000%                                71.82     10.95
8.001% - 8.500%                                76.84     14.51
8.501% - 9.000%                                77.01     15.10
9.001% - 9.500%                                87.65     17.98
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 8.020%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Gross Margin                                 Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
<= 2.500                                        49    $25,732,563          12.79%        7.454%        2.460%        707      72.23%
2.501 - 2.750                                   70     47,743,548          23.73         7.704         2.674         700      71.51
2.751 - 3.000                                   64     45,829,679          22.78         7.921         2.897         697      72.15
3.001 - 3.250                                   61     30,681,294          15.25         8.182         3.147         702      75.36
3.251 - 3.500                                   62     26,625,215          13.23         8.390         3.369         688      78.03
3.501 - 3.750                                   29     13,435,052           6.68         8.677         3.644         666      73.23
3.751 - 4.000                                   23      8,466,220           4.21         8.909         3.881         686      82.31
4.001 - 4.250                                    6      2,519,282           1.25         9.156         4.123         689      87.51
4.251 - 4.500                                    1        145,182           0.07         9.375         4.300         746      90.00
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 2.996%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Gross Margin                                 With SS       Doc
-----------------------------------------   --------    ------
<= 2.500                                       72.23%    22.45%
2.501 - 2.750                                  71.51      9.00
2.751 - 3.000                                  72.15     12.98
3.001 - 3.250                                  75.68     18.81
3.251 - 3.500                                  78.18      9.56
3.501 - 3.750                                  73.52     19.40
3.751 - 4.000                                  82.56      8.28
4.001 - 4.250                                  87.51     19.01
4.251 - 4.500                                  90.00      0.00
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 2.996%


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Original Term (Months)                       Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
360                                            239   $126,750,300          63.00%        8.019%        2.999%        694      74.09%
480                                            126     74,427,736          37.00         8.021         2.992         699      73.79
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 404

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Original Term (Months)                       With SS       Doc
-----------------------------------------   --------    ------
360                                            74.12%    14.98%
480                                            74.00     12.28
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 404



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Remaining Term (Months)                      Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
341 - 345                                       19    $11,632,215           5.78%        7.834%        2.825%        706      74.20%
346 - 350                                      102     63,388,478          31.51         7.831         2.809         696      72.96
351 - 355                                       30     19,045,844           9.47         8.092         3.059         694      71.55
356 - 360                                       88     32,683,762          16.25         8.408         3.394         685      77.72
461 - 465                                        4      2,795,123           1.39         7.702         2.669         693      72.71
466 - 470                                       52     37,857,619          18.82         7.830         2.801         712      73.50
471 - 475                                       22     13,569,065           6.74         8.002         2.973         697      72.94
476 - 480                                       48     20,205,929          10.04         8.435         3.406         679      75.08
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 395

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Remaining Term (Months)                      With SS       Doc
-----------------------------------------   --------    ------
341 - 345                                      74.20%    13.93%
346 - 350                                      72.96     17.08
351 - 355                                      71.55     25.02
356 - 360                                      77.84      5.43
461 - 465                                      72.71     15.94
466 - 470                                      73.50     20.71
471 - 475                                      72.94      6.31
476 - 480                                      75.85      0.00
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 395



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Seasoning                                    Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
1 - 6                                          143    $54,507,711          27.09%        8.414%        3.394%        683      76.43%
7 - 12                                         143     95,880,764          47.66         7.915         2.890         699      73.01
13 - 18                                         79     50,789,561          25.25         7.795         2.769         705      73.18
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 9

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Seasoning                                    With SS       Doc
-----------------------------------------   --------    ------
1 - 6                                          76.79%     3.26%
7 - 12                                         73.01     16.84
13 - 18                                        73.18     20.10
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 9



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Months to Next Rate Adjustment               Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
1                                              365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 1

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Months to Next Rate Adjustment               With SS       Doc
-----------------------------------------   --------    ------
1                                              74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 1


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Minimum Mortgage Rate                        Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
2.001 - 2.500                                   49    $25,732,563          12.79%        7.454%        2.460%        707      72.23%
2.501 - 3.000                                  134     93,573,227          46.51         7.810         2.783         699      71.82
3.001 - 3.500                                  123     57,306,509          28.49         8.279         3.250         696      76.60
3.501 - 4.000                                   52     21,901,272          10.89         8.766         3.736         674      76.74
4.001 - 4.500                                    7      2,664,464           1.32         9.168         4.133         692      87.65
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 2.996

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Minimum Mortgage Rate                        With SS       Doc
-----------------------------------------   --------    ------
2.001 - 2.500                                  72.23%    22.45%
2.501 - 3.000                                  71.82     10.95
3.001 - 3.500                                  76.84     14.51
3.501 - 4.000                                  77.01     15.10
4.001 - 4.500                                  87.65     17.98
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 2.996



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Maximum Mortgage Rate                        Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
11.900                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 11.900

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Maximum Mortgage Rate                        With SS       Doc
-----------------------------------------   --------    ------
11.900                                         74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 11.900



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Rate Adjustment Frequency (Months)           Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
1                                              365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Rate Adjustment Frequency (Months)           With SS       Doc
-----------------------------------------   --------    ------
1                                              74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Payment Adjustment Frequency (Months)        Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
12                                             365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Payment Adjustment Frequency (Months)        With SS       Doc
-----------------------------------------   --------    ------
12                                             74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
First Payment Adjustment (Months)            Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
12                                             365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
First Payment Adjustment (Months)            With SS       Doc
-----------------------------------------   --------    ------
12                                             74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Maximum Limit (%)                            Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
110%                                           221   $144,616,498          71.88%        7.869%        2.845%        702      73.16%
115%                                           144     56,561,538          28.12         8.407         3.384         682      76.08
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Maximum Limit (%)                            With SS       Doc
-----------------------------------------   --------    ------
110%                                           73.16%    17.99%
115%                                           76.43      3.74
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Periodic Payment Cap                         Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
7.500%                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Periodic Payment Cap                         With SS       Doc
-----------------------------------------   --------    ------
7.500%                                         74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Recast Period (Months)                       Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
60                                             365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Recast Period (Months)                       With SS       Doc
-----------------------------------------   --------    ------
60                                             74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Original Loan-to-Value Ratio                 Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
50.00% or less                                  11     $6,329,354           3.15%        8.068%        3.033%        678      46.48%
50.01% - 55.00%                                  7      3,007,995           1.50         7.731         2.713         689      53.21
55.01% - 60.00%                                 16     15,720,221           7.84         7.946         2.920         690      58.96
60.01% - 65.00%                                 26     16,769,232           8.36         7.952         2.939         691      64.38
65.01% - 70.00%                                 29     21,493,665          10.71         7.879         2.861         693      68.96
70.01% - 75.00%                                 89     60,470,210          30.14         7.958         2.934         697      74.24
75.01% - 80.00%                                105     47,195,313          23.53         7.978         2.953         698      79.61
80.01% - 85.00%                                 19      7,160,725           3.57         8.430         3.390         704      84.44
85.01% - 90.00%                                 50     17,952,507           8.95         8.389         3.367         704      89.61
90.01% - 95.00%                                 12      4,515,509           2.25         8.438         3.398         699      94.41
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         364   $200,614,730         100.00%        8.019%        2.995%        696      73.92%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Original Loan-to-Value Ratio                 With SS       Doc
-----------------------------------------   --------    ------
50.00% or less                                 46.48%     0.00%
50.01% - 55.00%                                53.21      0.00
55.01% - 60.00%                                58.96      1.65
60.01% - 65.00%                                64.38     17.26
65.01% - 70.00%                                68.96     11.24
70.01% - 75.00%                                74.30      9.33
75.01% - 80.00%                                79.94     17.12
80.01% - 85.00%                                84.44     10.31
85.01% - 90.00%                                89.61     18.45
90.01% - 95.00%                                94.41     93.64
-----------------------------------------   --------    ------
Total:                                         74.01%    13.74%
-----------------------------------------   --------    ------
WA: 73.98%


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Geographical Distribution                    Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Alaska                                           1       $236,335           0.12%        7.625%        2.600%        741      83.33%
Arizona                                         25     13,194,204           6.56         7.889         2.874         703      73.37
Arkansas                                         1        283,542           0.14         8.375         3.300         687      95.00
California                                     153     98,160,152          48.79         7.996         2.966         693      73.50
Colorado                                         2      1,265,704           0.63         7.439         2.429         685      75.99
Connecticut                                      4      1,208,927           0.60         8.348         3.331         715      66.11
District of Columbia                             2      3,241,565           1.61         8.333         3.344         711      75.00
Florida                                         43     22,191,829          11.03         8.229         3.212         692      75.75
Georgia                                          5      1,208,439           0.60         7.870         2.871         695      85.46
Hawaii                                           3      3,288,428           1.63         8.053         3.030         689      56.84
Idaho                                            2        264,656           0.13         8.084         3.101         702      69.93
Illinois                                         4      1,013,175           0.50         8.428         3.433         701      87.00
Kansas                                           1        563,306           0.28         8.375         3.350         695      96.87
Maryland                                        15      7,302,804           3.63         7.998         2.966         690      73.75
Massachusetts                                    4      1,158,829           0.58         8.217         3.207         705      76.43
Minnesota                                        1        125,213           0.06         8.250         3.200         747      80.00
Missouri                                         6      1,639,105           0.81         7.844         2.837         704      81.76
Nevada                                           6      3,159,948           1.57         7.773         2.748         681      70.89
New Jersey                                      27     13,409,765           6.67         7.920         2.903         707      75.66
New Mexico                                       1        322,409           0.16         8.500         3.500         639      80.00
New York                                        14     10,157,815           5.05         8.078         3.066         693      64.75
North Carolina                                   2        807,148           0.40         7.438         2.451         722      79.80
Oklahoma                                         1        287,364           0.14         8.625         3.600         713      95.00
Oregon                                           8      2,675,380           1.33         7.873         2.881         698      70.58
Pennsylvania                                     4        729,476           0.36         8.500         3.453         701      82.69
Tennessee                                        2        295,402           0.15         8.253         3.178         726      73.23
Texas                                            3      4,424,580           2.20         7.906         2.855         722      75.37
Utah                                             1        202,960           0.10         8.000         3.000         726      90.00
Virginia                                        11      3,912,359           1.94         8.115         3.102         719      84.74
Washington                                      12      4,107,635           2.04         8.108         3.069         684      81.90
West Virginia                                    1        339,582           0.17         7.625         2.550         683      80.00
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Geographical Distribution                    With SS       Doc
-----------------------------------------   --------    ------
Alaska                                         83.33%     0.00%
Arizona                                        73.37     27.00
Arkansas                                       95.00    100.00
California                                     73.52     10.84
Colorado                                       75.99      0.00
Connecticut                                    66.11      0.00
District of Columbia                           75.00     52.29
Florida                                        75.75     11.43
Georgia                                        85.46     40.23
Hawaii                                         59.75      0.00
Idaho                                          69.93     32.84
Illinois                                       87.00     31.56
Kansas                                         96.87    100.00
Maryland                                       73.75     26.71
Massachusetts                                  76.43     19.31
Minnesota                                      80.00      0.00
Missouri                                       81.76      0.00
Nevada                                         72.09      0.00
New Jersey                                     75.95     16.79
New Mexico                                     80.00      0.00
New York                                       64.75      2.75
North Carolina                                 79.80     50.56
Oklahoma                                       95.00      0.00
Oregon                                         70.58      6.88
Pennsylvania                                   82.69     25.87
Tennessee                                      73.23      0.00
Texas                                          75.37      0.00
Utah                                           90.00    100.00
Virginia                                       84.74     19.25
Washington                                     81.90     28.55
West Virginia                                  80.00    100.00
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
California Loan Breakdown                    Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Northern CA                                     60    $39,007,420          19.39%        8.012%        2.982%        691      74.40%
Southern CA                                     93     59,152,732          29.40         7.985         2.956         695      72.90
State not in CA                                212    103,017,883          51.21         8.043         3.025         699      74.44
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
California Loan Breakdown                    With SS       Doc
-----------------------------------------   --------    ------
Northern CA                                    74.46%     6.56%
Southern CA                                    72.90     13.66
State not in CA                                74.61     16.98
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Top 10 Zip Codes                             Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
92679                                            3     $3,724,355           1.85%        7.750%        2.718%        703      77.85%
90027                                            2      3,355,962           1.67         8.000         2.974         696      69.93
92660                                            3      2,923,437           1.45         7.764         2.711         698      73.46
93427                                            1      2,677,563           1.33         8.000         2.950         697      65.00
75034                                            1      2,640,757           1.31         8.125         3.050         736      73.75
94402                                            2      2,391,753           1.19         7.678         2.671         725      69.71
11932                                            1      2,337,725           1.16         7.875         2.900         722      60.00
10580                                            1      2,330,692           1.16         8.250         3.200         668      60.00
33767                                            2      2,275,693           1.13         8.091         3.116         696      72.16
92037                                            2      2,272,184           1.13         7.914         2.847         729      75.79
Other                                          347    174,247,914          86.61         8.033         3.011         694      74.56
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Top 10 Zip Codes                             With SS       Doc
-----------------------------------------   --------    ------
92679                                          77.85%     0.00%
90027                                          69.93      0.00
92660                                          73.46      0.00
93427                                          65.00      0.00
75034                                          73.75      0.00
94402                                          69.71      0.00
11932                                          60.00      0.00
10580                                          60.00      0.00
33767                                          72.16      0.00
92037                                          75.79     84.21
Other                                          74.67     15.05
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
FICO Scores                                  Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
601 - 620                                        4     $1,372,650           0.68%        8.615%        3.592%        619      74.26%
621 - 640                                       27     11,321,190           5.63         8.542         3.512         632      73.54
641 - 660                                       23     11,012,974           5.47         8.401         3.397         650      74.01
661 - 680                                       65     38,275,256          19.03         7.993         2.961         671      71.19
681 - 700                                       76     48,068,528          23.89         7.911         2.891         691      72.73
701 - 720                                       74     42,176,245          20.96         7.947         2.926         710      75.59
721 - 740                                       65     39,372,810          19.57         7.893         2.867         730      74.96
741 - 760                                       16      4,647,025           2.31         8.370         3.347         748      81.73
Greater than 760                                15      4,931,359           2.45         8.391         3.362         775      79.81
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
WA: 696

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
FICO Scores                                  With SS       Doc
-----------------------------------------   --------    ------
601 - 620                                      74.26%     0.00%
621 - 640                                      73.73      6.21
641 - 660                                      74.01      5.42
661 - 680                                      71.29     13.77
681 - 700                                      72.73     13.51
701 - 720                                      75.59     15.26
721 - 740                                      75.06     19.63
741 - 760                                      81.73      9.08
Greater than 760                               81.76      9.67
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%
-----------------------------------------   --------    ------
WA: 696

The FICO scores in the above table are based on the original FICO scores obtained in connection with the origination of the mortgage loans. With respect to the 228 mortgage loans (representing approximately 73.53% of the mortgage loans) that were originated prior to 2007, updated FICO scores were recently obtained from Experian. The weighted average original and updated FICO scores for such 228 mortgage loans is 701 and 693, respectively. The weighted average FICO Score for all the mortgage loans calculated using the updated FICO scores (instead of the original FICO scores) for such 228 mortgage loans is 690.



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Property Types                               Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Single Family Residence                        304   $170,977,197          84.99%        8.009%        2.985%        695      74.00%
Condo                                           44     20,916,687          10.40         7.951         2.929         701      73.64
Townhouse                                       11      7,247,380           3.60         8.392         3.376         703      73.10
2-4 Family                                       4      1,071,765           0.53         8.542         3.525         729      69.09
Multi-Family                                     2        965,006           0.48         8.069         3.055         702      90.00
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Property Types                               With SS       Doc
-----------------------------------------   --------    ------
Single Family Residence                        74.09%    13.10%
Condo                                          73.64      9.32
Townhouse                                      73.10     46.14
2-4 Family                                     72.79      0.00
Multi-Family                                   90.00     44.96
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Occupancy                                    Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Primary                                        296   $166,947,483          82.98%        8.017%        2.993%        694      74.70%
Second Home                                     33     21,117,028          10.50         7.876         2.854         702      69.48
Investment                                      36     13,113,524           6.52         8.291         3.270         714      72.03
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Occupancy                                    With SS       Doc
-----------------------------------------   --------    ------
Primary                                        74.82%    12.72%
Second Home                                    69.48     11.73
Investment                                     72.03     33.62
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Loan Purpose                                 Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Refinance - Cashout                            191   $105,734,372          52.56%        7.994%        2.969%        690      71.05%
Purchase                                        84     49,318,421          24.51         8.013         2.996         707      78.26
Refinance - Rate Term                           90     46,125,243          22.93         8.089         3.060         698      76.11
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Loan Purpose                                 With SS       Doc
-----------------------------------------   --------    ------
Refinance - Cashout                            71.09%    13.63%
Purchase                                       78.45     20.86
Refinance - Rate Term                          76.24      7.43
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Documentation Level                          Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Stated Income/Assets Verified                  248   $138,275,926          68.73%        8.037%        3.011%        694      73.73%
Stated Income/Stated Assets                     48     29,858,338          14.84         7.961         2.945         695      69.31
Alternative/Full Documentation                  59     28,130,002          13.98         8.003         2.983         702      79.85
No Income/Assets Verified                        8      4,280,242           2.13         7.978         2.944         702      78.02
No Income/Stated Assets                          1        342,096           0.17         8.250         3.250         694      57.99
Streamline                                       1        291,432           0.14         8.250         3.200         750      62.61
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Documentation Level                          With SS       Doc
-----------------------------------------   --------    ------
Stated Income/Assets Verified                  73.85%     0.00%
Stated Income/Stated Assets                    69.43      0.00
Alternative/Full Documentation                 79.85    100.00
No Income/Assets Verified                      78.02      0.00
No Income/Stated Assets                        57.99      0.00
Streamline                                     62.61      0.00
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Lien Position                                Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
1st Lien                                       365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Lien Position                                With SS       Doc
-----------------------------------------   --------    ------
1st Lien                                       74.08%    13.98%
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%



                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Delinquency Days                             Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
0                                              359   $197,225,092          98.04%        8.021%        2.997%        696      73.92%
30                                               6      3,952,943           1.96         7.958         2.954         694      77.11
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Delinquency Days                             With SS       Doc
-----------------------------------------   --------    ------
0                                              74.02%    13.98%
30                                             77.11     14.25
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

BCAP 2007-AA4
Group 2
All records
================================================================================




                                                                    % of Pool by      Weighted      Weighted    Non-Zero   Weighted
                                            Number    Outstanding    Outstanding       Average       Average    Weighted    Average
                                                of      Principal      Principal         Gross         Gross     Average   Original
Year of Origination                          Loans    Balance ($)        Balance    Coupon (%)    Margin (%)        FICO    LTV (%)
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
2005                                             1       $940,162           0.47%        7.625%        2.600%        674      75.00%
2006                                           227    146,973,392          73.06         7.878         2.853         701      72.98
2007                                           137     53,264,482          26.48         8.418         3.399         682      76.73
-----------------------------------------   ------   ------------   ------------    ----------    ----------    --------   --------
Total:                                         365   $201,178,036         100.00%        8.020%        2.996%        696      73.98%

                                            Weighted
                                             Average
                                            Combined         %
                                            Original      Full
                                             LTV (%)       Alt
Year of Origination                          With SS       Doc
-----------------------------------------   --------    ------
2005                                           75.00%     0.00%
2006                                           72.98     17.93
2007                                           77.09      3.33
-----------------------------------------   --------    ------
Total:                                         74.08%    13.98%


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, requesting to be connected to Ext. 2663.This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

================================================================================

                                                                   Page 10 of 10